As filed with the Securities and Exchange Commission on May 30, 2007

                                            Securities Act Registration No. ___-
                                        Investment Company Registration No. ___-
  ==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Pre-Effective Amendment No.               |_|
                        Post-Effective Amendment No.               |_|
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940              |X|

                   Global Real Estate Fund of Funds I-A, L.P.
   (Exact Name of Registrant As Specified In Agreement of Limited Partnership)

                       518 Seventeenth Street, Suite 1200
                             Denver, Colorado 80202
                    (Address of Principal Executive Offices)

                                 (303) 228-2200
              (Registrant's Telephone Number, Including Area Code)

                                Jeffrey W. Taylor
                   Global Real Estate Fund of Funds I-A, L.P.
                       518 Seventeenth Street, Suite 1200
                             Denver, Colorado 80202
                     (Name and Address of Agent for Service)

                                   Copies to:

                              Michael Hoffman, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036

                           --------------------------

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement, as more specifically described herein.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following
box................................................................|X|.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
========================================== =============== ================ ================ ======================
    Title of Securities Being Registered    Amount Being       Proposed         Proposed           Amount of
                                                                Maximum         Maximum
                                                            Offering Price     Aggregate
                                             Registered        per Unit      Offering Price    Registration Fee
------------------------------------------ --------------- ---------------- ---------------- ----------------------
Limited Partnership Interests.............   1000 Units         $1,000       $1,000,000 (1)         $30.70
------------------------------------------ --------------- ---------------- ---------------- ----------------------

------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

    The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                   Global Real Estate Fund of Funds I-A, L.P.

                              CROSS REFERENCE SHEET


                                             Part A -- Prospectus

Item 1.  Outside Front Cover                                          Cover Page
Item 2.  Cover Pages; Other Offering Information                      Cover Page
Item 3.  Fee Table and Synopsis                                       Prospectus Summary; Summary of Partnership Expenses
Item 4.  Financial Highlights                                         Not Applicable
Item 5.  Plan of Distribution                                         Cover Page; Prospectus Summary; Plan of Distribution
Item 6.  Selling Unitholders                                          Not Applicable
Item 7.  Use of Proceeds                                              Use of Proceeds; The Partnership's Investments
Item 8.  General Description of the Registrant                        The Partnership; The Partnership's Investments; Risks;
                                                                          Description of Units; Closed-End Partnership Structure
Item 9.  Management                                                   Management of the Partnership; Custodian; Summary of
                                                                          Partnership Expenses
Item 10. Capital Stock, Long-Term Debt, and Other Securities          Description of Units; Distributions; Tax Matters
Item 11. Defaults and Arrears on Senior Securities                    Not Applicable
Item 12. Legal Proceedings                                            Not Applicable
Item 13. Table of Contents for the Statement of Additional            Table of Contents for the Statement of Additional Information
         Information

                                             Part B--Statement of Additional Information

Item 14. Cover Page                                                   Cover Page
Item 15. Table of Contents                                            Cover Page
Item 16. General Information and History                              Not Applicable
Item 17. Investment Objective and Policies                            Investment Objectives and Policies
Item 18. Management                                                   Management of the Partnership; Portfolio Management
Item 19. Control Persons and Principal Holders of Securities          Not Applicable
Item 20. Investment Advisory and Other Services                       Management of the Partnership
Item 21. Portfolio Managers                                           Management of the Partnership
Item 22. Brokerage Allocation and Other Practices                     Management of the Partnership; Portfolio Transaction
Item 23. Tax Status                                                   Taxation
Item 24. Financial Statements                                         Financial Statements for the Partnership; Report of
                                                                          Independent Registered Public Accounting Firm

                                             Part C--Other Information

Items 25-34 have been answers in Part C of this Registration Statement



                              Subject to Completion
                    Preliminary Prospectus dated May 24, 2007

                                DIVIDEND CAPITAL

                   Global Real Estate Fund of Funds I-A, L.P.
                          Limited Partnership Interests
                                   $ per Unit
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

--------------------------------------------------------------------------------

         Investment Objective. Global Real Estate Fund of Funds I-A, L.P. (the "Partnership") is a newly organized, non-diversified, closed-end management investment company. The Partnership's investment objective is to seek capital appreciation. The Partnership will seek to achieve a leveraged gross internal rate of return ("IRR") of approximately 15% to 20%. The Partnership cannot ensure that it will achieve its investment objective.

         Investment Policies. The Partnership will seek to achieve its objective by investing in a diversified real estate portfolio using a "fund of funds" structure. In normal market conditions, the Partnership intends to invest all or substantially all of its capital in preferred and common equity securities (collectively, "Targeted Investments"), including limited partnership and membership interests, representing interests in, and joint ventures and co-investments with, real estate private equity funds ("Portfolio Funds") managed by third party managers that, in the view of the Adviser (as defined herein), exhibit, or have potential for, superior performance. A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds. The Partnership anticipates that it ultimately will invest in approximately 10 to 15 Portfolio Funds (including their related joint ventures and co-investment vehicles, if any). These Portfolio Funds will not be readily marketable. Although there can be no assurance as to the ultimate make-up of the Portfolio Funds, the Partnership intends to diversify its portfolio by geography, sector, investment strategy, investment manager, fund type, and investment structure. The Partnership intends to invest approximately 40% to 50% of its total assets in U.S.-related Portfolio Funds, 15% to 20% in Europe-related Portfolio Funds (including European Union and prospective European Union nations), 15% to 20% in Asia-related Portfolio Funds and 15% to 20% in Mexico- and Brazil-related Portfolio Funds, although there can be no assurance that the Partnership will actually achieve such diversification. For purposes of the Partnership's investment policies, a Portfolio Fund will be viewed as "related" to a particular jurisdiction if the investment objective of that Portfolio Fund is primarily to invest in assets in that jurisdiction. The Partnership expects to invest approximately 2/3 of its total assets in opportunistic strategies and approximately 1/3 of its total assets in value-added strategies, although such investment strategies are subject to market conditions and availability of such investments. The Partnership views opportunistic strategies as generally intricate, including development, redevelopment, acquisitions from distressed sellers, restructurings, transactions in emerging markets and other asset- and transaction-management approaches. An opportunistic investment generally has a high proportion of total return anticipated to come from capital appreciation upon disposition. These strategies generally involve higher risk and employ greater leverage than value-added strategies, but can generate higher overall returns, and generally target an IRR of approximately 20%. The Partnership views value-added strategies as those which generally involve investment of additional capital and/or management subsequent to acquisition. A value-added investment generally has a medium-term investment period (for example, four to seven years) with a portion of overall gain anticipated to come from asset disposition, and targets an IRR of approximately 12% to 16%. With respect to Targeted Investments, the Partnership may invest without limit in preferred or other securities that at the time of investment are unrated, although the Partnership does not intend to invest more than 20% of its total assets in securities other than preferred and equity securities, including debt securities and convertible securities. See "The Partnership's Investments" and "Risks."

         Investment Adviser. The Partnership's investment adviser is Dividend Capital Global Advisors LLC (the "Adviser"), which will be responsible for all Portfolio Fund investments. Dividend Capital Investments LLC, the Partnership's sub-adviser (the "Sub-Adviser"), will be responsible for the Partnership's investments in non-Portfolio Funds. (continued on next page)

         Investing in the units of the Partnership involves certain risks that are described under the heading "Risks" beginning on page [ ].

--------------------------------------------------------------------------------
                                                         Per Unit       Total
Public offering price................................ $                $
Sales load/commission(1)............................. $                $
Estimated offering expenses(2)....................... $                $
Proceeds, after expenses, to the Partnership(2) (3).. $                $
-----------------------

(1) The sales charge will be deducted from the investor's account and paid to Dividend Capital Securities LLC (the "Distributor"), the distributor of Units. The Distributor may pay all or a portion of the 1% commission to the selling agent responsible for selling Units to the investor. Purchases made through a selling agent may involve additional fees charged by the selling agent.

(2) The Partnership will pay its organizational costs in full. The Partnership will bear legal and other organizational expenses incurred in the formation of the Partnership up to an amount equal to .4% of the total Commitments (as defined herein) to the Partnership. Organizational expenses in excess of this amount, if any, will be borne by the General Partner as part of its commitment to the Partnership. The aggregate offering expenses to be incurred by the Partnership are estimated to be $ (including amounts incurred by the Adviser, the Sub-Adviser, and General Partner on behalf of the Partnership).

(3) Commitments will be drawn down in full at each closing and invested in short-term investments until such time as such funds are invested in Portfolio Funds. Any Partner admitted at any closing subsequent to the initial closing will be required to pay to the Partnership as part of its commitment: (a) interest at 9% compounded annually on Advisory Fees retroactive to the initial closing; (b) interest at 9% compounded annually on their proportionate share of organizational and other expenses attributable to the Partnership; and (c) interest at 9% compounded annually on their proportionate share of the original cost of any portfolio investment made prior to such drawdown. Any amounts paid to the Partnership under (a) above will be paid to the General Partner. Any amounts paid to the Partnership under (b) and (c) above will be distributed to the pre-existing Partners as appropriate.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued from previous page)

         Investor Qualifications. The Partnership is offering units of limited partnership interest at $ per unit. The units of limited partnership interest are referred to herein as "units." You must purchase at least ______ units ($ ) in order to participate in this offering, subject to lesser amounts being accepted by the General Partner in its sole discretion. Each unit represents the commitment of the unitholder to contribute $____ of capital to the Partnership upon demand of the General Partner at closing (the "Commitments"). Units may only be sold to investors who have a net worth of more than $1,500,000, including any amount invested in the Fund, or who otherwise meet the standard for a Qualified Investor (as defined below in "Investor Qualifications/Investment Suitability"). Investors must hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the Partnership or the Distributor. See "Investor Qualifications," "Plan of Distribution," and "Sales Compensation."

         Advisory Fee and Performance Distribution. The Partnership will pay to the Adviser an advisory fee at an annual rate of 1.35% of the Partnership's aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, 1.35% of the Partnership's total assets (excluding any financial leverage), and will pay to the General Partner a performance distribution equal to 5% of the Partnership's distributions, if any, of its net income and its realized capital gains for the term (including extensions) of the Partnership. The Adviser will pay a portion of its fee to the Sub-Adviser for the management of the Partnership's non-Portfolio Fund investments according to a schedule. The General Partner will only be entitled to a performance distribution if the distributions, if any, otherwise exceed an annual preferred return of 9% to the unitholders and a return of capital. The performance fee structure presents risks that are not present in funds without a performance fee.

         Leverage. The Partnership may seek to achieve its investment objective through the use of financial leverage. In the event that the Partnership employs leverage, the Partnership may leverage through the issuance of preferred units ("Preferred Units") or through the issuance of commercial paper and/or borrowing by the Partnership ("Borrowings," and collectively with Preferred Units, "Financial Leverage"). The Partnership may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). So long as the net rate of return on the Partnership's investments purchased with the proceeds of the Financial Leverage exceeds the interest or dividend rate payable on the Financial Leverage, plus associated expenses, such excess return will be available to pay higher dividends to unitholders. If not, the issuance of Financial Leverage could reduce the return to unitholders. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. The use of Financial Leverage involves special risks. See "Use of Financial Leverage" and "Risks-Risks of Financial Leverage."

         No Prior History and Lack of Trading Market. The Partnership is newly organized and has no history of operations. The Partnership currently does not intend to list its units on any exchange and there is no expectation that any secondary market will develop for the Partnership's units.

         Restrictions on Transfers and Withdrawals. A Partner may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the General Partner. The units are designed for long-term investors, and investors should not purchase units of the Partnership if they do not intend to hold them for the partnership term. See "Risks" and "Description of Units."

         You should read this prospectus, which contains important information about the Partnership, before deciding whether to invest in the units, and retain it for future reference. A Statement of Additional Information, dated _________, 2007, containing additional information abut the Partnership, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ___ of this Prospectus, by calling ( ) ___________ or by writing the Partnership, or you may obtain a copy (and other information regarding the Partnership) from the Securities and Exchange Commission's web site (http://www.sec.gov). Free copies of the Partnership's reports and its Statement of Additional Information will also be available from the Partnership web site at www.dividendcapital.com.

         The units do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the distributors have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the distributors are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

                                TABLE OF CONTENTS

                                                                    Page

PROSPECTUS SUMMARY....................................................1

SUMMARY OF PARTNERSHIP EXPENSES......................................27

THE PARTNERSHIP......................................................28

USE OF PROCEEDS......................................................28

THE ADVISER..........................................................28

THE PARTNERSHIP'S INVESTMENTS........................................28

LEVERAGE.............................................................33

INTEREST RATE TRANSACTIONS...........................................35

RISKS 36

DIVIDEND CAPITAL GROUP...............................................43

MANAGEMENT OF THE PARTNERSHIP........................................49

NET ASSET VALUE......................................................56

DISTRIBUTIONS........................................................57

DESCRIPTION OF UNITS.................................................58

CLOSED-END INVESTMENT COMPANY STRUCTURE..............................59

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.......................59

PLAN OF DISTRIBUTION.................................................60

CUSTODIAN............................................................61

INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS....................62

LEGAL MATTERS........................................................62

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION........62

                          -----------------------------

                               PROSPECTUS SUMMARY

         This is only a summary of certain information contained in this prospectus relating to Global Real Estate Fund of Funds I-A, L.P. This summary may not contain all of the information that you should consider before investing in our units. You should review the more detailed information contained in this prospectus, especially the information set forth under the headings "Investment Objective," "Investment Policies and Portfolio Composition" and "Risks."

The Partnership............................. Global Real Estate Fund of Funds
                                             I-A, L.P. is a newly organized,
                                             non-diversified, closed-end
                                             management investment company.
                                             Throughout the prospectus, we refer
                                             to Global Real Estate Fund of Funds
                                             I-A, L.P. simply as the
                                             "Partnership" or as "we," "us" or
                                             "our." See "The Partnership."

The General Partner......................... GREFOF GP I-A, LLC, a Delaware
                                             limited liability company (the
                                             "General Partner"), will be the
                                             sole general partner of the
                                             Partnership. The Partnership
                                             Agreement provides that, except for
                                             certain ministerial functions, the
                                             General Partner has irrevocably
                                             delegated its authority to manage
                                             the business and affairs of the
                                             Partnership to the Partnership's
                                             board of directors (the "Board").

Adviser and Sub-Adviser..................... The Partnership's investment adviser is Dividend Capital Global
                                             Advisors LLC, and the sub-adviser
                                             is Dividend Capital Investments
                                             LLC, both of which are owned by
                                             affiliates of Dividend Capital
                                             Group ("DCG"). The principals of
                                             DCG and its affiliates have
                                             significant experience as founders
                                             and senior managers of various real
                                             estate ventures. See "Investment
                                             Approach--Dividend Capital Group."

The Offering................................ The  Partnership  is  offering units of limited partnership
                                             interest at $ per unit, subject to
                                             adjustment as described below under
                                             "Simultaneous Offerings." The units
                                             of limited partnership interest are
                                             referred to herein as "units." You
                                             must commit to purchase at least
                                             ______ units ($ ) in order to
                                             participate in this offering,
                                             subject to lesser amounts being
                                             accepted by the General Partner in
                                             its sole discretion.

                                             Each unit represents the commitment
                                             of the unitholder to contribute
                                             $____ of capital to the Partnership
                                             upon demand of the General Partner
                                             at closing (the "Commitments").

Investment Objective........................ The Partnership's investment objective is to seek capital
                                             appreciation. The Partnership will
                                             seek to achieve its investment
                                             objective through investments in a
                                             diversified portfolio of
                                             U.S.-related and global real estate
                                             private equity funds, targeting a
                                             leveraged gross
                                             internal rate of return ("IRR") of
                                             approximately 15% to 20%. There can
                                             be no assurance that the
                                             Partnership will achieve its
                                             investment objective or be able to
                                             structure its investments as
                                             anticipated.

Simultaneous Offerings...................... Simultaneously with the offering of units, DCG is organizing an
                                             offering for interests in another
                                             fund of funds (the "Private Fund"),
                                             structured in order to accommodate
                                             tax-related and other
                                             considerations of targeted
                                             investors that will co-invest with
                                             the Partnership primarily in
                                             Portfolio Funds (the Partnership
                                             and Private Fund are collectively
                                             known as the "Fund Group"). The
                                             Fund Group is seeking approximately
                                             $250 million in aggregate
                                             commitments, including the
                                             Commitments. The Private Fund
                                             generally will have similar
                                             investment objectives and policies
                                             and will invest in Portfolio Funds,
                                             including Portfolio Funds in which
                                             the Partnership invests. However,
                                             the Private Fund may have divergent
                                             portfolios if required under, and
                                             will co-invest only to the extent
                                             permitted by, the Investment
                                             Company Act of 1940, as amended
                                             (the "Investment Company Act"),
                                             guidance published by the staff of
                                             the Securities and Exchange
                                             Commission and exemptive relief, if
                                             any, obtained from the Securities
                                             and Exchange Commission. Divergent
                                             portfolios may also be required to
                                             accommodate certain tax-related
                                             considerations.

The Closings................................ The initial closing will occur as soon as practicable on a date
                                             selected by the General Partner, in
                                             its sole discretion, provided that
                                             the Partnership has received
                                             aggregate commitments of not less
                                             than $40 million. The General
                                             Partner reserves the right, in its
                                             sole discretion, to establish the
                                             Partnership with a lower minimum
                                             amount of commitments, and with
                                             staged closings for subsequent
                                             commitments, the last of which to
                                             occur is referred to as the "Final
                                             Closing" and which shall occur no
                                             later than the first anniversary of
                                             the initial closing (the "Offering
                                             Period").

The General Partner's Commitment............ The General Partner and its
                                             affiliates will contribute to the
                                             Fund Group an amount equal to the
                                             lesser of (x) $2.5 million, and (y)
                                             1.0% of the aggregate commitments
                                             in the Fund Group. The General
                                             Partner, in its sole discretion,
                                             will allocate the amount among the
                                             funds in the Fund Group.

Investment Policies......................... The Partnership will seek to achieve its objective by investing
                                             in a diversified real estate
                                             portfolio using a "fund of funds"
                                             structure. All money contributed at
                                             each closing initially will be
                                             invested by the Partnership in (i)
                                             cash equivalents and short-term
                                             debt instruments, (ii) highly
                                             liquid, publicly-traded securities,
                                             rated no lower than BBB-/Baa3, of
                                             real estate investment trusts

                                             ("REITs") and other real estate
                                             investment vehicles and (iii)
                                             direct obligations of the U.S.
                                             federal government and its agencies
                                             or instrumentalities, including,
                                             without limitation, treasury bills,
                                             notes and bonds. Subsequently, the
                                             Partnership intends to invest all
                                             or substantially all of its capital
                                             in preferred and common equity
                                             securities (collectively, "Targeted
                                             Investments"), including limited
                                             partnership and membership
                                             interests, representing interests
                                             in, and joint ventures and
                                             co-investments with, real estate
                                             private equity funds ("Portfolio
                                             Funds") managed by third party
                                             managers that, in the view of the
                                             Adviser, exhibit, or have potential
                                             for, superior performance. A fund
                                             of funds provides investors with a
                                             single portfolio comprised of
                                             interests in a group of underlying
                                             Portfolio Funds and the Partnership
                                             anticipates that it will ultimately
                                             invest in approximately 10 to 15
                                             Portfolio Funds (including their
                                             related joint ventures and
                                             co-investment vehicles, if any).
                                             These instruments will not be
                                             readily marketable. Although the
                                             Partnership cannot guaranty the
                                             ultimate make-up of the Portfolio
                                             Funds, the Partnership intends to
                                             diversify its portfolio by:

                                             >>  Geography: Investing in a mix
                                                 of Portfolio Funds, including
                                                 U.S.-related funds as well as
                                                 funds investing in underlying
                                                 real estate assets in Europe,
                                                 Asia, Mexico and Brazil;

                                             >>  Sector: Investing in Portfolio
                                                 Funds that invest in office,
                                                 multifamily, residential,
                                                 retail, hotel, resort,
                                                 industrial and other property
                                                 types;

                                             >>  Investment Strategy: Investing
                                                 in Portfolio Funds that follow
                                                 both opportunistic and
                                                 value-added fund strategies;

                                             >>  Investment Manager: Investing
                                                 no more than 20% of its total
                                                 assets in any one Portfolio
                                                 Fund, together with its related
                                                 joint venture and co-investment
                                                 vehicles, if any;

                                             >>  Fund Type: Investing in both
                                                 equity and debt Portfolio
                                                 Funds; and

                                             >>  Investment Structure: Investing
                                                 in fund investments, joint
                                                 ventures, co-investments and
                                                 convertible/preferred
                                                 positions.

                                             The Partnership intends to invest
                                             approximately 40% to 50% of its
                                             total assets in U.S.-related
                                             Portfolio Funds, 15% to 20% in
                                             Europe-related Portfolio Funds
                                             (including European Union and
                                             prospective European Union
                                             nations), 15% to 20% in
                                             Asia-related Portfolio

                                             Funds and 15% to 20% in Mexico- and
                                             Brazil-related Portfolio Funds,
                                             although there can be no assurance
                                             that the Partnership will actually
                                             achieve such diversification. For
                                             purposes of the Partnership's
                                             investment policies, a Portfolio
                                             Fund will be viewed as "related" to
                                             a particular jurisdiction if the
                                             investment objective of that
                                             Portfolio Fund is primarily to
                                             invest in assets in that
                                             jurisdiction. The Partnership
                                             expects to invest approximately 2/3
                                             of its total assets in
                                             opportunistic strategies and
                                             approximately 1/3 of its total
                                             assets in value-added strategies,
                                             although such investment strategy
                                             is subject to market conditions and
                                             availability of such investments.
                                             The Partnership views opportunistic
                                             strategies as generally intricate,
                                             including development,
                                             redevelopment, acquisitions from
                                             distressed sellers, restructurings,
                                             transactions in emerging markets
                                             and other asset- and
                                             transaction-management approaches.
                                             An opportunistic investment
                                             generally has a high proportion of
                                             total return anticipated to come
                                             from capital appreciation upon
                                             disposition. These strategies
                                             generally involve higher risk and
                                             employ greater leverage than
                                             value-added strategies, but can
                                             generate higher overall returns,
                                             and generally target an IRR of
                                             approximately 20%. The Partnership
                                             views value-added strategies as
                                             those which generally involve
                                             investment of additional capital
                                             and/or management subsequent to
                                             acquisition. A value-added
                                             investment generally has a
                                             medium-term investment period (for
                                             example, four to seven years) with
                                             a portion of overall gain
                                             anticipated to come from asset
                                             disposition, and targets an IRR of
                                             approximately 12% to 16%. With
                                             respect to Targeted Investments,
                                             the Partnership may invest in
                                             preferred or other securities that
                                             at the time of investment are
                                             unrated, although the Partnership
                                             does not intend to invest more than
                                             20% of its total assets in
                                             securities other than preferred and
                                             equity securities, including debt
                                             securities and convertible
                                             securities.

                                             In addition:

                                             >>  The Partnership intends to
                                                 invest all or substantially all
                                                 of its total assets in the
                                                 securities of Portfolio Funds
                                                 principally engaged in
                                                 investing in real estate. The
                                                 Partnership will treat a
                                                 prospective Portfolio Fund as
                                                 being principally engaged in
                                                 investing in real estate if
                                                 substantially all of such
                                                 Portfolio Fund's targeted
                                                 investments are in real estate
                                                 and real estate-related assets
                                                 or if the investment policies
                                                 and objectives of such
                                                 Portfolio Fund indicate that
                                                 such Portfolio Fund primarily
                                                 targets investment in real
                                                 estate and real estate-related
                                                 assets.

                                             >>  The Partnership does not
                                                 intend to invest more than 20%
                                                 of its total assets in any one
                                                 Portfolio Fund together with
                                                 its related joint venture and
                                                 co-investment vehicles, if any.

                                             >>  The Partnership does not intend
                                                 to invest more than 50% of its
                                                 total assets, in the aggregate,
                                                 in one or more Portfolio Funds
                                                 in a single sector (for
                                                 example, office funds).

                                             >>  The Partnership does not intend
                                                 to invest more than 50% of its
                                                 total assets, in the aggregate,
                                                 in Portfolio Funds related to
                                                 U.S. investments.

                                             >>  The Partnership does not intend
                                                 to invest more than 50% of its
                                                 total assets, in the aggregate,
                                                 in Portfolio Funds related to
                                                 European and Asian investments.

                                             >>  The Partnership does not intend
                                                 to invest more than 20% of its
                                                 total assets, in the aggregate,
                                                 in Portfolio Funds related to
                                                 Mexican and Brazilian
                                                 investments.

                                             >>  With respect to its Targeted
                                                 Investments, the Partnership
                                                 intends to invest primarily in
                                                 illiquid securities (i.e.,
                                                 securities that are not readily
                                                 marketable).

                                             The investment percentages stated
                                             above represent the Adviser's
                                             current intentions and should not
                                             be considered as a limitation upon
                                             the Adviser's discretion to modify
                                             the Partnership's investments based
                                             upon changing market conditions and
                                             availability of Portfolio Funds
                                             open to investment.

                                             Use of Financial Leverage. The
                                             Partnership may utilize leverage to
                                             achieve its investment objectives.
                                             If the Partnership does employ
                                             leverage, the Partnership may
                                             leverage through the issuance of
                                             preferred units ("Preferred Units")
                                             or through the issuance of
                                             commercial paper and/or borrowing
                                             by the Partnership ("Borrowings,"
                                             and together with Preferred Units,
                                             "Financial Leverage"). Any
                                             Financial Leverage at the
                                             Partnership level will be in
                                             addition to financial leverage that
                                             a Portfolio Fund may use as part of
                                             its capital structure.

                                             The Partnership may utilize
                                             Financial Leverage up to the limits
                                             imposed by the Investment Company
                                             Act. Under the Investment Company
                                             Act, the Partnership generally is
                                             not permitted to issue commercial
                                             paper or notes or borrow unless
                                             immediately after the borrowing or
                                             commercial paper or note issuance
                                             the value of the Partnership's
                                             total assets less liabilities other
                                             than the principal amount
                                             represented by commercial paper,
                                             notes or borrowings, is at least
                                             300% of such principal amount.
                                             Under the Investment Company Act,
                                             the Partnership may not issue
                                             Preferred Shares unless,
                                             immediately after such issuance, it
                                             has an "asset coverage" of at least
                                             200%. See "Use of Financial
                                             Leverage."

                                             The Partnership may obtain a credit
                                             facility in order to finance
                                             investments or pay expenses with
                                             borrowings in lieu of, or in
                                             advance of, a closing.

                                             Interest Rate Transactions. In
                                             connection with any use of
                                             Financial Leverage, and in
                                             connection with the initial
                                             short-term investment of cash
                                             received at the closings from
                                             investors, the Partnership may seek
                                             to hedge the interest rate and
                                             other risks associated with such
                                             short-term investments and with
                                             Financial Leverage through interest
                                             rate swaps, caps or other
                                             derivative transactions. These
                                             transactions involve investment
                                             techniques and risks different from
                                             those associated with investments
                                             in Portfolio Funds. There is no
                                             assurance that any interest rate or
                                             other hedging transactions, if
                                             undertaken, will be successful and
                                             such transactions may adversely
                                             affect the Partnership's investment
                                             performance.

                                             Other Investment Management
                                             Techniques. From time to time the
                                             Partnership may use various other
                                             investment management techniques or
                                             strategic transactions for hedging
                                             purposes or to enhance total
                                             return, however, this is not
                                             intended to be a significant
                                             element in the Partnership's
                                             investment strategy.

Commitment Period........................... At the end of the third anniversary of the Final Closing (the
                                             "Commitment Period"), all
                                             uncommitted cash held by the
                                             Partnership that is not otherwise
                                             invested in Portfolio Funds shall
                                             be returned to investors, except to
                                             the extent necessary to: (i) pay
                                             expenses and obligations of the
                                             Partnership, including amounts
                                             owing or which may become due under
                                             any existing credit facility and
                                             the Advisory Fee (as hereinafter
                                             defined); and (ii) complete
                                             investments by the Partnership in
                                             transactions which were in process
                                             as of the end of the Commitment
                                             Period.

Partnership Term............................ The term of the Partnership will be eight years from the Final Closing,
                                             but, in the sole discretion of the
                                             General Partner, may be extended
                                             for up to a maximum of two
                                             consecutive one-year periods, for a
                                             total of 10 years, in order to
                                             permit orderly dissolution. At
                                             liquidation, the Partnership will
                                             only distribute cash and marketable
                                             securities. See "Risks--Investments
                                             Longer than Term."

Drawdowns................................... Commitments will be drawn down in full at each closing and invested
                                             in short-term investments until
                                             such time as such funds are
                                             invested in Portfolio Funds. Any
                                             Partner admitted at any closing
                                             subsequent to the initial closing
                                             will be required to pay to the
                                             Partnership as part of its
                                             commitment: (a) interest at 9%
                                             compounded annually on Advisory
                                             Fees retroactive to the initial
                                             closing; (b) interest at 9%
                                             compounded annually on their
                                             proportionate share of
                                             organizational and other expenses
                                             attributable to the Partnership;
                                             and (c) interest at 9% compounded
                                             annually on their proportionate
                                             share of the original cost of any
                                             portfolio investment made prior to
                                             such drawdown. Any amounts paid to
                                             the Partnership under (a) above
                                             will be paid to the Adviser. Any
                                             amounts paid to the Partnership
                                             under (b) and (c) above will be
                                             distributed to the pre-existing
                                             Partners as appropriate.

Reinvestment................................ A permanent investment in a
                                             Portfolio Fund which is refinanced
                                             or otherwise repaid and the
                                             proceeds of which are distributed
                                             to the Partnership and would
                                             otherwise be available to be
                                             returned to the Partners as a
                                             return of capital, in whole or in
                                             part, within two years following
                                             the date from which the Partnership
                                             originally closed on such
                                             investment, may be held in reserve,
                                             at the election of the General
                                             Partner, and, if so reserved, will
                                             be subject to reinvestment by the
                                             Partnership only through the end of
                                             the Commitment Period. Any such
                                             reserved funds will remain subject
                                             to the Preferred Return (as
                                             hereinafter defined) and
                                             performance distributions
                                             provisions. See "Distributions."

Advisory Fee and Administrative Fee......... The Adviser will receive an annual advisory fee (the "Advisory Fee"),
                                             payable monthly in arrears, in an
                                             amount equal to 1.35% of the
                                             Partnership's aggregate Commitments
                                             during the Commitment Period and,
                                             for the period following the
                                             Commitment Period, 1.35% of the
                                             Partnership's total assets
                                             (excluding any Financial Leverage).
                                             The Adviser will pay a portion of
                                             its fee to the Sub-Adviser for the
                                             management of the Partnership's
                                             non-Portfolio Fund investments
                                             according to a schedule. For
                                             purposes of determining the
                                             Advisory Fee, total assets includes
                                             (a) the assets attributable to
                                             capital invested in Portfolio Funds
                                             and (b) the amount of any cash held
                                             by the Partnership in short-term
                                             investments and not otherwise
                                             invested in Portfolio Funds. The
                                             Advisory Fee is in addition to any
                                             fee that a broker, dealer, or other
                                             sales professional or financial
                                             advisor may charge for the
                                             opportunity to invest in the
                                             Partnership. Such persons may
                                             charge different fees and,
                                             accordingly, some Partners may be
                                             charged less than others for such
                                             opportunity.

                                             The Adviser also will receive an
                                             administrative fee (the
                                             "Administrative Fee"), payable
                                             monthly in arrears, in an amount
                                             equal to 0.10% of the Partnership's
                                             aggregate Commitments during the
                                             Commitment Period and, for the
                                             period following the Commitment
                                             Period, 0.10% of the Partnership's
                                             total assets (excluding any
                                             Financial Leverage).

Distributions and Performance Distribution.. In general, the Partners will receive distributions in the
                                             following order of priority:

                                             >>  100% to the Partners, on a pro
                                                 rata basis, until they receive
                                                 distributions equal to their
                                                 capital contributions plus a 9%
                                                 per annum annually compounded
                                                 cumulative return (the
                                                 "Preferred Return") thereon;
                                                 then

                                             >>  50% to the Partners, on a pro
                                                 rata basis, and 50% to the
                                                 General Partner as a "catch-up"
                                                 until the General Partner has
                                                 received 5% of the total
                                                 profits distributed pursuant to
                                                 this paragraph and to satisfy
                                                 the Preferred Return; then

                                             >>  95% to all Partners, on a pro
                                                 rata basis, and 5% to the
                                                 General Partner.

                                             During the Commitment Period, the
                                             General Partner, on behalf of the
                                             Partnership, may retain net
                                             proceeds from the disposition of
                                             investments in Portfolio Funds
                                             equal to the aggregate amount of:
                                             (a) previously paid Advisory Fees,
                                             and (b) all organizational expenses
                                             borne by the Partnership, and may
                                             use such amounts either for
                                             reinvestment in Portfolio Funds or
                                             to pay Advisory Fees or other
                                             expense obligations of the
                                             Partnership. Following the
                                             Commitment Period, such retained
                                             amounts, along with any cash that
                                             has not otherwise been invested in
                                             Portfolio Funds, may be used only
                                             to (i) pay expenses and obligations
                                             of the Partnership, including
                                             amounts owing or which may become
                                             due under any existing credit
                                             facility and Advisory Fees; and
                                             (ii) complete investments by the
                                             Partnership in transactions which
                                             were in process as of the end of
                                             the Commitment Period.

                                             Commencing with the Partnership's
                                             initial distribution, the
                                             Partnership intends to make regular
                                             quarterly distributions of all or a
                                             portion of its available net income
                                             to the Partners. In addition, the
                                             Partnership will distribute net
                                             cash proceeds from the disposition
                                             of Portfolio Fund investments,
                                             together with any dividends
                                             or interest income earned from such
                                             investments, within 90 days of
                                             realization, except for reasonable
                                             reserves to meet Partnership
                                             obligations and except as set forth
                                             above.

                                             Distributions may only take the
                                             form of cash or marketable
                                             securities.

                                             In light of the Partnership's
                                             investment policies, the
                                             Partnership anticipates that the
                                             Investment Company Act will require
                                             it to accompany each periodic
                                             distribution with a statement
                                             setting forth the estimated source
                                             (as between net income, capital
                                             gains and return of capital) of the
                                             distribution made. The Partnership
                                             will indicate annually the
                                             proportion of its capital gains
                                             distributions that constitute
                                             long-term and short-term gains for
                                             tax purposes.

Tax......................................... The Partnership believes that under present law it will be treated, for
                                             U.S. federal income tax purposes,
                                             as a partnership and not as an
                                             association or publicly traded
                                             partnership taxable as a
                                             corporation. As a partnership for
                                             tax purposes, the Partnership is
                                             generally not itself subject to
                                             U.S. federal income tax. Rather,
                                             each Partner in computing its U.S.
                                             federal income tax liability for a
                                             taxable year will be required to
                                             take into account its allocable
                                             share of items of Partnership
                                             income, gain, loss, deduction and
                                             credit for the taxable year of the
                                             Partnership ending within or with
                                             the taxable year of such Partner,
                                             regardless of whether the Partner
                                             has received any distributions from
                                             the Partnership. The
                                             characterization of an item of
                                             Partnership income, gain, loss,
                                             deduction or credit will generally
                                             be determined at the Partnership
                                             (rather than at the Partner) level.

                                             The Partnership may derive taxable
                                             income from an investment,
                                             including with respect to an
                                             allocation from a Portfolio Fund
                                             that is not matched by a
                                             corresponding receipt of cash.
                                             Accordingly, it is possible that a
                                             Partner's U.S. federal income tax
                                             liability with respect to its
                                             allocable share of the earnings of
                                             the Partnership in a particular
                                             taxable year could exceed the cash
                                             distributions to such Partner for
                                             the year, thus giving rise to an
                                             out-of-pocket payment by the
                                             Partner.

                                             The Fund Group's investment in
                                             certain Portfolio Funds organized
                                             outside of the U.S. may result in
                                             the imposition of withholding and
                                             other taxes on the Partnership by
                                             jurisdictions located outside of
                                             the U.S. The Partnership will use
                                             reasonable efforts to mitigate the
                                             amount of such taxes.

                                             Prospective investors should
                                             consult their tax
                                             advisers regarding the tax
                                             implications for them of investing,
                                             holding and disposing of the units
                                             and receiving distributions in
                                             respect of the units in the
                                             Partnership.

Determination of Net Asset Value............ The Partnership will compute its net asset value at least twice
                                             annually and in connection with
                                             each sale of units by the
                                             Partnership. The Partnership's net
                                             asset value per unit is computed by
                                             subtracting the Partnership's
                                             liabilities from the value of its
                                             assets and then dividing the result
                                             by the number of units of the
                                             Partnership then outstanding. Net
                                             asset value per unit will be
                                             rounded up or down to the nearest
                                             cent.

                                             The assets of the Partnership will
                                             be valued by the Partnership
                                             following valuation guidelines
                                             established and periodically
                                             reviewed by the Board. Under the
                                             valuation guidelines, interests in
                                             Portfolio Funds and other
                                             securities for which reliable
                                             market quotes are readily available
                                             generally will be valued at the
                                             mean of such bid and ask quotes.
                                             All other interests in Portfolio
                                             Funds, securities and assets of the
                                             Partnership will be valued at fair
                                             value in good faith following
                                             procedures established by the
                                             Board. In general, these procedures
                                             provide that the value of any
                                             interests held by the Partnership
                                             in a Portfolio Fund for which
                                             reliable market quotes are not
                                             readily available (which is
                                             expected to include substantially
                                             all of such interests expected to
                                             be purchased by the Partnership)
                                             will be valued in accordance with
                                             the terms and conditions of the
                                             respective partnership agreement,
                                             investment management agreement or
                                             similar agreement governing each
                                             investment partnership, managed
                                             account or other pooled investment
                                             vehicle in which the Partnership
                                             invests. The Partnership may rely
                                             solely on the valuations provided
                                             by Portfolio Funds with respect to
                                             the investments such Portfolio
                                             Funds have made. Generally,
                                             Portfolio Funds provide information
                                             to investors as to the value of
                                             their interests on a limited
                                             periodic basis, such as quarterly
                                             or less frequently. The value of
                                             the Partnership's interest in a
                                             Portfolio Fund on days other than
                                             those that such value is provided
                                             by the Portfolio Fund will be
                                             valued by the Partnership at their
                                             fair value, pursuant to procedures
                                             established and periodically
                                             reviewed by the Partnership's
                                             Board. Fair value represents a good
                                             faith estimate of the value of an
                                             asset at the time such estimate is
                                             made. Valuations provided by
                                             Portfolio Funds may be subject to
                                             subsequent adjustments by the
                                             Partnership to reflect changes in
                                             market conditions and other events
                                             subsequent to the determination of
                                             net capital appreciation, net
                                             capital depreciation, net assets
                                             and other accounting items of the
                                             Partnership. Year-end net
                                             capital calculations are audited by
                                             the Partnership's independent
                                             auditors and may be revised as a
                                             result of such audit. Such
                                             revisions may also result from
                                             adjustments in valuations provided
                                             by Portfolio Funds.

Allocation of Income, Expenses, Gains
and Losses.................................. Income, expenses, gains and losses of the Partnership will generally
                                             be allocated among the Partners in
                                             a manner consistent with the
                                             distributions described above.

No Secondary Market......................... The Partnership anticipates that its units will not be listed on any
                                             exchange. There is no secondary
                                             trading market for Partnership
                                             units, and the Partnership does not
                                             expect that a secondary market will
                                             develop. See "Risk Factors and
                                             Certain Investment
                                             Considerations-Illiquidity of
                                             Partnership Units."

Custodian................................... The custodian of the assets of the
                                             Partnership will be
                                             __________________.

Transfers and Withdrawals................... A Partner may not sell, assign, pledge or transfer any interest in
                                             the Partnership except under
                                             certain limited circumstances and
                                             then only with the prior written
                                             consent of the General Partner. The
                                             units are designed for long-term
                                             investors, and investors should not
                                             purchase units of the Partnership
                                             if they do not intend to hold them
                                             for the partnership term. See
                                             "Risks" and "Description of Units."

Other Management Expenses................... The Partnership may have employees and/or may rely solely on the
                                             employees of the Adviser, the
                                             Sub-Adviser, or its affiliates. The
                                             Partnership will pay all ordinary
                                             operating expenses of the
                                             Partnership for salaries (which
                                             includes the pro rata salaries of
                                             employees in shared support
                                             departments such as accounting,
                                             legal, information technology,
                                             etc.), rent and similar overhead
                                             expenses, including costs incurred
                                             (i) in the maintenance of the
                                             Partnership offices and (ii) in
                                             connection with the investigation
                                             of investment and disposition
                                             opportunities for the Partnership
                                             and monitoring of the Partnership's
                                             investments (to the extent not
                                             reimbursed by a portfolio
                                             investment). In addition, the
                                             Partnership will bear expenses
                                             related to its activities
                                             including, without limitation, the
                                             evaluation, acquisition, ownership,
                                             sale, hedging or financing of any
                                             potential investment, taxes, fees
                                             of auditors and counsel, expenses
                                             of partner meetings, insurance,
                                             travel, litigation and
                                             indemnification expenses,
                                             administrative expenses and,
                                             subject to the approval of the
                                             Board, any extraordinary expenses.

Offering and Organizational Expenses........ The Partnership will bear legal and other organizational expenses
                                             incurred in the formation of the
                                             Partnership up
                                             to an amount equal to .4% of the
                                             total Commitments to the
                                             Partnership. Organizational
                                             expenses in excess of this amount,
                                             if any, will be borne by the
                                             General Partner and its affiliates
                                             as part of their commitment to the
                                             Fund Group.

Exclusivity................................. Unless consented to by at least two-thirds in interest of the
                                             Partners (excluding the General
                                             Partner and its affiliates) of each
                                             of the Partnership and each other
                                             member of the Fund Group, none of
                                             the General Partner, the Adviser,
                                             the Sub-Adviser, or any affiliates
                                             will act as general partner,
                                             manager or the primary source of
                                             transactions on behalf of another
                                             real estate fund of funds with
                                             objectives substantially similar to
                                             those of the Fund Group (it being
                                             understood that a fund of funds
                                             designed to invest primarily in a
                                             single country or a single sector
                                             or industry shall not be deemed to
                                             have the same or substantially
                                             similar objectives as the Fund
                                             Group) until the "Exclusivity
                                             Expiration Date." The Exclusivity
                                             Expiration Date shall be the
                                             earlier of: (i) the end of the
                                             Commitment Period and (ii) such
                                             time as at least 80% of the
                                             Commitments have been invested in
                                             Portfolio Funds or committed for
                                             investment in Portfolio Funds
                                             (other than amounts reserved for
                                             reasonably anticipated expenses of
                                             the Partnership and Advisory Fees).

Investor Qualifications/Investment
Suitability................................. Units may only be sold to investors who have a net worth of more than
                                             $1,500,000 or who otherwise meet
                                             the requirements for a "qualified
                                             client" as defined in Rule 205-3
                                             under the Investment Advisers Act
                                             of 1940, as amended (the
                                             "Investment Advisers Act") (each a
                                             "Qualified Investor"). You may hold
                                             your units only through a broker or
                                             dealer that has entered into an
                                             agreement with the Partnership or
                                             Dividend Capital Securities LLC
                                             (the "Distributor"). Before you may
                                             invest in the Partnership, your
                                             financial advisor or sales
                                             representative will require a
                                             certification from you that you are
                                             a Qualified Investor. The form of
                                             investor certification that you
                                             will be asked to sign is attached
                                             to this Prospectus as Appendix A.
                                             See "Investor Qualifications."

                                             An investment in the Partnership
                                             involves a considerable amount of
                                             risk. Because it is possible that
                                             you may lose some or all of your
                                             investment, you should not invest
                                             in the Partnership unless you can
                                             afford a total loss of your
                                             investment. Prior to making your
                                             investment decision, you should (i)
                                             consider the suitability of this
                                             investment with respect to your
                                             investment objectives and personal
                                             situation, (ii) consider factors
                                             such as your personal net worth,
                                             income, age, risk tolerance and
                                             liquidity needs, and (iii) consult
                                             your broker and financial advisor
                                             to
                                             determine whether your risk profile
                                             is suitable for this investment.

Special Risk Considerations................. General: An investment in the
                                             Partnership involves certain risks
                                             relating to the Partnership's
                                             structure and investment
                                             objectives, which you should
                                             evaluate before making a decision
                                             to invest in the Partnership. No
                                             assurance can be given that the
                                             Partnership will succeed in meeting
                                             its investment objectives or that
                                             there will be any return on
                                             capital.

                                             The Partnership is reserved for
                                             Qualified Investors, who are aware
                                             of the risks associated with an
                                             investment in a venture that
                                             invests in real estate and accept
                                             that they will have recourse only
                                             to the Partnership's assets as
                                             these will exist at any time. A
                                             substantial portion of the
                                             Partnership's assets will be
                                             illiquid and the Partnership will
                                             not necessarily be able to sell or
                                             otherwise monetize them quickly or
                                             at all.

                                             An investment in the Partnership's
                                             units is subject to investment
                                             risk, including the possible loss
                                             of the entire amount invested. An
                                             investment in units represents an
                                             indirect investment in the
                                             securities owned by the
                                             Partnership. The value of these
                                             securities, like other investments,
                                             may move up or down, sometimes
                                             rapidly and unpredictably. At any
                                             point in time, an investor's units
                                             may be worth significantly less
                                             than its original investment.

                                             Non-Diversification: The
                                             Partnership has registered as a
                                             "non-diversified" investment
                                             company under the Investment
                                             Company Act and may invest in a
                                             smaller number of individual
                                             issuers than a diversified
                                             investment company. To the extent
                                             the Partnership invests a
                                             relatively high percentage of its
                                             assets in the obligations of a
                                             limited number of issuers, the
                                             Partnership may be more susceptible
                                             than a more widely diversified
                                             investment company to any single
                                             economic, political or regulatory
                                             occurrence.

                                             Limited History: The Partnership is
                                             a newly formed entity with no
                                             significant operating history upon
                                             which prospective investors may
                                             evaluate the Partnership's
                                             potential performance. While the
                                             senior investment professionals and
                                             other individuals employed by the
                                             Adviser, the Sub-Adviser, and the
                                             Partnership have extensive prior
                                             experience in real estate and real
                                             estate-related investment
                                             activities, past performance with
                                             respect to such real estate and
                                             real estate-related investment
                                             activities is not a guarantee of
                                             future results.

                                             Nature of Investment: An investment
                                             in the Partnership
                                             requires a long-term commitment
                                             with no certainty of return. The
                                             Partnership will invest in
                                             Portfolio Funds which, in turn,
                                             will make investments in real
                                             estate and/or real estate-related
                                             assets and businesses, which may be
                                             experiencing or may be expected to
                                             experience severe financial
                                             difficulties that may never be
                                             overcome. There may be little or no
                                             near-term cash flow available to
                                             the investors. Since the
                                             Partnership may only make a limited
                                             number of investments and since
                                             many of the investments may involve
                                             a high degree of risk, individual
                                             performance by a few of the
                                             investments could affect the
                                             portfolio's total returns to the
                                             investors. Although the Partnership
                                             intends to diversify its
                                             investments, there can be no
                                             assurance that the actual
                                             investments of the Partnership will
                                             be diversified by geography,
                                             property type, investment strategy,
                                             manager or fund duration, or that
                                             allocations to, opportunities in,
                                             or preferences for geographical
                                             market, property type or fund
                                             managers and other fund features
                                             will not change significantly over
                                             time. Investors will not have an
                                             opportunity to evaluate specific
                                             assets prior to investing.

                                             Illiquidity of Partnership units:
                                             The Partnership anticipates that
                                             its units will not be listed on any
                                             exchange. There will be no
                                             secondary trading market for
                                             Partnership units and the
                                             Partnership does not expect that a
                                             secondary trading market will
                                             develop. A Partner may not sell,
                                             assign, pledge or transfer any
                                             interest in the Partnership except
                                             under certain limited circumstances
                                             and then only with the prior
                                             written consent of the General
                                             Partner. The General Partner may
                                             require substantial documentation
                                             in connection with a requested
                                             transfer, and a Partner should not
                                             expect that it will be able to
                                             transfer its units at all. A
                                             requested transfer, if approved by
                                             the General Partner, may require a
                                             substantial amount of time to
                                             effect. The units are designed for
                                             long-term investors who can bear
                                             the risks associated with the
                                             limited liquidity of the units, and
                                             the Partner should not purchase
                                             units of the Partnership if the
                                             Partner intends to sell them.

                                             Financial Leverage: The Partnership
                                             may use Financial Leverage in
                                             connection with its investments and
                                             operations. If the Partnership
                                             utilizes leverage, investors should
                                             consider the various risks of
                                             leverage, including, without
                                             limitation, the matters described
                                             below. There can be no assurance
                                             that the Partnership will be able
                                             to obtain the necessary debt
                                             financing at acceptable terms.
                                             There is no assurance that a
                                             leveraging strategy will be
                                             successful. Financial Leverage
                                             involves risks and special
                                             considerations for Partners
                                             including:

                                             >>  the likelihood of greater
                                                 volatility of net asset value
                                                 of the units than a comparable
                                                 portfolio without leverage;

                                             >>  the risk that fluctuations
                                                 in interest rates on borrowings
                                                 and short-term debt that the
                                                 Partnership must pay will
                                                 reduce the return to the
                                                 Partners;

                                             >>  the effect of Financial
                                                 Leverage in a market
                                                 experiencing rising interest
                                                 rates, which is likely to cause
                                                 a greater decline in the net
                                                 asset value of the units than
                                                 if the Partnership were not
                                                 leveraged; and

                                             >>  the potential for an increase
                                                 in operating costs, which may
                                                 reduce the Partnership's total
                                                 return.

                                             In the event that the Partnership
                                             is required to sell assets at a
                                             loss, including in order to redeem
                                             or pay off any leverage, such a
                                             sale would reduce the Partnership's
                                             net asset value and may make it
                                             difficult for the net asset value
                                             to recover. The General Partner in
                                             its reasonable judgment
                                             nevertheless may determine to
                                             continue to use Financial Leverage
                                             if it expects that the benefits to
                                             the Partners of maintaining the
                                             leveraged position likely will
                                             outweigh a resulting reduction in
                                             the current return.

                                             Certain types of borrowings by the
                                             Partnership may result in the
                                             Partnership being subject to
                                             covenants in credit agreements
                                             relating to asset coverage and
                                             Partnership composition
                                             requirements. The General Partner
                                             does not believe that these
                                             covenants or guidelines will impede
                                             the General Partner from managing
                                             the Partnership's portfolio in
                                             accordance with the Partnership's
                                             investment objective and policies.

                                             The use of Financial Leverage
                                             involves financial risk and will
                                             increase the exposure of the
                                             Partnership's investment returns to
                                             adverse economic factors such as
                                             rising interest rates, downturns in
                                             the economy or deterioration in the
                                             condition of the investments. There
                                             is a risk that operating cash flow
                                             available to the Partnership will
                                             be insufficient to meet required
                                             payments and a risk that it will
                                             not be possible to refinance
                                             existing indebtedness or that the
                                             terms of such refinancing will not
                                             be as favorable as the terms of
                                             existing indebtedness. Borrowings
                                             by the Partnership may be secured
                                             by any or all of the assets of the
                                             Partnership, with the consequences
                                             that the Partnership may lose more
                                             than its equity stake in any one
                                             investment, and may lose all of its
                                             capital.

                                             Co-Investing: The Partnership will
                                             co-invest with the

                                             Private Fund in Portfolio Funds
                                             only to the extent permitted by
                                             the Investment Company Act of 1940,
                                             as amended (the "Investment Company
                                             Act"), guidance published by the
                                             staff of the Securities and
                                             Exchange Commission and exemptive
                                             relief, if any, obtained from the
                                             Securities and Exchange Commission.
                                             Specifically, for co-investments,
                                             the Adviser may be restricted from
                                             negotiating the terms of an
                                             investment, excluding price. The
                                             Partnership anticipates initially
                                             having limited negotiating power in
                                             light of the expected relative size
                                             of planned investments in Portfolio
                                             Funds, but a co-investment
                                             structure may provide fewer
                                             opportunities to negotiate more
                                             favorable terms than if investing
                                             independent of the Private Fund.

                                             Ability to Enforce Legal Rights:
                                             The Portfolio Funds and joint
                                             venture and co-investment vehicles,
                                             if any, in which the Partnership
                                             invests may have difficulty in
                                             successfully pursuing claims in the
                                             courts of foreign jurisdictions, as
                                             compared to the United States.
                                             Further, to the extent that a
                                             judgment is obtained, but
                                             enforcement thereof must be sought
                                             in the courts of another
                                             jurisdiction, there can be no
                                             assurance that such courts will
                                             enforce such judgment.

                                             General Risks of Investing in Real
                                             Estate: The assets underlying the
                                             Partnership's investments in
                                             Portfolio Funds will consist wholly
                                             or substantially of real estate or
                                             real estate-related assets. The
                                             Partnership therefore will be
                                             subject to the risks associated
                                             with investment in such assets.
                                             These risks may affect real estate
                                             markets generally or specific
                                             assets and include, without
                                             limitation, general economic and
                                             social climate, regional and local
                                             real estate conditions, the supply
                                             of and demand for properties, the
                                             financial resources of tenants,
                                             competition for tenants from other
                                             available properties, the ability
                                             of the Portfolio Funds to manage
                                             the real properties, changes in
                                             building, environmental, tax or
                                             other applicable laws, changes in
                                             real property tax rates, changes in
                                             interest rates, negative
                                             developments in the economy that
                                             depress travel activity, uninsured
                                             casualties, acts of God and other
                                             factors which are beyond the
                                             control of the Partnership, the
                                             Adviser, the Sub-Adviser, and/or
                                             DCG or its affiliates. With respect
                                             to investments in the form of real
                                             property owned by the Partnership,
                                             the Partnership will incur the
                                             burdens of ownership of real
                                             property, which include the paying
                                             of expenses and taxes, maintaining
                                             such property and any improvements
                                             thereon, and ultimately disposing
                                             of such property. Furthermore,
                                             changes in interest rates or the
                                             availability of debt may render the
                                             investment in real estate assets
                                             difficult or unattractive. The
                                             possibility of partial or total
                                             loss of capital will exist and
                                             investors
                                             should not subscribe unless they
                                             can readily bear the consequences
                                             of such loss.

                                             Many of these factors could cause
                                             fluctuations in occupancy rates,
                                             rent schedules or operating
                                             expenses, resulting in a negative
                                             effect on the value of real estate
                                             assets. Valuation of real estate
                                             assets may fluctuate. The capital
                                             value of the Partnership's
                                             investments may be significantly
                                             diminished in the event of a
                                             downward turn in real estate market
                                             prices.

                                             Moreover, certain expenditures
                                             associated with real estate, such
                                             as taxes, debt service, maintenance
                                             costs and insurance, tend to
                                             increase and are not generally
                                             decreased by events generally
                                             adversely affecting rental revenues
                                             such as an unforeseen downturn in
                                             the real estate market, a lack of
                                             investor confidence in the market
                                             or a softening of demand. Thus the
                                             cost of operating a property may
                                             exceed the rental income thereof.
                                             Insurance to cover losses and
                                             general liability in respect of
                                             properties may not be available or
                                             may be available only at
                                             prohibitive costs to cover losses
                                             from ongoing operations and other
                                             risks such as terrorism,
                                             earthquake, flood or environmental
                                             contamination. Although the
                                             Partnership intends to confirm that
                                             Portfolio Funds in which it invests
                                             maintain comprehensive insurance on
                                             its investments in amounts
                                             sufficient, in a commercially
                                             reasonable manner, to permit
                                             replacement in the event of total
                                             loss, certain types of losses are
                                             uninsurable or are not economically
                                             insurable, and the Partnership will
                                             have no control over whether such
                                             insurance is maintained.

                                             There can be no assurance that any
                                             of the Partnership's investments
                                             will be sold at a price above the
                                             cost of acquisition or that the
                                             Partnership will be able to sell or
                                             monetize an investment at a
                                             particular time. As a result, there
                                             can be no assurance that the
                                             Partnership's investment objectives
                                             will be realized and the
                                             Partnership may lose any or all of
                                             its capital.

                                             Development Activities: The
                                             Partnership may invest in Portfolio
                                             Funds which invest in undeveloped
                                             land and certain development
                                             properties. Undeveloped land and
                                             development properties may involve
                                             more risk than properties on which
                                             development has been completed.
                                             Undeveloped land and development
                                             properties do not generate
                                             operating revenue, while costs are
                                             incurred to develop or redevelop
                                             the properties, as well as certain
                                             expenses incurred for property
                                             taxes, insurance, etc. Also,
                                             construction may not be completed
                                             within budget or as scheduled, and
                                             estimated rental levels or sales
                                             prices may not be achieved.
                                             Further, development
                                             properties are often subject to
                                             various zoning laws and ordinances.
                                             In connection therewith,
                                             development may require approvals
                                             or waivers from local regulatory
                                             authorities, which often involve a
                                             long and costly process with no
                                             guarantee of a successful outcome.
                                             Finally, development projects are
                                             subject to a multitude of laws and
                                             ordinances, which are subject to
                                             change from time to time.

                                             Competitive Market for Investment
                                             Opportunities: The activity of
                                             identifying and completing
                                             attractive real estate and real
                                             estate-related investments is
                                             competitive and involves a high
                                             degree of uncertainty. Over the
                                             past several years, an increasing
                                             number of real estate partnerships
                                             have been formed for the purpose of
                                             investing in real estate assets.
                                             Other unrelated parties may form
                                             additional partnerships with
                                             similar investment objectives to
                                             the Partnership. There may be
                                             competition for investments of the
                                             type in which the Partnership
                                             intends to invest, and such
                                             competition may lead to the
                                             Partnership obtaining less
                                             favorable investment terms than
                                             would otherwise be the case. As a
                                             result, there can be no assurance
                                             that the Partnership will be able
                                             to locate attractive investment
                                             opportunities that satisfy the
                                             Partnership's investment objectives
                                             or realize upon their values or
                                             that the Partnership will be able
                                             to become fully invested for a
                                             significant period of time, if at
                                             all.

                                             Liquidity Considerations: Some of
                                             the underlying investments will be
                                             highly illiquid, and there can be
                                             no assurance that the Partnership
                                             will be able to realize on such
                                             investments in a timely manner. The
                                             efficient liquidation of real
                                             estate investments may be affected
                                             by a variety of factors and may be
                                             time-consuming. Illiquidity may
                                             result from the absence of an
                                             established market for the
                                             investments, as well as legal or
                                             contractual restrictions on their
                                             resale by the Partnership. There is
                                             a risk that the Partnership may be
                                             unable to realize its investment
                                             objectives by sale or other
                                             disposition at attractive prices or
                                             at the appropriate times or in
                                             response to changing market
                                             conditions, or will otherwise be
                                             unable to complete a favorable exit
                                             strategy. Losses on unsuccessful
                                             investments may be realized before
                                             gains on successful investments are
                                             realized.

                                             Investments Longer Than Term: The
                                             Partnership may invest in Portfolio
                                             Funds with terms longer than that
                                             of the Partnership and/or in
                                             Portfolio Funds that may have
                                             investments which, due to
                                             subsequent events, may not be
                                             advantageously disposed of prior to
                                             the date that the Partnership will
                                             be dissolved, either by expiration
                                             of the

                                             Partnership's term or otherwise.
                                             Although the Adviser currently
                                             expects that investments will be
                                             disposed of prior to dissolution,
                                             the Partnership may have to sell,
                                             distribute or otherwise dispose of
                                             investments at a disadvantageous
                                             time as a result of dissolutions.

                                             Environmental Considerations: The
                                             Portfolio Funds (and therefore the
                                             Partnership) could face substantial
                                             risk of loss from environmental
                                             claims based on environmental
                                             problems associated with the real
                                             estate underlying the Partnership's
                                             investments. Furthermore, changes
                                             in environmental laws or in the
                                             environmental condition of an asset
                                             may create liabilities that did not
                                             exist at the time of the
                                             acquisition of such investment by
                                             the Partnership and that could not
                                             have been foreseen. Such laws often
                                             impose liability whether or not the
                                             owner or operator knew of, or was
                                             responsible for, the presence of
                                             such environmental condition.

                                             Risk of Undiscovered Liabilities in
                                             Investments: In addition to the
                                             risk of environmental liability
                                             attaching to an investment, it is
                                             possible that investments acquired
                                             by the Partnership could be
                                             affected by undisclosed matters. In
                                             respect of acquired land, the
                                             Partnership's investment in the
                                             Portfolio Fund that owns such land
                                             could be affected by undisclosed
                                             matters such as legal easements,
                                             leases, and all charges on property
                                             that have been registered and all
                                             charges that the acquiring entity
                                             is or should have been aware of at
                                             the time of the acquisition.
                                             Liability could also arise from the
                                             breaches of planning legislation
                                             and building regulations.
                                             Undisclosed breaches of other
                                             statutory regimes such as health
                                             and safety, fire and public health
                                             legislation could also give rise to
                                             liability. The property owner could
                                             also be liable for undisclosed
                                             duties payable to municipalities
                                             and counties as well as public
                                             claims deriving from supply to the
                                             property of water, electricity and
                                             the like. It is therefore possible
                                             that the Partnership could acquire
                                             an investment affected by such
                                             matters, which may have a material
                                             adverse effect on the value of such
                                             investments.

                                             Emerging Markets Risk: The
                                             Partnership intends to invest up to
                                             20% of its total assets in
                                             Asia-related Portfolio Funds and up
                                             to 20% of its total assets in
                                             Mexico- and Brazil-related
                                             Portfolio Funds. Risks to the
                                             Portfolio Funds in these markets
                                             include: (i) greater risks of
                                             expropriation, confiscatory
                                             taxation, nationalization, and less
                                             social, political and economic
                                             stability; and (ii) certain
                                             national policies that may restrict
                                             their investment opportunities.

                                             Foreign Economic, Political,
                                             Regulatory and Social

                                             Risks: Investments by the
                                             Partnership may be subject to
                                             economic, political, regulatory and
                                             social risks, which may affect the
                                             liquidity of such investments.
                                             Foreign ownership of real estate or
                                             real estate-related assets may be
                                             restricted, requiring the Portfolio
                                             Funds in which the Partnership
                                             invests to share the applicable
                                             investment with local third-party
                                             partners or investors, and there
                                             may be significant local land use
                                             and permit restrictions, local
                                             taxes and other transaction costs
                                             which adversely affect the returns
                                             sought by the Partnership. These
                                             investments may be subject to
                                             additional risks relating to
                                             adverse political developments
                                             (including nationalization,
                                             confiscation without fair
                                             compensation, civil disturbances,
                                             unrest or war) and regulatory
                                             risks, which may affect the
                                             liquidity of such investments.
                                             Further, foreign governments may
                                             impose restrictions to prevent
                                             capital flight which may, for
                                             example, involve punitive taxation
                                             (including high withholding taxes)
                                             on certain securities, transfers or
                                             asset sales or the imposition of
                                             exchange controls, making it
                                             difficult or impossible to exchange
                                             or repatriate the applicable
                                             currencies.

                                             The Partnership does not intend to
                                             obtain political risk insurance.
                                             Accordingly, actions of foreign
                                             governments in the future could
                                             have a significant effect on
                                             economic actions in their
                                             respective countries, which could
                                             affect private sector real estate
                                             and real estate-related companies
                                             and the prices and yields of
                                             investments. Exchange control
                                             regulations, expropriation,
                                             confiscatory taxation,
                                             nationalization, political,
                                             economic or social instability or
                                             other economic or political
                                             developments in such countries
                                             could adversely affect the assets
                                             of the Partnership.

                                             Political changes or a
                                             deterioration of a foreign nation's
                                             domestic economy or balance of
                                             trade may indirectly affect the
                                             Partnership's investment in a
                                             particular real estate or real
                                             estate-related asset in that
                                             nation. Moreover, the investments
                                             could be adversely affected by
                                             changes in the general economic
                                             climate or the economic factors
                                             affecting real estate or real
                                             estate-related industries, changes
                                             in tax law or specific developments
                                             within such industries or interest
                                             rate movements. While the Adviser
                                             and the General Partner intend to
                                             manage the investments in a manner
                                             that each believe will minimize its
                                             exposure to such risks, there can
                                             be no assurance that adverse
                                             political or economic changes will
                                             not cause the Partnership to suffer
                                             losses.

                                             Currency and Exchange Rate Risks:
                                             The Partnership intends to invest
                                             in Portfolio Funds which invest in
                                             real estate and real estate-related
                                             assets located in Mexico,

                                             Brazil, Asia and Europe and, as a
                                             result, the income received by the
                                             Partnership's underlying investment
                                             is likely to be denominated in
                                             currencies other than U.S. dollars.
                                             However, the books and records of
                                             the Partnership are expected to be
                                             maintained in, and capital
                                             contributions to, and distributions
                                             from, the Partnership are expected
                                             to be made in U.S. dollars.
                                             Accordingly, changes in currency
                                             exchange rates between the U.S.
                                             dollar and such currencies may
                                             adversely affect the U.S. dollar
                                             value of the investments, income,
                                             interest and dividends or other
                                             distributions received by the
                                             Partnership, gains and losses
                                             realized on the sale of the
                                             investments and the amount of
                                             distributions, if any, to be made
                                             by the Partnership.

                                             In addition, the Partnership may
                                             incur costs in converting the
                                             proceeds from its investments from
                                             one currency to another. As a
                                             general policy, the Partnership
                                             does not intend to hedge against
                                             currency exchange risk. However,
                                             the Adviser or Sub-Adviser may make
                                             use of its capabilities to hedge
                                             against currency exchange risk for
                                             its own account and may offer its
                                             services, for appropriate
                                             consideration, to assist with
                                             implementing appropriate hedging
                                             for the investors in the
                                             Partnership.

                                             It is not possible over the life of
                                             the Partnership to assess the
                                             degree to which foreign currencies
                                             will be affected by the devaluation
                                             thereof relative to the U.S. dollar
                                             due to economic conditions or to
                                             any managed exchange rate regime
                                             employed by the applicable
                                             government, but significant
                                             depreciation of the currency of a
                                             country in which the Partnership
                                             has underlying investments may
                                             adversely impact such investments
                                             and/or the Partnership's returns
                                             from such investments.

                                             Inflation: Inflation risk is the
                                             risk that the value of assets or
                                             income from investment will be
                                             worth less in the future as the
                                             purchasing power of money
                                             decreases. As inflation increases,
                                             the real value (i.e., the
                                             inflation-adjusted value) of the
                                             units and distributions on those
                                             units can decline. In addition,
                                             during any period of rising
                                             inflation, interest rates on
                                             borrowings would likely increase,
                                             which would tend to further reduce
                                             returns to the holders of units.
                                             Inflation and rapid fluctuations in
                                             inflation rates may have negative
                                             effects on the economy and
                                             securities markets. There can be no
                                             assurance that, in the future,
                                             inflation will not have an adverse
                                             impact on the investments or the
                                             Partnership's returns from such
                                             investments.

                                             Undeveloped Infrastructure: Capital
                                             and advanced technology in Mexico,
                                             Brazil and other jurisdictions may
                                             be limited. Delays in local postal,
                                             transport,
                                             banking or communications systems
                                             could cause the Partnership to lose
                                             rights, opportunities, or
                                             entitlements and expose it to
                                             currency fluctuations.

                                             Underlying Fund Leverage. In
                                             addition to the Financial Leverage
                                             utilized by the Partnership,
                                             Portfolio Funds in which the
                                             Partnership invests may also
                                             utilize financial leverage. The
                                             Portfolio Funds may be able to
                                             borrow without limitation and may
                                             utilize various lines of credit and
                                             other forms of leverage, including
                                             swaps and reverse repurchase
                                             agreements. While leverage presents
                                             opportunities for increasing a
                                             Portfolio Fund's total return, it
                                             has the effect of potentially
                                             increasing losses as well. If
                                             income and appreciation on
                                             investments made with borrowed
                                             funds are less than the required
                                             interest payments on the
                                             borrowings, the value of the
                                             Portfolio Fund will decrease.
                                             Additionally, any event which
                                             adversely affects the value of an
                                             investment by a Portfolio Fund
                                             would be magnified to the extent
                                             such Portfolio Fund is leveraged.
                                             The cumulative effect of the use of
                                             leverage by a Portfolio Fund in a
                                             market that moves adversely to such
                                             Portfolio Fund's investments could
                                             result in a substantial loss to the
                                             Portfolio Fund which would be
                                             greater than if the Portfolio Fund
                                             were not leveraged. The
                                             Partnership's investments in
                                             Portfolio Funds that are organized
                                             as limited partnerships, limited
                                             liability companies, corporations
                                             or other entities that provide for
                                             limitations on investors' risk of
                                             loss generally will be limited to
                                             the amount of the investment by the
                                             Partnership.

                                             Absence of Regulation of a
                                             Portfolio Fund: Portfolio Funds and
                                             their managers are expected to be
                                             subject to varying levels of
                                             regulation. Portfolio Funds will
                                             likely not be registered as
                                             investment companies under the
                                             Investment Company Act and their
                                             managers often are not registered
                                             as investment advisers under the
                                             Investment Advisers Act, with the
                                             consequence that many of the
                                             protections afforded to investors
                                             by those laws will not be
                                             applicable. Similarly, certain
                                             investments in Portfolio Funds and
                                             accounts formed and operated
                                             outside the U.S. may not be subject
                                             to comprehensive government
                                             regulation. The managers of
                                             Portfolio Funds may not be covered
                                             by insurance or by fidelity
                                             bonding.

                                             Multiple Levels of Expense: In
                                             addition to the Advisory Fee
                                             payable to the Adviser and
                                             Performance Distribution payable to
                                             the General Partner, the
                                             Partnership, as an investor in
                                             Portfolio Funds, will be
                                             responsible for the payment of fees
                                             to the managers of the various
                                             Portfolio Funds. The Portfolio
                                             Funds in which the Partnership
                                             intends to invest impose investment
                                             management and
                                             performance fees, in addition to
                                             those imposed directly by the
                                             Partnership. The manager of a
                                             Portfolio Fund will typically be
                                             paid or allocated amounts based
                                             upon a share of the profits of the
                                             Portfolio Fund. Generally, annual
                                             fixed fees to Portfolio Fund
                                             managers range from 0.5% to 2% of
                                             the average net asset value of the
                                             Partnership's investments on an
                                             annualized basis, and incentive
                                             allocations or performance fees
                                             typically reach up to 20% of net
                                             profits. A Portfolio Fund employing
                                             such a performance fee structure
                                             may result in substantially higher
                                             payments to its manager than
                                             alternative arrangements. The
                                             existence of a performance fee may
                                             create an incentive for the
                                             Portfolio Fund manager to make
                                             riskier and more speculative
                                             investments than would otherwise be
                                             the case in the absence of such
                                             performance-based compensation. A
                                             Portfolio Fund may receive
                                             performance fees based on the
                                             unrealized appreciation of the
                                             Portfolio Fund. Because
                                             performance-based compensation is
                                             calculated on a basis which
                                             includes unrealized appreciation of
                                             such assets, it may be greater than
                                             if such compensation were based
                                             solely on realized gains.

                                             Potential Conflicts of Interest of
                                             Portfolio Fund Mangers: Managers of
                                             Portfolio Funds may engage in other
                                             forms of related and unrelated
                                             activities in addition to advising
                                             a Portfolio Fund. They may also
                                             make investments in securities for
                                             their own account. Activities such
                                             as these could detract from the
                                             time a manager devotes to the
                                             affairs of a Portfolio Fund.

                                             Newly Organized Portfolio Fund
                                             Managers: The Partnership may
                                             invest in Portfolio Funds that are
                                             managed by managers that have
                                             managed Portfolio Funds for a
                                             relatively short period of time.
                                             The previous experience of such
                                             managers is typically in real
                                             estate investment and real estate
                                             finance. Because such managers may
                                             not have direct experience managing
                                             Portfolio Funds, including
                                             experience with financial, legal or
                                             regulatory considerations unique to
                                             management of a Portfolio Fund, and
                                             there is generally less information
                                             available on which to base an
                                             opinion of such manager's
                                             investment and management
                                             expertise, investments with such
                                             managers may be subject to greater
                                             risk and uncertainty than
                                             investments with more experienced
                                             managers of Portfolio Funds.

                                             Use of Multiple Portfolio Fund
                                             Managers: No assurance can be given
                                             that the collective performance of
                                             the Portfolio Funds will result in
                                             profitable returns for the
                                             Partnership as a whole. Positive
                                             performance achieved by one or more
                                             Portfolio Funds may be
                                             neutralized by negative performance
                                             experienced by other Portfolio
                                             Funds.

                                             Availability of Information: Some
                                             of the Portfolio Funds may provide
                                             very limited information with
                                             respect to their operation and
                                             performance to the Partnership,
                                             thereby severely limiting the
                                             Partnership's ability to verify
                                             initially or on a continuing basis
                                             any representations made by the
                                             Portfolio Funds or the investment
                                             strategies being employed. This may
                                             result in significant losses to the
                                             Partnership based on investment
                                             strategies and positions employed
                                             by the Portfolio Funds or other
                                             actions of which the Adviser, the
                                             Sub-Adviser, and the General
                                             Partner have limited or no
                                             knowledge.

                                             Reliance on the Adviser, the
                                             Sub-Adviser, and Key Personnel:
                                             Investors must depend on the
                                             judgment of the Adviser and
                                             Sub-Adviser with respect to the
                                             selection and acquisition of assets
                                             by the Partnership. The successful
                                             investment and disposal of the
                                             Partnership's assets will therefore
                                             depend, in part, upon the skill of,
                                             and the investment decisions made
                                             by, the investment committee of the
                                             Adviser. Investors will not make
                                             any decisions with respect to the
                                             acquisition, disposition or other
                                             realization of the investment or,
                                             except under certain limited
                                             circumstances, any other decisions
                                             regarding the Partnership's
                                             business and affairs. Loss of any
                                             key personnel could have a material
                                             adverse effect on the potential
                                             performance of the Partnership.

                                             Conflicts of Interest: Conflicts of
                                             interest exist in the structure and
                                             operation of the Partnership's
                                             business. The fees which the
                                             General Partner and the Adviser are
                                             entitled to receive may not have
                                             been set by "arm's length"
                                             negotiations and may be higher than
                                             the fees which another investment
                                             adviser would have charged,
                                             although each of the General
                                             Partner and the Adviser believes
                                             that such fees are reasonable in
                                             light of the services performed.
                                             The Adviser, the Sub-Adviser, or
                                             any of their affiliates may have
                                             other investment advisory clients
                                             and investment vehicles and have
                                             discretion to allocate investment
                                             opportunities and dispositions
                                             fairly among all clients or
                                             vehicles. Subject to applicable
                                             law, the Adviser or Sub-Adviser may
                                             cause the Partnership to purchase
                                             securities from or sell securities
                                             to such other clients or vehicles
                                             when the Adviser or Sub-Adviser
                                             believes such transactions are
                                             appropriate.

                                             Valuation of Partnership Assets and
                                             Liabilities. The assets of the
                                             Partnership will be valued by the

                                             Partnership following valuation
                                             guidelines established and
                                             periodically reviewed by the Board.
                                             Under the valuation guidelines,
                                             interests in Portfolio Funds and
                                             other securities for which reliable
                                             market quotes are readily available
                                             will be valued at the average of
                                             such bid and ask quotes and all
                                             other interests in Portfolio Funds,
                                             securities and assets of the
                                             Partnership will be valued at fair
                                             value in good faith following
                                             procedures established by the
                                             Board. The value of any interests
                                             held by the Partnership in a
                                             Portfolio Fund for which reliable
                                             market quotes are not readily
                                             available (which is expected to
                                             include substantially all of such
                                             interests expected to be purchased
                                             by the Partnership) will be valued
                                             in accordance with the manner in
                                             which such interests are valued by
                                             such a Portfolio Fund. These
                                             valuations may be provided by the
                                             managers of a Portfolio Fund to the
                                             Partnership based on interim
                                             unaudited financial statements.
                                             Such valuations may or may not be
                                             indicative of what actual fair
                                             market value of the assets would be
                                             in an active, liquid and
                                             established market. The Partnership
                                             may rely solely on the valuations
                                             provided by Portfolio Funds with
                                             respect to the investments such
                                             Portfolio Funds have made.
                                             Generally, Portfolio Funds provide
                                             information to investors as to the
                                             value of their interests on a
                                             limited periodic basis, such as
                                             quarterly or annually. The
                                             Partnership calculates its net
                                             asset value at least twice annually
                                             and in connection with any sale of
                                             Units. The value of the
                                             Partnership's interest in a
                                             Portfolio Fund on days other than
                                             those that such value is provided
                                             by the Portfolio Fund will be
                                             valued by the Partnership at their
                                             fair value, pursuant to procedures
                                             established and periodically
                                             reviewed by the Board. Fair value
                                             represents a good faith
                                             approximation of the value of an
                                             asset at the time such
                                             approximation is made. Valuations
                                             provided by Portfolio Funds may be
                                             subject to subsequent upward and
                                             downward adjustments by the
                                             Partnership to reflect changes in
                                             market conditions and other events
                                             subsequent to the determination of
                                             net capital appreciation, net
                                             capital depreciation, net assets
                                             and other accounting items of the
                                             Partnership. Year-end net capital
                                             calculations are audited by the
                                             Partnership's independent auditors
                                             and may be revised as a result of
                                             such audit. Such revisions may also
                                             result from adjustments in
                                             valuations provided by Portfolio
                                             Funds. As a result of such
                                             subsequent adjustments, the
                                             Partnership's issuance or
                                             repurchase of its units at a net
                                             asset value determined prior to
                                             such adjustments may have the
                                             effect of diluting or increasing
                                             the economic interest of
                                             unitholders at the time of such
                                             issuance or repurchase.

                                             Officers and Personnel of the
                                             General Partner, the

                                             Adviser, and the Sub-Adviser Not
                                             Full Time: Although the officers
                                             and the personnel of the General
                                             Partner, the Adviser, the
                                             Sub-Adviser, and the Partnership
                                             will devote as much time to the
                                             Partnership as they believe is
                                             necessary to assist the Partnership
                                             in achieving its investment
                                             objective, none of them (excluding
                                             the Portfolio Managers, as defined
                                             in "Management of the
                                             Partnership--Management
                                             Team-Portfolio Management") will
                                             devote a significant amount of his
                                             or her working time to the affairs
                                             of the Partnership, as they may
                                             devote a portion of their time to
                                             other funds and investments. The
                                             principals, officers, and/or
                                             employees of the General Partner,
                                             the Adviser, and the Sub-Adviser
                                             may not have employment agreements
                                             and the loss of the services of one
                                             or more of them may have a material
                                             adverse effect on the Partnership.

                         SUMMARY OF PARTNERSHIP EXPENSES
--------------------------------------------------------------------------------

Unitholder Transaction Expenses
     Sales load paid by you (as a percentage of
     offering price) (1)                                                  1.00%
     Offering expenses borne by the Partnership (as
     a percentage of offering price)                                          %

Annual Expenses (as a percentage of net assets attributable to Units)
     Management Fees(2)                                                   1.35%
     Administration Fees(3)                                               0.10%
     Other Expenses                                                           %

     Total Annual Expenses                                                    %
------------------------

(1) The sales load is in addition to any fee that a broker, dealer, or other sales professional or financial advisor may charge for the opportunity to invest in the Partnership. Such persons may charge different fees and, accordingly, some Partners may be charged less than others for such opportunity.

(2) Dividend Capital Investments LLC serves as the Partnership Sub-Adviser and receives a portion of the management fee for managing the Partnership's non-Portfolio Fund assets.

(3) The Adviser receives an administration fee from the Partnership, payable monthly in arrears, computed at the annual rate of 0.10% of the Partnership's aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, computed at 0.10% of the Partnership's total assets (excluding any Financial Leverage).

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of units, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Partnership's first year of operations and assume that the Partnership issues units. If the Partnership issues fewer units, all other things being equal, these expenses would increase. See "Management of the Partnership" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $10.00(4)) that you would pay on a $1,000 investment in units, assuming
(1) total net annual expenses of % of net assets attributable to units in years 1 through 5, and (2) a % annual return:(5)

                               1 Year       3 Years      5 Years       7 Years

Total Expenses Incurred......    $             $            $             $

(4) The sales load is in addition to any fee that a broker, dealer, or other sales professional or financial advisor may charge for the opportunity to invest in the Partnership. Such persons may charge different fees and, accordingly, some Partners may be charged less than others for such opportunity.

(5) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate. Actual expenses may be greater or less than those assumed. Moreover, the Partnership's actual rate of return may be greater or less than the hypothetical % return shown in the example.

 -------------------------------------------------------------------------------

                                 THE PARTNERSHIP

         The Partnership is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Partnership was formed as a Delaware limited partnership on May 2, 2007, and organized pursuant to an Agreement of Limited Partnership, as the same may be subsequently amended and restated, governed by the laws of the State of Delaware. The Partnership has no operating history. The Partnership's principal office is located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202 and its telephone number is (303) 228-2200. GREFOF GP I-A, LLC, a Delaware limited liability company, will be the sole general partner of the Partnership. The General Partner and its affiliates will contribute to the Fund Group an amount equal to the lesser of (x) $2.5 million, and (y) 1.0% of the aggregate commitments in the Fund Group. The General Partner and its affiliates, in their sole discretion, will allocate the amount among the funds in the Fund Group.

                                 USE OF PROCEEDS

         The Partnership will invest funded Commitments in accordance with the Partnership's investment objective and policies as stated below. We currently anticipate that the Partnership will be able to invest primarily in preferred and equity securities, including limited partnership and membership interests, that meet the Partnership's investment objective and policies and will seek to invest all funded Commitments within three years following the date of the Final Closing. Pending such investment, it is anticipated that the proceeds will be invested in (i) cash equivalents and short-term debt instruments, (ii) highly liquid, publicly-traded securities, rated no lower than BBB-/Baa3, of real estate investment trusts ("REITs") and other real estate investment vehicles and
(iii) direct obligations of the U.S. federal government and its agencies or instrumentalities, including, without limitation, treasury bills, notes and bonds.

         Simultaneously with the offering of units, DCG is organizing an offering for interests in the Private Fund, structured in order to accommodate tax-related and other considerations of targeted investors that will co-invest with the Partnership primarily in Portfolio Funds. The Fund Group is seeking approximately $250 million in aggregate commitments, including the Commitments. The Private Fund generally will have similar investment objectives and policies and will invest in Portfolio Funds, including Portfolio Funds in which the Partnership invests. However, other funds in the Fund Group may have divergent portfolios if required under, and will co-invest only to the extent permitted by, the Investment Company Act, guidance published by the staff of the Securities and Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission, including restrictions on negotiating the terms of a co-investment other than price. Divergent portfolios may also be required to accommodate certain tax-related considerations.

                           THE ADVISER AND SUB-ADVISER

         The Partnership's investment advisor is Dividend Capital Global Advisors LLC and its sub-adviser is Dividend Capital Investments LLC, both of which are owned by affiliates of DCG.

         The Adviser will receive an annual advisory fee, payable monthly in arrears, in an amount equal to 1.35% of the Partnership's aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, 1.35% of the Partnership's total assets (excluding any Financial Leverage). The Adviser will pay a portion of its fee to the Sub-Adviser for the management of the Partnership's non-Portfolio Fund investments according to a schedule. For purposes of determining the Advisory Fee, total assets includes
(a) the assets attributable to capital invested in Portfolio Funds and (b) the amount of any cash held by the Partnership in short-term investments and not otherwise invested in Portfolio Funds.

         The Adviser also will receive an administrative fee (the
"Administrative Fee"), payable monthly in arrears, in an amount equal to 0.10% of the Partnership's aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, 0.10% of the Partnership's total assets (excluding any Financial Leverage).

                          THE PARTNERSHIP'S INVESTMENTS

Investment Objective

         The Partnership's investment objective is to seek capital appreciation through investments in a diversified portfolio of U.S.-related and global real estate private equity funds, targeting a leveraged gross IRR of approximately 15% to 20%. There can be no assurance that the Partnership will achieve its investment objective or be able to structure its investments as anticipated.

Rationale for Investing in the Partnership

         The Partnership will seek to achieve its objective by investing in a diversified real estate portfolio using a "fund of funds" structure. A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds. Since many real estate private equity funds not only have minimum commitment levels of $5 million to $10 million, but also allocate commitments among investors with whom such funds have strong existing relationships, smaller investors are typically not able to invest directly in real estate private equity funds. Therefore, these smaller investors are, in many cases, excluded from the opportunity to invest with the highest performing real estate professionals.

         The Partnership has been designed to address such issues. The Adviser believes that the combination of the fund of funds structure and the relationship history and expertise provided by the Adviser and its affiliates provides a means for smaller institutions and individuals to gain access to the same opportunities as large institutional investors. As a result of the Adviser and its affiliates' experience in real estate private equity, the Partnership should be viewed by the managers of the Portfolio Funds as a "relationship" investor. The Adviser also has the expertise and experience required to evaluate private fund managers properly and to monitor investments. Private fund investing requires extensive sourcing activities, due diligence, legal, and tax analysis and involves a process which differs from that of investing in a fund of funds structure. Most individual investors lack such experience, resources, or expertise and an investment in the Partnership segregates the responsibility for the assessment of the Portfolio Funds to the Adviser. By making use of such experience, as well as of the staff and professionals of the Adviser and its affiliates, the Partnership believes it will be able to provide investors with a higher quality portfolio of real estate private equity funds.

Investment Strategy

         In furtherance of the Partnership's investment objective, we will make investments in Portfolio Funds which will, in turn, make direct investments in real estate and real estate-related assets. The key elements driving the selection of Portfolio Funds in which to invest include:

         Fund Manager Selection. Investing in the right managers with successful strategies has driven returns in real estate private equity funds over approximately the past 10 years. Over such time period, there has historically been a significant difference in the returns generated by top-quartile and lower-quartile real estate funds. The Adviser believes that the experience of the Adviser and its affiliates in identifying top-performing managers, as well as their industry relationships, are more likely to provide access to top-tier real estate managers which, in turn, is more likely to provide investors with a higher quality portfolio of real estate private equity funds.

         Diversified Portfolio. Investors enjoy the benefit of spreading risk among a variety of investment managers because the fund of funds structure aggregates the investment capital of unitholders for investment into several ortfolio Funds. The Partnership intends to invest in domestic as well as international funds and will diversify the Partnership's portfolio further by investing in different types of funds (i.e., equity or debt), investment structures (i.e., fund investment, joint ventures, co-investments and/or preferred/convertible positions), investment strategies, and across real estate sectors. A more detailed description of the Partnership's investment policies and restrictions and additional information about the Partnership's portfolio investments are described below in the "-- Investment Policies and Portfolio Composition" section and contained in the Statement of Additional Information.

         Defined Fund Manager Expertise. Through an institutional approach, the Partnership intends to target fund managers that have proven expertise in a specific region or asset class. While there are many successful fund managers that invest in multiple asset classes, the Adviser generally believes that fund managers with a specific investment strategy or target sector generally will outperform fund managers that are not on-the-ground investors and who typically invest through operating partners. For example, the Adviser believes that a fund manager who specializes in acquiring, developing and managing primarily retail properties in the U.S. will generally have insight and advantages in the retail sector that a manager that invests in multiple sectors does not. In addition, by investing with fund managers with a specific investment strategy and which do not rely on operating partners, a layer of fees and incentive allocation that is generally paid to the operating partners is eliminated from the ultimate return to the investors. The Partnership, however, will invest with a fund manager regardless of its general investment strategy (i.e. capital allocator or focused manager) if the Adviser believes it to be best for purposes of maximizing returns to Partners.

Investment Policies and Portfolio Composition

         All money contributed at each closing initially will be invested by the Partnership in (i) cash equivalents and short-term debt instruments, (ii) highly liquid, publicly-traded securities, rated no lower than BBB-/Baa3, of REITs and other real estate investment vehicles, and (iii) direct obligations of the U.S. federal government and its agencies or instrumentalities, including, without limitation, treasury bills, notes, and bonds. Subsequently, the Partnership intends to invest all or substantially all of its capital in preferred and common equity securities, including limited partnership and membership interests, representing interests in, and joint ventures and co-investments with, Portfolio Funds managed by third party managers that, in the view of the Adviser, exhibit, or have potential for, superior performance.

         The Partnership anticipates that it will invest in approximately 10 to 15 Portfolio Funds, including their related joint ventures and co-investment vehicles, if any. These instruments will not be readily marketable. Although there can be no assurance as to the ultimate make-up of the Partnership's investment portfolio, the Partnership intends to diversify its portfolio by:

    >>   Geography:            Investing in a mix of Portfolio Funds, including
                               U.S.-related funds as well as funds investing in underlying real estate assets in Europe, Asia, Mexico and Brazil;

    >>   Sector:               Investing in Portfolio Funds that invest in
                               multiple types of property, which may include any or all of the following: office, multifamily, residential, retail, hotel, resort, industrial and other property types;

    >>   Investment Strategy:  Investing in Portfolio Funds that follow both opportunistic and value-added fund strategies;

    >>   Investment Manager:   Investing no more than 20% of its total assets in
                               any one Portfolio Fund, together with its related joint venture and co-investment vehicles, if any;

    >>   Fund Type:            Investing in both equity and debt Portfolio
                               Funds; and

    >>   Investment Structure: Investing in fund investments, joint ventures, co-investments, and convertible/preferred positions.

         The Partnership intends to invest approximately 40% to 50% of its total assets in U.S.-related Portfolio Funds, 15% to 20% in Europe-related Portfolio Funds (including European Union and prospective European Union nations), 15% to 20% in Asia-related Portfolio Funds, and 15% to 20% in Mexico- and Brazil-related Portfolio Funds. For purposes of the Partnership's investment policies, a Portfolio Fund will be viewed as "related" to a particular jurisdiction if the investment objective of that Portfolio Fund is primarily to invest in assets in that jurisdiction.

         In addition, the Partnership intends to allocate its investments among Portfolio Funds pursuing both opportunistic and value-added strategies in order to achieve capital appreciation and enhanced returns. The Partnership expects to invest approximately 2/3 of its total assets in opportunistic strategies and approximately 1/3 of its total assets in value-added strategies.

         Opportunistic strategies are generally intricate, and include development, redevelopment, acquisitions from distressed sellers, restructurings, transactions in emerging markets and other asset- and transaction-management approaches. An opportunistic investment is generally characterized as a higher risk/reward investment in non-stabilized assets, including investments in real estate properties, subordinated loans secured by real estate and entities which own and/or operate real estate. An opportunistic strategy may or may not produce any current return, and generally has a high portion of overall profitability anticipated to come from asset disposition. Portfolio Funds pursuing opportunistic strategies generally target an annual rate of return on equity net to investors of 20%, although such returns may or may not be achieved by the Portfolio Funds. These funds may utilize significant financial leverage to achieve their objective.

         A value-added strategy is one that seeks enhanced real estate returns through asset repositioning and/or increased leverage. The value-added investment strategy commonly produces current return over the life of the investment. Generally, funds employing value-added strategies utilize leverage, typically in the range of 50% to 65% (levels that are more conservative than are typical for funds pursuing opportunistic strategies). Some of the value-added strategy funds in which the Partnership may invest may be open-ended funds, meaning that an investor in such funds may redeem its interest prior to the end of the term of such fund. Portfolio Funds pursuing value-added strategies generally target an annual rate of return on equity net to investors of between 12% and 14%, of which 4% to 7% may be current return. Portfolio Funds pursuing value-added investments, however, may or may not produce any current return.

         With respect to Targeted Investments, the Partnership may invest in preferred or other securities that at the time of investment are unrated, although the Partnership does not intend to invest more than 20% of its total assets in securities other than preferred and equity securities, including debt securities and convertible securities.

         In addition:

         >> The Partnership intends to invest all or substantially all of its total assets in the securities of Portfolio Funds principally engaged in investing in real estate. The Partnership will treat a prospective Portfolio Fund as being principally engaged in investing in real estate if substantially all of such Portfolio Fund's long-term investments are in real estate and real estate-related assets or if the investment policies and objectives of such Portfolio Fund indicate that such Portfolio Fund primarily targets for investment real estate and real estate-related assets.

         >> The Partnership does not intend to invest more than 20% of its total assets in any one Portfolio Fund, together with its related joint venture and co-investment vehicles, if any.

         >> The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in one or more investments in a single sector (for example, office funds).

         >> The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in Portfolio Funds related to U.S. investments.

         >> The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in Portfolio Funds related to European and Asian investments.

         >> The Partnership does not intend to invest more than 20% of its total assets, in the aggregate, in Portfolio Funds related to Mexican and Brazilian investments.

         >> With respect to its Targeted Investments, the Partnership intends to invest primarily in illiquid securities (i.e., securities that are not readily marketable).

         The above stated investment percentages are statements of the General Partner's current intentions and should not be considered as a limitation upon the General Partner's discretion to modify the Partnership's investments based upon changing market conditions and availability of Portfolio Funds open to investment. The Partnership's investment objective and investment policies (excluding the fundamental policies set forth in the Statement of Additional Information) may be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Partnership. The Partnership will not be required to sell securities because of subsequent changes in market values.

Investment Restrictions

         The Partnership has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding units, as required by the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information for a complete list of fundamental investment policies of the Partnership.

Portfolio Funds

         The Partnership expects to invest primarily in Portfolio Funds. These interests may include shares or other interests in one or more entities intending to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), interests in entities registered as investment companies under the Investment Company Act, and partnership or membership interests in limited partnerships or limited liability companies established as commitment-funded investment funds, in each case for entities established by their sponsors for the purpose of acquiring, holding and disposing of real estate and real estate-related assets. Real estate and real estate-related assets typically would include fee, leasehold or other interests (including options) in real properties, whether improved or unimproved, whether commercial, residential or multifamily; mortgage receivables and securities secured by or evidencing interests in mortgage receivables; and debt, equity and derivative interests in entities whose assets consist primarily of any of the foregoing types of assets. Real estate-related assets may include more complex strategic transactions whose underlying value is based on the type of assets described above.

         A Portfolio Fund typically will have established a defined set of asset types that it targets for investment. The target assets of a Portfolio Fund may be specific, such as commercial office buildings in urban centers, or broad, such as real estate and real estate-related assets, wherever located, domestic or international. Other than with respect to the intended investment allocations described herein, there is no limitation on the percentage of the Partnership's total assets which may be invested in Portfolio Funds using any particular strategy, provided, that each Portfolio Fund intends to invest principally in real estate and real estate-related assets.

         A Portfolio Fund also will typically have an investment committee or management team comprised of experienced real estate investment professionals which assesses each prospective investment for appropriateness to that Portfolio Fund and whose approval is needed in order for the general partner, manager, or executive personnel to commit to that investment. The manager of a Portfolio Fund is usually paid a management fee, which may be up to 2% of managed equity annually, and is typically entitled to incentive compensation representing up to 20% of profits after the return of capital to investors and payment of a preferred return. Targeted preferred returns to investors in Portfolio Funds may range from approximately 7% to 10%. Some characteristics of Portfolio Funds may include the following:

    >>   Use of Financial Leverage.          Portfolio Funds employ financial
                                             leverage, often, in the case of
                                             commitment-funded entities, in the
                                             form of credit facilities secured
                                             by pledges of investor commitments.

    >>   Varied Term.                        The term of a Portfolio Fund may be
                                             indefinite or, in the case of
                                             partnerships and limited liability
                                             companies, typically may range from
                                             5 to 10 years, with extension
                                             periods available to effectuate
                                             orderly dissolution.

    >>   Distributions.                      Distributions by Portfolio Funds
                                             are normally required to be in cash
                                             or marketable securities, but under
                                             limited circumstances may include
                                             in-kind distributions of real
                                             estate or real estate-related
                                             assets. Distributions may be made
                                             on any periodic basis (monthly or
                                             quarterly) in accordance with the
                                             policies of the Portfolio Fund in
                                             question. Portfolio Funds subject
                                             to regulation, such as REITs, are
                                             required to satisfy certain
                                             requirements with respect to
                                             distributions in order to maintain
                                             their regulatory status. The policy
                                             of a Portfolio Fund to make
                                             distributions on any periodic basis
                                             is not an assurance that such
                                             Portfolio Fund will have cash
                                             available for distribution.

    >>   Illiquid Investments.               Interests in Portfolio Funds likely
                                             will be illiquid, typically not
                                             registered with the Securities and
                                             Exchange Commission under the
                                             Securities Act of 1933, as amended
                                             (the "Securities Act"), and are
                                             subject to significant transfer
                                             restrictions. Often, such interests
                                             will be transferable only with the
                                             consent of the general partner or
                                             other manager of the Portfolio Fund
                                             in question, which consent may be
                                             withheld on a discretionary basis.

         The foregoing described characteristics are intended as a general description of the common terms of real estate investment funds. As the Partnership is being established for the purpose of investing in assets yet to be identified, there can be no assurance with respect to any particular Portfolio Fund that its organization, legal structure, fees and compensation, management, leverage policies or other terms will be consistent with the terms generally described above. However, the Portfolio Managers of the Partnership will target for investment by the Partnership only Portfolio Funds which are consistent with the Partnership's investment policies and objectives.

                                    LEVERAGE

         The Partnership may utilize leverage to achieve its investment objectives. If the Partnership does employ leverage, the Partnership may leverage through the issuance of Preferred Units or commercial paper and/or borrowing by the Partnership. Any Financial Leverage at the Partnership level will be in addition to financial leverage that a Portfolio Fund may use as part of its capital structure.

         The Partnership may utilize Financial Leverage up to the limits imposed by the Investment Company Act. Under the Investment Company Act, the Partnership generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Partnership's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. Under the Investment Company Act, the Partnership may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%.

         Certain types of borrowings by the Partnership may result in the Partnership being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants will materially adversely affect the Adviser's ability to manage the Partnership's portfolio in accordance with the Partnership's investment objective and policies.

         The Partnership may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Partnership securities.

         If the Partnership utilizes Financial Leverage, investors should consider the various risks of leverage, including, without limitation, the matters described below. There can be no assurance that the Partnership will be able to obtain the necessary debt financing at acceptable terms. There is no assurance that a leveraging strategy will be successful. Financial Leverage involves risks and special considerations for Partners including:

         >> the likelihood of greater volatility of net asset value of the units than a comparable portfolio without leverage;

         >> the risk that fluctuations in interest rates on borrowings and short-term debt that the Partnership must pay will reduce the return to the Partners;

         >> the effect of Financial Leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the units than if the Partnership were not leveraged; and

         >> the potential for an increase in operating costs, which may reduce the Partnership's total return.

         In the event that the Partnership is required to sell assets at a loss, including in order to redeem or pay off any leverage, such a sale would reduce the Partnership's net asset value and may make it difficult for the net asset value to recover. The General Partner, in its reasonable judgment, nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Partnership's Partners of maintaining the leveraged position likely will outweigh a resulting reduction in the current return.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on unit total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Partnership's portfolio) of -10%, -5%, and 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Partnership. See "Risks."

Assumed Portfolio Total Return (Net of Expenses).....
Common Unit Total Return.............................

         Until the Partnership borrows, the Partnership's units will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply.

                           INTEREST RATE TRANSACTIONS

         In connection with any use by the Partnership of leverage through borrowings, the Partnership may enter into interest rate swap or cap transactions. Interest rate swaps involve the Partnership's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Partnership a variable rate payment on a notional amount that is intended to approximate the Partnership's variable rate payment obligation on Preferred Units or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

         The Partnership may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Partnership would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on unit net earnings as a result of leverage.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Partnership's use of interest rate swaps or caps could enhance or harm the overall performance on the units. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the units. In addition, if short-term interest rates are lower than the Partnership's fixed rate of payment on the interest rate swap, the swap will reduce unit net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance unit net earnings. Buying interest rate caps could enhance the performance of the units by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the units in the event that the premium paid by the Partnership to the counterparty exceeds the additional amount the Partnership would have been required to pay had it not entered into the cap agreement. The Partnership has no current intention of selling an interest rate swap or cap. The Partnership would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Partnership's leverage.

         Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Partnership is contractually obligated to make. If the counterparty defaults, the Partnership would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on borrowing. Depending on whether the Partnership would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the units.

         Although this will not guarantee that the counterparty does not default, the Partnership will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser or Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser or Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Partnership's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Partnership will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the units.

         The Partnership may choose or be required to prepay any borrowings. Any such prepayment would likely result in the Partnership seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Partnership. An early termination of a cap could result in a termination payment to the Partnership.

                                      RISKS

         Prospective investors should carefully consider, among other factors, the matters described below, each of which could have an adverse effect on the value of the Interests in the Partnership. As a result of these factors, as well as other risks inherent in any investment, there can be no assurance that the Partnership will meet its investment objectives or otherwise be able successfully to carry out its investment program. The Partnership's returns may be unpredictable and, accordingly, the Partnership's investment program is not suitable as the sole investment vehicle for an investor. An investor should only invest in the Partnership as part of an overall investment strategy. Based on, among others, the factors described below, the possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss.

         General: An investment in the Partnership involves certain risks relating to the Partnership's structure and investment objectives, which you should evaluate before making a decision to invest in the Partnership. No assurance can be given that the Partnership will succeed in meeting its investment objectives or that there will be any return on capital.

         The Partnership is reserved for Qualified Investors, who are aware of the risks associated with an investment in a venture that invests in real estate and accept that they will have recourse only to the Partnership's assets as these will exist at any time. A substantial portion of the Partnership's assets will be illiquid and the Partnership will not necessarily be able to sell or otherwise monetize them quickly or at all.

         An investment in the Partnership's units is subject to investment risk, including the possible loss of the entire amount invested. An investment in units represents an indirect investment in the securities owned by the Partnership. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, an investor's units may be worth significantly less than its original investment.

         Non-Diversification: The Partnership has registered as a "non-diversified" investment company under the Investment Company Act and may invest in a smaller number of individual issuers than a diversified investment company. To the extent the Partnership invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Partnership may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

         Limited History: The Partnership is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Partnership's potential performance. While the senior investment professionals and other individuals employed by the Adviser, the Sub-Adviser, and the Partnership have extensive prior experience in real estate and real estate-related investment activities, past performance with respect to such real estate and real estate-related investment activities is not a guarantee of future results.

         Nature of Investment: An investment in the Partnership requires a long-term commitment with no certainty of return. The Partnership will invest in Portfolio Funds which, in turn, will make investments in real estate and/or real estate-related assets and businesses, which may be experiencing or may be expected to experience severe financial difficulties that may never be overcome. There may be little or no near-term cash flow available to the investors. Since the Partnership may only make a limited number of investments and since many of the investments may involve a high degree of risk, individual performance by a few of the investments could affect the portfolio's total returns to the investors. Although the Partnership intends to diversify its investments, there can be no assurance that the actual investments of the Partnership will be diversified by geography, property type, investment strategy, manager or fund duration, or that allocations to, opportunities in, or preferences for geographical market, property type or fund managers and other fund features will not change significantly over time. Investors will not have an opportunity to evaluate specific assets prior to investing.

         Illiquidity of Partnership units: The Partnership anticipates that its units will not be listed on any exchange. There will be no secondary trading market for Partnership units and the Partnership does not expect that a secondary trading market will develop. A Partner may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the General Partner. The General Partner may require substantial documentation in connection with a requested transfer, and a Partner should not expect that it will be able to transfer its units at all. A requested transfer, if approved by the General Partner, may require a substantial amount of time to effect. The units are designed for long-term investors who can bear the risks associated with the limited liquidity of the units, and the Partner should not purchase units of the Partnership if the Partner intends to sell them.

         Financial Leverage: The Partnership may use Financial Leverage in connection with its investments and operations. If the Partnership utilizes leverage, investors should consider the various risks of leverage, including, without limitation, the matters described below. There can be no assurance that the Partnership will be able to obtain the necessary debt financing at acceptable terms. There is no assurance that a leveraging strategy will be successful. Financial Leverage involves risks and special considerations for Partners including:

         >> the likelihood of greater volatility of net asset value of the units than a comparable portfolio without leverage;

         >> the risk that fluctuations in interest rates on borrowings and short-term debt that the Partnership must pay will reduce the return to the Partners;

         >> the effect of Financial Leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the units than if the Partnership were not leveraged; and

         >> the potential for an increase in operating costs, which may reduce the Partnership's total return.

         In the event that the Partnership is required to sell assets at a loss, including in order to redeem or pay off any leverage, such a sale would reduce the Partnership's net asset value and may make it difficult for the net asset value to recover. The General Partner in its reasonable judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Partners of maintaining the leveraged position likely will outweigh a resulting reduction in the current return.

         Certain types of borrowings by the Partnership may result in the Partnership being subject to covenants in credit agreements relating to asset coverage and Partnership composition requirements. The General Partner does not believe that these covenants or guidelines will impede the General Partner from managing the Partnership's portfolio in accordance with the Partnership's investment objective and policies.

         The use of Financial Leverage involves financial risk and will increase the exposure of the Partnership's investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There is a risk that operating cash flow available to the Partnership will be insufficient to meet required payments and a risk that it will not be possible to refinance existing indebtedness or that the terms of such refinancing will not be as favorable as the terms of existing indebtedness. Borrowings by the Partnership may be secured by any or all of the assets of the Partnership, with the consequences that the Partnership may lose more than its equity stake in any one investment, and may lose all of its capital.

         Tax Considerations: An investment in the Partnership involves a number of complex tax considerations. The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund, that is not matched by a corresponding receipt of cash. Accordingly, it is possible that an investor's U.S. federal income tax liability with respect to its allocable share of the earnings of the Partnership in a particular taxable year could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by the investor. Prospective investors should consult their tax advisers regarding the tax implications for them of investing, holding and disposing of the units and receiving distributions in respect of the units in the Partnership.

         Co-Investing: The Partnership will co-invest with the Private Fund in Portfolio Funds only to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"), guidance published by the staff of the Securities and Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission. Specifically, for co-investments, the Adviser may be restricted from negotiating the terms of an investment, excluding price. The Partnership anticipates initially having limited negotiating power in light of the expected relative size of planned investments in Portfolio Funds, but a co-investment structure may provide fewer opportunities to negotiate more favorable terms than if investing independent of the Private Fund.

         Ability to Enforce Legal Rights: The Portfolio Funds and joint venture and co-investment vehicles, if any, in which the Partnership invests may have difficulty in successfully pursuing claims in the courts of foreign jurisdictions, as compared to the United States. Further, to the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment.

         General Risks of Investing in Real Estate: The assets underlying the Partnership's investments in Portfolio Funds will consist wholly or substantially of real estate or real estate-related assets. The Partnership therefore will be subject to the risks associated with investment in such assets. These risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Portfolio Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Partnership, the Adviser, the Sub-Adviser, and/or DCG or its affiliates. With respect to investments in the form of real property owned by the Partnership, the Partnership will incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss.

         Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Partnership's investments may be significantly diminished in the event of a downward turn in real estate market prices.

         Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and are not generally decreased by events generally adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Partnership intends to confirm that Portfolio Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Partnership will have no control over whether such insurance is maintained.

         There can be no assurance that any of the Partnership's investments will be sold at a price above the cost of acquisition or that the Partnership will be able to sell or monetize an investment at a particular time. As a result, there can be no assurance that the Partnership's investment objectives will be realized and the Partnership may lose any or all of its capital.

         Development Activities: The Partnership may invest in Portfolio Funds which invest in undeveloped land and certain development properties. Undeveloped land and development properties may involve more risk than properties on which development has been completed. Undeveloped land and development properties do not generate operating revenue, while costs are incurred to develop or redevelop the properties, as well as certain expenses incurred for property taxes, insurance, etc. Also, construction may not be completed within budget or as scheduled, and estimated rental levels or sales prices may not be achieved. Further, development properties are often subject to various zoning laws and ordinances. In connection therewith, development may require approvals or waivers from local regulatory authorities, which often involve a long and costly process with no guarantee of a successful outcome. Finally, development projects are subject to a multitude of laws and ordinances, which are subject to change from time to time.

         Competitive Market for Investment Opportunities: The activity of identifying and completing attractive real estate and real estate-related investments is competitive and involves a high degree of uncertainty. Over the past several years, an increasing number of real estate partnerships have been formed for the purpose of investing in real estate assets. Other unrelated parties may form additional partnerships with similar investment objectives to the Partnership. There may be competition for investments of the type in which the Partnership intends to invest, and such competition may lead to the Partnership obtaining less favorable investment terms than would otherwise be the case. As a result, there can be no assurance that the Partnership will be able to locate attractive investment opportunities that satisfy the Partnership's investment objectives or realize upon their values or that the Partnership will be able to become fully invested for a significant period of time, if at all.

         Liquidity Considerations: Some of the underlying investments will be highly illiquid, and there can be no assurance that the Partnership will be able to realize on such investments in a timely manner. The efficient liquidation of real estate investments may be affected by a variety of factors and may be time-consuming. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Partnership. There is a risk that the Partnership may be unable to realize its investment objectives by sale or other disposition at attractive prices or at the appropriate times or in response to changing market conditions, or will otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized.

         Investments Longer Than Term: The Partnership may invest in Portfolio Funds with terms longer than that of the Partnership and/or in Portfolio Funds that may have investments which, due to subsequent events, may not be advantageously disposed of prior to the date that the Partnership will be dissolved, either by expiration of the Partnership's term or otherwise. Although the Adviser currently expects that investments will be disposed of prior to dissolution, the Partnership may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolutions.

         Environmental Considerations: The Portfolio Funds (and therefore the Partnership) could face substantial risk of loss from environmental claims based on environmental problems associated with the real estate underlying the Partnership's investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Partnership and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

         Risk of Undiscovered Liabilities in Investments: In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Partnership could be affected by undisclosed matters. In respect of acquired land, the Partnership's investment in the Portfolio Fund that owns such land could be affected by undisclosed matters such as legal easements, leases, and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and the like. It is therefore possible that the Partnership could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

         Emerging Markets Risk: The Partnership intends to invest up to 20% of its total assets in Asia-related Portfolio Funds and up to 20% of its total assets in Mexico- and Brazil-related Portfolio Funds. Risks to the Portfolio Funds in these markets include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; and (ii) certain national policies that may restrict their investment opportunities.

         Foreign Economic, Political, Regulatory and Social Risks: Investments by the Partnership may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real estate or real estate-related assets may be restricted, requiring the Portfolio Funds in which the Partnership invests to share the applicable investment with local third-party partners or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Partnership. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies.

         The Partnership does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant effect on economic actions in their respective countries, which could affect private sector real estate and real estate-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Partnership.

         Political changes or a deterioration of a foreign nation's domestic economy or balance of trade may indirectly affect the Partnership's investment in a particular real estate or real estate-related asset in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real estate or real estate-related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser and the General Partner intend to manage the investments in a manner that each believe will minimize its exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Partnership to suffer losses.

         Currency and Exchange Rate Risks: The Partnership intends to invest in Portfolio Funds which invest in real estate and real estate-related assets located in Mexico, Brazil, Asia and Europe and, as a result, the income received by the Partnership's underlying investment is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Partnership are expected to be maintained in, and capital contributions to, and distributions from, the Partnership are expected to be made in U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Partnership, gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Partnership.

         In addition, the Partnership may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Partnership does not intend to hedge against currency exchange risk. However, the Adviser or Sub-Adviser may make use of its capabilities to hedge against currency exchange risk for its own account and may offer its services, for appropriate consideration, to assist with implementing appropriate hedging for the investors in the Partnership.

         It is not possible over the life of the Partnership to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Partnership has underlying investments may adversely impact such investments and/or the Partnership's returns from such investments.

         Inflation: Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as the purchasing power of money decreases. As inflation increases, the real value (i.e. the inflation-adjusted value) of the units and distributions on those units can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of units. Inflation and rapid fluctuations in inflation rates may have negative effects on the economy and securities markets. There can be no assurance that, in the future, inflation will not have an adverse impact on the investments or the Partnership's returns from such investments.

         Undeveloped Infrastructure: Capital and advanced technology in Mexico, Brazil and other jurisdictions may be limited. Delays in local postal, transport, banking or communications systems could cause the Partnership to lose rights, opportunities, or entitlements and expose it to currency fluctuations.

         Underlying Fund Leverage. In addition to the Financial Leverage utilized by the Partnership, Portfolio Funds in which the Partnership invests may also utilize financial leverage. The Portfolio Funds may be able to borrow without limitation and may utilize various lines of credit and other forms of leverage, including swaps and reverse repurchase agreements. While leverage presents opportunities for increasing a Portfolio Fund's total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Portfolio Fund will decrease. Additionally, any event which adversely affects the value of an investment by a Portfolio Fund would be magnified to the extent such Portfolio Fund is leveraged. The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to such Portfolio Fund's investments could result in a substantial loss to the Portfolio Fund which would be greater than if the Portfolio Fund were not leveraged. The Partnership's investments in Portfolio Funds that are organized as limited partnerships, limited liability companies, corporations or other entities that provide for limitations on investors' risk of loss generally will be limited to the amount of the investment by the Partnership.

         Absence of Regulation of a Portfolio Fund: Portfolio Funds and their managers are expected to be subject to varying levels of regulation. Portfolio Funds will likely not be registered as investment companies under the Investment Company Act and their managers often are not registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), with the consequence that many of the protections afforded to investors by those laws will not be applicable. Similarly, certain investments in Portfolio Funds and accounts formed and operated outside the U.S. may not be subject to comprehensive government regulation. The managers of Portfolio Funds may not be covered by insurance or by fidelity bonding.

         Multiple Levels of Expense: In addition to the Advisory Fee payable to the Adviser and Performance Distribution payable to the General Partner, the Partnership, as an investor in Portfolio Funds, will be responsible for the payment of fees to the managers of the various Portfolio Funds. The Portfolio Funds in which the Partnership intends to invest impose investment management and performance fees, in addition to those imposed directly by the Partnership. The manager of a Portfolio Fund will typically be paid or allocated amounts based upon a share of the profits of the Portfolio Fund. Generally, annual fixed fees to Portfolio Fund managers range from 0.5% to 2% of the average net asset value of the Partnership's investments on an annualized basis, and incentive allocations or performance fees typically reach up to 20% of net profits. A Portfolio Fund employing such a performance fee structure may result in substantially higher payments to its manager than alternative arrangements. The existence of a performance fee may create an incentive for the Portfolio Fund manager to make riskier and more speculative investments than would otherwise be the case in the absence of such performance-based compensation. A Portfolio Fund may receive performance fees based on the unrealized appreciation of the Portfolio Fund. Because performance-based compensation is calculated on a basis which includes unrealized appreciation of such assets, it may be greater than if such compensation were based solely on realized gains.

         In addition, substantially all of the Portfolio Funds in which the Partnership expects to invest impose a performance fee based upon the performance of the particular Portfolio Fund and, if earned, are payable irrespective of the overall profitability of the Partnership (as opposed to the profitability of the individual Portfolio Funds). Payment of performance fees to a particular Portfolio Fund when the overall portfolio of the Partnership has not experienced an increase will generally adversely impact the total return performance of the Partnership.

         Potential Conflicts of Interest of Portfolio Fund Mangers: Managers of Portfolio Funds may engage in other forms of related and unrelated activities in addition to advising a Portfolio Fund. They may also make investments in securities for their own account. Activities such as these could detract from the time a manager devotes to the affairs of a Portfolio Fund.

         Newly Organized Portfolio Fund Managers: The Partnership may invest in Portfolio Funds that are managed by managers that have managed Portfolio Funds for a relatively short period of time. The previous experience of such managers is typically in real estate investment and real estate finance. Because such managers may not have direct experience managing Portfolio Funds, including experience with financial, legal or regulatory considerations unique to management of a Portfolio Fund, and there is generally less information available on which to base an opinion of such manager's investment and management expertise, investments with such managers may be subject to greater risk and uncertainty than investments with more experienced managers of Portfolio Funds.

         Use of Multiple Portfolio Fund Managers: No assurance can be given that the collective performance of the Portfolio Funds will result in profitable returns for the Partnership as a whole. Positive performance achieved by one or more Portfolio Funds may be neutralized by negative performance experienced by other Portfolio Funds.

         Availability of Information: Some of the Portfolio Funds may provide very limited information with respect to their operation and performance to the Partnership, thereby severely limiting the Partnership's ability to verify initially or on a continuing basis any representations made by the Portfolio Funds or the investment strategies being employed. This may result in significant losses to the Partnership based on investment strategies and positions employed by the Portfolio Funds or other actions of which the Adviser, the Sub-Adviser, and the General Partner have limited or no knowledge.

         Reliance on the Adviser, Sub-Adviser, and Key Personnel: Investors must depend on the judgment of the Adviser and Sub-Adviser with respect to the selection and acquisition of assets by the Partnership. The successful investment and disposal of the Partnership's assets will therefore depend, in part, upon the skill of, and the investment decisions made by, the investment committee of the Adviser. Investors will not make any decisions with respect to the acquisition, disposition or other realization of the investment or, except under certain limited circumstances, any other decisions regarding the Partnership's business and affairs. Loss of any key personnel could have a material adverse effect on the potential performance of the Partnership.

         Conflicts of Interest: Conflicts of interest exist in the structure and operation of the Partnership's business. The fees which the General Partner and the Adviser are entitled to receive may not have been set by "arm's length" negotiations and may be higher than the fees which another investment adviser would have charged, although each of the General Partner and the Adviser believes that such fees are reasonable in light of the services performed. The Adviser, the Sub-Adviser, or any of their affiliates may have other investment advisory clients and investment vehicles and have discretion to allocate investment opportunities and dispositions fairly among all clients or vehicles. Subject to applicable law, the Adviser or Sub-Adviser may cause the Partnership to purchase securities from or sell securities to such other clients or vehicles when the Adviser or Sub-Adviser believes such transactions are appropriate.

         Valuation of Partnership Assets and Liabilities. The assets of the Partnership will be valued by the Partnership following valuation guidelines established and periodically reviewed by the Board. Under the valuation guidelines, interests in Portfolio Funds and other securities for which reliable market quotes are readily available will be valued at the average of such bid and ask quotes and all other interests in Portfolio Funds, securities and assets of the Partnership will be valued at fair value in good faith following procedures established by the Board. The value of any interests held by the Partnership in a Portfolio Fund for which reliable market quotes are not readily available (which is expected to include substantially all of such interests expected to be purchased by the Partnership) will be valued in accordance with the manner in which such interests are valued by such a Portfolio Fund. These valuations may be provided by the managers of a Portfolio Fund to the Partnership based on interim unaudited financial statements. Such valuations may or may not be indicative of what actual fair market value of the assets would be in an active, liquid and established market. The Partnership may rely solely on the valuations provided by Portfolio Funds with respect to the investments such Portfolio Funds have made. Generally, Portfolio Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly or annually. The Partnership calculates its net asset value at least twice annually and in connection with any sale of Units. The value of the Partnership's interest in a Portfolio Fund on days other than those that such value is provided by the Portfolio Fund will be valued by the Partnership at their fair value, pursuant to procedures established and periodically reviewed by the Board. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Portfolio Funds may be subject to subsequent upward and downward adjustments by the Partnership to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Partnership. Year-end net capital calculations are audited by the Partnership's independent auditors and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Portfolio Funds. As a result of such subsequent adjustments, the Partnership's issuance or repurchase of its units at a net asset value determined prior to such adjustments may have the effect of diluting or increasing the economic interest of unitholders at the time of such issuance or repurchase.

         Officers and Personnel of the General Partner, the Adviser, and the Sub-Adviser Not Full Time: Although the officers and the personnel of the General Partner, the Adviser, the Sub-Adviser, and the Partnership will devote as much time to the Partnership as they believe is necessary to assist the Partnership in achieving its investment objective, none of them (excluding the Portfolio Managers) will devote a significant amount of his or her working time to the affairs of the Partnership, as they may devote a portion of their time to other funds and investments. The principals, officers, and/or employees of the General Partner, the Adviser, and the Sub-Adviser may not have employment agreements and the loss of the services of one or more of them may have a material adverse effect on the Partnership.

                             DIVIDEND CAPITAL GROUP

         DCG and its affiliates comprise a group of real estate investment and finance companies, originally founded by John Blumberg, James Mulvihill and Evan Zucker (the "DCG Founding Principals" and with Tom Florence and Tom Wattles, the "DCG Principals"), which focuses on creating and managing high-quality real estate financial products and delivering those products to both individual and institutional investors. Since the formation of the first companies affiliated with a DCG Founding Principal in 1990, the DCG Founding Principals and their affiliates have sponsored the formation of a wide range of institutional real estate investment and finance businesses operating throughout North America, including public and private platform companies. From 1990 through March 31, 2007, the DCG Founding Principals and their affiliates have developed or acquired real estate assets and real estate-related securities totaling over $6.0 billion in a diverse range of product types, including land, residential, retail, and industrial both in the U.S. and Mexico. Experienced in structuring and executing high quality transactions, DCG and its affiliates have raised approximately $4.6 billion of equity capital from various investment partners, including leading financial institutions, major state pension funds, retail investor channels and high net worth investors. Attention to detail and a commitment to being "local" have allowed DCG and its affiliates to produce consistent, attractive investment returns for its investor partners over an extended period of time.

         Product lines of DCG affiliates include the following:

         DCT Industrial Trust (NYSE: DCT): DCT Industrial Trust ("DCT") is a real estate investment trust that acquires, owns and manages high-quality, generic distribution warehouses and light industrial properties. As of September 30, 2006, DCT had raised a total of approximately $1.8 billion in equity capital from over 35,000 investors in conjunction with four public offerings and one private offering. DCT raised approximately $200 million of additional capital pursuant to its listing on the NYSE during the fourth quarter of 2006. As of September 30, 2006, DCT had acquired a total of 377 industrial buildings (three of which were under development) in 24 markets and various land and development projects throughout the United States that had an aggregate gross book value of approximately $2.9 billion. From the midpoint of its overall equity offering through the date of its listing on the NYSE, DCT provided investors with an annualized total return of 17.0% after fees and expenses. (1) Upon its listing, DCT was the third largest publicly listed industrial REIT in the U.S. in terms of equity market capitalization. Since October 2006, DCT has been operated independently from DCG.

         Dividend Capital Investments: The Sub-Adviser was formed as an affiliate of DCG in 2003 and is a registered investment adviser under the Investment Advisers Act. As of March 31, 2007, the Sub-Adviser managed approximately $1.16 billion in total real estate securities, including the following product lines:

         o    Dividend Capital Realty Income Allocation Fund (NYSE:DCA):
              Dividend Capital Realty Income Allocation Fund ("DCRIAF") is a non-diversified, closed-end mutual fund that invests in the common stock, preferred stock and debt securities of companies primarily engaged in the real estate industry, including REITs. As of March 31, 2007, DCRIAF had raised over $205 million pursuant to its initial public offering and held securities with a market value of approximately $298 million. From inception in February 2005 through March 31, 2007, DCRIAF has produced an annualized return to investors of 12.63% after fees and expenses.(2), (3)

         o Dividend Capital Realty Income Fund--Growth Composite and Dividend Capital Realty Income Fund--Income Composite: Dividend Capital Realty Income Fund--Growth Composite ("DCRIF Growth") and Dividend Capital Realty Income Fund--Income Composite ("DCRIF Income") are the growth and income composites, respectively, of Dividend Capital Realty Income Fund (Corporate Symbol: DCRAX), an open-end mutual fund that invests at least 80% of its net assets in securities of companies primarily engaged in the real estate industry, including REITs. From inception in December 2003 through March 31, 2007, DCRAX had raised a total of approximately $76.7 million and held securities with a market value of approximately $49.6 million, and provided investors 1-year and 3-year annualized returns of 12.43% and 13.59%, respectively, after fees and expenses.(4), (5)

         Dividend Capital Exchange: Dividend Capital Exchange ("DCX") represents a series of investments through which tenancy-in-common interests are purchased primarily by accredited investors who have received a private placement memorandum pursuant to Regulation D of the Securities Act. As of March 31, 2007, DCX had

--------------------

(1) Past performance is not indicative of future results and there can be no assurances that the Fund will achieve comparable results. DCT's annualized total return assumes an investment in DCT at the midpoint of its overall equity offering of 02/28/05, a weighted average share price of $10.32 / share and a liquidation of those shares at the closing price of the company's IPO on 12/13/06.

(2) Past performance is not indicative of future results, and there can be no assurances that the Fund will achieve comparable results. Represents NAV performance. Since inception, DCRIAF's annualized market price performance was 10.80%.

(3) Results obtained by investing in public securities may not be comparable to performance to be expected from investing directly in real estate.

(4) Past performance is not indicative of future results, and there can be no assurances that the Fund will achieve comparable results. Moreover, results obtained by investing in public securities may not be comparable to performance to be expected from investing directly in real estate.

(5) Represents annualized A-share return.

raised a total of approximately $330.7 million in connection with a series of privately placed offerings involving a total of 33 industrial buildings.

         Dividend Capital Total Realty Trust: Dividend Capital Total Realty Trust ("TRT") is a U.S.-based real estate investment trust that acquires, owns and manages a diversified portfolio of real property assets and real estate securities. As of March 31, 2007, TRT had raised approximately $711.9 million in equity capital in conjunction with its first public offering. As of March 31, 2007, TRT's portfolio included approximately $450.6 million of real property assets and approximately $259.6 million of real estate related securities.

         Dividend Capital Securities: Dividend Capital Securities LLC ("DCS"), DCG's affiliated NASD-licensed securities broker-dealer facilitates the distribution of certain Dividend Capital-branded real estate investment products. DCS has successfully built a leading securities distribution organization comprising a team of over 40 highly experienced sales and marketing professionals. Between January 2003 and March 2007, DCS raised approximately $3.1 billion of capital.

         American Real Estate Investment Corp. (formerly known as Keystone Property Trust, NYSE: KTR): American Real Estate Investment Corp. ("AREIC") raised approximately $93.2 million of equity capital (including $10.7 million in its initial public offering in 1993 and $82.5 million in connection with the acquisition of real estate) from over 130 investors and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Between 1993 and 1997, when several principals of affiliates of DCG operated Keystone as CEO and as Chairman, AREIC purchased 21 real estate projects consisting of industrial properties (comprising 25% of the total amount of AREIC's projects), multifamily properties (comprising 36% of the total amount of the AREIC's projects), office properties (comprising 28% of the total amount of the AREIC's projects) and retail properties (comprising 11% of the total amount of the AREIC's projects).

         Product lines of Black Creek Group ("Black Creek"), an affiliate of DCG and its affiliates include the following institutional real estate private equity funds:

         Corporate Properties of the Americas: In 1996, Black Creek affiliates, together with Equity International Properties ("EIP"), co-founded and financed Corporate Properties of the Americas ("CPA") to take advantage of the increased sophistication of the Mexican logistics and distribution industry. During the period of Black Creek's sponsorship and management of CPA prior to the sale of its interest in 2005, CPA evolved into a leading, fully-integrated industrial real estate company focused on acquiring and developing institutional-quality industrial properties throughout Mexico. Under Black Creek's management, CPA developed or acquired over $560 million of assets, representing approximately 12 million square feet of industrial real estate. During the same period, CPA raised equity capital from over 20 direct and indirect institutional investors. In September 2005, Black Creek and EIP closed on the sale of their interests in CPA to a large pension fund, generating a realized gross IRR in excess of 37%, and a weighted average multiple on invested equity of 2.8x, in each case after fees and expenses.(6)

         Mexico Retail Properties: The insight and experience gained through the sponsorship of CPA positioned Black Creek and its affiliates to effectively invest in other real estate opportunities in Mexico. In 2001, an affiliate of Black Creek and EIP co-sponsored Mexico Retail Property ("MRP") to capitalize on the evolving nature of Mexico's retail shopping landscape. Since the mid-1990s, many of the largest U.S. retailers have begun major expansions throughout Mexico. Rising disposable incomes, increasing availability of consumer credit, stabilized currency and a growing demand for a large format U.S.-style shopping experience are driving the recent transformation within Mexico. In 2005, MRP Fund I closed with over $242 million of equity capital provided by leading financial institutions. As of March 31, 2007, MRP owned 14 shopping center projects in various stages of development, representing over $340 million of invested or committed capital. Upon completion, these 14 projects will represent over 3.4 million square feet of built space featuring tenants such as Wal-Mart(R), Home Depot(R), and Costco(R) among others.

------------------------

(6) Past performance is not indicative of future results and there can be no assurances that the Partnership will achieve comparable results. The sale of CPA involved the purchase of minority interests by an existing institutional investor. Performance data is shown on the basis of the imputed enterprise value of the entire company in connection with such purchase.

Investment Features

         The Partnership offers several compelling investment features, including:

         Attractive Investment Sector. Over approximately the last 10 years, real estate private equity has been an attractive investment alternative. During such period, real estate returns generally have outperformed returns from other asset classes and real estate private equity fund returns generally have outperformed returns from other real estate strategies. Real estate generally enjoys predictable income streams, low correlation to most other asset classes and acts as an inflation hedge. Recent and long-term strong investment results have led to increased allocations to real estate private equity funds by institutional investors. The Partnership intends to provide investors with access to a diversified portfolio of real estate private equity fund opportunities.

Ten-Year Annualized Returns by Portfolio/Index*        Annualized Returns*, **
            [GRAPHIC OMITTED]                             [GRAPHIC OMITTED]

         Fund Manager Selection. With respect to real estate private equity funds, identifying and investing with managers who have successful strategies has traditionally driven returns. There has historically been a significant difference in the returns generated by top-quartile and lower-quartile real estate funds. The Adviser and its affiliates believe their experience in identifying top-performing managers and industry relationships will give it access to top-tier real estate managers, which should provide investors with a high quality portfolio of Portfolio Funds.

         Proven Sponsorship. Since the DCG Founding Principals formed their first companies in 1990, DCG Founding Principals and their affiliates have directly and indirectly sponsored real estate platforms and projects that have developed or acquired real estate assets and real estate-related securities totaling over $6.0 billion in a diverse range of product types, including residential, retail, industrial and land both in the U.S. and Mexico. DCG and its affiliates have:

--------------------------------------------------------------
Annualized Total Return(7), (8)
--------------------------------------------------------------
Black Creek Capital(9)                            71.2%
--------------------------------------------------------------
Corporate Properties of the Americas(10)          37.8%
--------------------------------------------------------------
Development Company of the Americas(11)           16.1%
--------------------------------------------------------------
Keystone Property Trust(12)                       21.5%
--------------------------------------------------------------
DCT Industrial Trust(13)                          17.0%
--------------------------------------------------------------
Average Program Total Return(14)                  32.7%
--------------------------------------------------------------

         >> Raised approximately $4.6 billion of equity capital from various investment partners including: leading financial institutions, major state pension funds, retail investor channels and high net worth investors.

         >> A proven track record of creating and operating successful real estate businesses in the U.S., such as DCT Industrial Trust (NYSE:
              DCT), formerly known as Dividend Capital Trust, and various Black Creek Capital sponsored entities.

         >> Sponsored and operated two international real estate private equity funds: Corporate Properties of the Americas and Mexico Retail Properties.

         >> Realized average program total return for investment funds and platforms sponsored by DCG affiliates of 32.7%.

         The Partnership will seek to benefit from its access to the resources offered by DCG and its affiliates and the relationships of their professionals. DCG affiliated professionals have been involved in real estate across numerous industry groups and product types, both domestically and internationally, and have broad experience in underwriting, development, financial structuring, asset management, tax and legal structuring, and accounting.

         Experience of Portfolio Manager. The Adviser will be managed by Howard
J. Margolis who brings a unique set of real estate skills to the Partnership. Mr. Margolis has over 17 years of real estate experience, most recently serving as Senior Vice President of Investments with GIC Real Estate, one of the world's largest and leading international real estate investment firms. The Partnership will benefit from Mr. Margolis' experience

----------------------------

(7) Annualized total return is based upon equity invested and does not take into account splits between LPs and GPs (where applicable). All return figures are net of fees and expenses.

(8) Past performance is not indicative of future results and there can be no assurances that the Partnership will achieve comparable results.

(9) Annualized total return on completed real estate transactions from 1990 through the present. Annualized total return is weighted by equity invested and does not represent the combined cash flow total return.

(10) Annualized total return on equity invested from 1996 through the sale of Corporate Properties of the Americas in September 2005.

(11) Annualized total return on completed real estate transactions from 1997 through 2001. Annualized total return is weighted by equity invested and does not represent the combined cash flow total return.

(12) Represents the annualized total return received by investors in the Keystone Property Trust IPO during James Mulvihill's and Evan Zucker's tenure as Chairman and President, respectively, from November 1993 through December 1997. Assumes reinvestment of all dividends.

(13) Formerly known as Dividend Capital Trust. Annualized total return assumes an investment in DCT at the midpoint of its overall equity offering of 02/28/05, a weighted average share price of $10.32 / share and a liquidation of those shares at the closing price of the company's IPO on 12/13/06.

(14) Annualized total return on equity invested from 1996 through the sale of Corporate Properties of the Americas in September 2005.

at GIC Real Estate, where he was responsible for over $3 billion of equity investments and commitments to real estate private equity funds and joint ventures, over $1 billion of which were made in ventures outside of the U.S., including Brazil, Mexico and Europe. His experience at GIC Real Estate included the origination and structuring of joint ventures, fund investments and corporate investments with both public and private entities. In addition to having principal investing experience at GIC Real Estate, Mr. Margolis has real estate experience across many other areas of the industry including:

         >> Investment banking: Mr. Margolis worked at UBS for seven years where he had primary coverage responsibility for real estate investment trusts and real estate investment companies and was involved in a broad array of transactions including direct lending, securitizations, IPOs, secondary offerings, mergers and acquisitions, and bond and derivative transactions.

         >> Direct property acquisitions: Mr. Margolis worked for Federal Realty Investment Trust (a large retail real estate investment trust, NYSE:FRT) and City Hotels (a public hotel company based in Brussels, Belgium).

         Mr. Margolis will be assisted by a team of investment professionals who have experience in real estate market analysis and research, real estate private equity fund manager due diligence and evaluation, investment structuring, operations and finance. The Partnership believes that investors who do not have the staff or experience to invest in real estate private equity funds or who do not meet the minimum capital requirements of such funds will benefit from investing in a fund of funds managed by professionals who are not only experienced in structuring potential investments, negotiating legal documents, and sourcing, underwriting, and performing due diligence on potential real estate funds, but who also have sponsored and operated two international real estate private equity funds.

         Strength in Management and Research. The Partnership should benefit from many of the resources offered by affiliates of the Adviser and the industry knowledge of their professionals. These professionals have held senior positions at many prominent real estate companies in several different sectors, including ProLogis (industrial, NYSE:PLD), Regency Centers (retail, NYSE:REG), Archstone Smith (multifamily, NYSE:ASN), DCT Industrial (industrial, NYSE:DCT), United Dominion (multifamily, NYSE:UDR) and Simon Property Group (retail, NYSE:SPG), among others.

         Strong Industry Relationships. The professionals associated with the Adviser and its affiliates have cultivated relationships across numerous major industry groups and product types, both domestically and internationally. These relationships should provide the Partnership with a competitive advantage to source investment opportunities. Mr. Margolis worked with and invested in many real estate private equity fund opportunities during his tenure at GIC Real Estate and cultivated relationships with numerous fund managers. Other professionals at DCG affiliates have experience investing in limited partnerships and established relationships with fund managers as well. The Partnership will also seek to benefit from management's relationships with placement agents who represent many of the top tier funds. Moreover, professionals of the Adviser's affiliates have many relationships with limited partners, brokers, lenders, investment bankers and attorneys, all of whom may provide access to investment opportunities.

         International Investment Platform. Professionals of the Adviser and its affiliates have substantial experience investing both domestically, as well as internationally, and have knowledge of how to manage many of the issues intrinsic to investing globally, such as property rights, economic and political stability, and currency volatility. The Adviser believes that the discipline and broad knowledge base of its professionals will assist the Partnership in investing in superior, risk-adjusted opportunities outside of the U.S. International experience of the Adviser, its affiliates and professionals include:

         >> Mr. Margolis, who has led equity investments of over $1.0 billion in Mexico, South America and Europe;

         >> John Blumberg, Jim Mulvihill and Evan Zucker, who have led DCG affiliates in creating preeminent investment platforms in Mexico for industrial and retail opportunities (and are in the process of creating a residential investment platform in Mexico), representing over $900 million of investment experience; and

         >> Senior staff of affiliates of the Adviser, which includes Tom Wattles (ProLogis, NYSE: PLD), Charles Song (Newbridge Capital), Jim Giuliano (Simon Properties, NYSE: SPG), Greg Moran (Public Employees' Retirement Association of Colorado) and Glenn Mueller (Prudential Global Fund).

         Lead Investor Experience. The lead investor in a real estate private equity fund is typically responsible for negotiating the primary documents and setting key fund terms. The investments directed by Mr. Margolis at GIC Real Estate were typically the largest commitments in a particular venture, routinely in excess of $100 million, and he has extensive experience negotiating fund legal documents from a lead investor's position. Such experience negotiating real estate private equity fund legal documents and securing favorable terms for limited partners should benefit the Partnership, although there may be certain limitations on the Partnership's ability to negotiate favorable terms based on the relative size of anticipated Partnership investments in Portfolio Funds and restrictions under the Investment Company Act or by the Securities and Exchange Commission.

         Research Supported Investments. The Partnership will seek to benefit from third-party research provided by outside firms, as well as internal research and on-the-ground feedback from the Adviser's affiliates. The internal research will be provided by individuals with domestic and international real estate expertise and will be a resource for building investment strategy and the analysis of macro and micro statistics and trends in the real estate markets. Dr. Glenn Mueller, the Adviser's Real Estate Investment Strategist and also a Professor of Real Estate at the University of Denver, has 30 years of real estate experience and may help provide strategy oversight for the Partnership. On-the-ground feedback may be provided by the Adviser's affiliates in the field who are expected to be able to give the Partnership real-time feedback on real estate trends and cycles.

                          MANAGEMENT OF THE PARTNERSHIP

Board of Directors and Officers

         The Board is responsible for the overall management of the Partnership, including supervision of the duties performed by the General Partner. There are [__] directors of the Partnership. A majority of the directors are not "interested persons" (as defined in the Investment Company Act) of the Partnership. The name and business address of the directors and officers of the Partnership and their principal occupations and other affiliations during the past five years are set forth under "Management of the Partnership" in the Statement of Additional Information.

Investment Adviser

         The Adviser acts as the Partnership's investment advisor. The Adviser, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, is an affiliate of DCG. DCG, along with its affiliates, is a fully-integrated real estate investment management group of companies that focuses on creating and managing high-quality real estate financial products and delivering those products to both individual and institutional investors. Since the formation of companies affiliated with a DCG Founding Principal in 1990, the DCG Principals and their affiliates have sponsored the formation of a wide range of institutional real estate investment and finance businesses operating throughout North America, including public and private platform companies. From 1990 through March 31, 2007, the DCG Principals and their affiliates have developed or acquired real estate assets and real estate-related securities totaling over $6.0 billion in a diverse range of product types, including land, residential, retail, and industrial both in the U.S. and Mexico. Experienced in structuring and executing high quality transactions, DCG and its affiliates have raised approximately $4.6 billion of equity capital from various investment partners, including leading financial institutions, major state pension funds, retail investor channels and high net worth investors. Attention to detail and a commitment to being "local" have allowed DCG and its affiliates to produce consistent, attractive investment returns for its investor partners over an extended period of time.

         Management Team. The Adviser intends to use a team approach in managing the Partnership's portfolio, which it believes offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. Professionals involved in the management of the Partnership include:

>>       Principals of DCG:

         John A. Blumberg, Founding Principal and Managing Partner of DCG. John
A. Blumberg is a co-founder of Dividend Capital Group and a co-founder and managing partner of Black Creek Capital. Mr. Blumberg co-founded some of the first Black Creek affiliated entities in 1991 with James Mulvihill and Evan Zucker, and co-founded Dividend Capital Group in 2002 with Mr. Mulvihill and Mr. Zucker. As of March 31, 2007, with Mr. Mulvihill and Mr. Zucker and other affiliates, Mr. Blumberg has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately $6.0 billion of real estate assets and real estate-related securities. Mr. Blumberg has served as CEO of Mexico Retail Properties (MRP) since 2002. He was previously responsible for overseeing the activities of Black Creek Communities, a U.S.-based developer of apartment communities, and is also a co-founder of CPA. CPA was a joint venture between an affiliate of Black Creek Capital and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. CPA was sold to a leading institutional investor in September 2005. Prior to 1993, Mr. Blumberg was President of JJM Investments. Prior to that, he served in various positions with Manufacturer's Hanover Trust Company, Chemical Bank, and Chemical Real Estate, Inc.--most recently as President of Chemical Real Estate, Inc. In this capacity, Mr. Blumberg oversaw real estate investment banking, merchant banking, and loan syndications. Mr. Blumberg holds a Bachelor's degree in business from the University of North Carolina at Chapel Hill.

         James R. Mulvihill, Founding Principal and Managing Partner of DCG. James R. Mulvihill is a principal of both Dividend Capital Group and Black Creek Capital, a Denver based real estate investment firm. Mr. Mulvihill co-founded some of the first Black Creek affiliated entities in 1991 with John Blumberg and Evan Zucker and co-founded Dividend Capital Group in 2002 with Mr. Blumberg and Mr. Zucker. He was also Treasurer, Chief Financial Officer and currently serves as a director of DCT Industrial Trust (NYSE: DCT), as well as a co-founder and, until September 30, 2005, Chairman of the Board of Corporate Properties of the Americas (CPA). CPA was a joint venture between an affiliate of Black Creek Capital and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. CPA was sold to a leading institutional investor in September 2005. Mr. Mulvihill has been active in real estate acquisition, development and redevelopment activities since 1992 and as of March 31, 2007, with Mr. Blumberg, Mr. Zucker and other affiliates has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate projects with an aggregate value in excess of approximately $6.0 billion. In 1993, Mr. Mulvihill co-founded American Real Estate Investment Corp. (later known as Keystone Property Trust,
NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Mulvihill served as its Chairman and as a director from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 2001. From 1986 to 1991, Mr. Mulvihill served in various roles with Manufacturer's Hanover and subsequently Chemical Bank, most recently as Vice President of the Real Estate Banking and Investment Banking Groups, where his responsibilities included real estate syndication efforts, structured debt underwritings and leveraged buyout real estate financings. Mr. Mulvihill holds a Bachelor's degree from Stanford University in Political Science.

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         Evan H. Zucker, Founding Principal and Managing Partner of DCG. Evan H.
Zucker is a principal of both Dividend Capital Group and Black Creek Capital, a Denver based real estate investment firm. Mr. Zucker co-founded some of the first Black Creek affiliated entities in 1991 with John Blumberg and James Mulvihill and co-founded Dividend Capital Group in 2002 with Mr. Blumberg and
Mr. Mulvihill. He served as the Chief Executive Officer, President and a director of DCT Industrial Trust (NYSE: DCT) from its inception in 2002 through October 2006. Mr. Zucker is also a co-founder of CPA. CPA was a joint venture between an affiliate of Black Creek Capital and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989 and as of March 31, 2007, with Mr. Blumberg and Mr. Mulvihill, has overseen directly or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate related assets with an aggregate value in excess of approximately $6.0 billion. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp. (formerly known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004.
Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker graduated from Stanford University with a Bachelor's degree in Economics.

         Thomas G. Wattles, Managing Partner of DCG. Thomas G. Wattles is a principal of both Dividend Capital Group and Black Creek Capital, both of which he joined in February 2003. He also served as a director of DCT Industrial Trust (NYSE: DCT) from February 2003 through October 2006 and currently serves as DCT's Executive Chairman. From November 1993 to March 1997, Mr. Wattles served as Co-Chairman and Chief Investment Officer of ProLogis Trust (NYSE: PLD), and served as Chairman between March 1997 and May 1998. Mr. Wattles was a Managing Director of Security Capital Group Incorporated and was with Security Capital Group in various capacities including Chief Investment Officer from January 1991 to December 2002. Mr. Wattles is a director of Regency Centers Corporation (NYSE: REG) and chairs its Investment Committee. Mr. Wattles holds a Bachelor's degree and an MBA degree from Stanford University.

         Thomas I. Florence, Managing Partner of DCG. Mr. Florence is a managing principal of Dividend Capital Group, which he joined in June 2003. Mr. Florence also serves as President of Dividend Capital Investments. Mr. Florence has over 21 years of experience in the financial services industry with a proven track record of successfully managing and growing investment management organizations. Prior to joining DCG, he was a Managing Director at Morningstar Inc. and a member of the Executive Management Committee with oversight responsibility of the 800 person company operating in 13 countries. In addition, he founded and was President of Morningstar Investment Services, an investment advisory firm managing portfolios for the clients of investment advisors. Prior to Morningstar, he was a Senior Vice President at Pilgrim Baxter and Associates. While there, Mr. Florence was directly responsible for managing the distribution organization with over $25 billion in assets under management. Prior to Pilgrim Baxter, he was in management at Fidelity Investments. Mr. Florence earned his Bachelor's degree from the Pennsylvania State University and is a graduate of Northwestern University's Kellogg Management Institute.

>>       Portfolio Management:

         Howard J. Margolis, Portfolio Manager. Howard J. Margolis is a Managing Director of Black Creek. Mr. Margolis has 17 years of institutional real estate experience. Previously, Mr. Margolis was Senior Vice President of Investments with the Government of Singapore Investment Corporation (GIC Real Estate) for three years, one of the world's largest and leading international real estate investment firms. Mr. Margolis was primarily responsible for the origination and structuring of joint ventures, fund investments and corporate investment with both public and private entities on behalf of GIC Real Estate. Prior to joining GIC Real Estate, he was an Executive Director in the Real Estate Investment Banking group of UBS. While at UBS, Mr. Margolis was responsible for client coverage as well as advisory, mergers, bond underwritings, CMBS and credit and equity linked transactions in which UBS acted as the Lead or Co-lead manager. Prior to joining UBS, Mr. Margolis was the Director of Acquisitions for City Hotels USA, a European based public hotel company. Mr. Margolis also worked as an Acquisition Associate for Federal Realty Investment Trust and for Citicorp N.A. in the Real Estate Finance Group. Mr. Margolis holds a Bachelor's

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

degree in management from Tulane University and holds an M.B.A. from the Columbia University Graduate School of Business. Mr. Margolis is a member of NAREIT and ULI and a board member of The Kids Foundation for Developmental Disabilities.

         Glenn Mueller, Research/Strategy. Dr. Glenn Mueller is the Real Estate Investment Strategist for DCG. Dr. Mueller also is currently Professor of Real Estate at the University of Denver and is a visiting professor at Harvard University. Dr. Mueller has 30 years of real estate industry experience, including 22 years of research experience that includes real estate capital markets, real estate market cycle analysis, real estate securities analysis, portfolio and diversification analysis, seniors housing analysis and both public and private market investment strategies. In addition, he has performed specific macro- and micro-economic level analyses, both nationally and internationally, of office, industrial, apartment, retail, hotel, single-family residential and senior housing sectors. Dr. Mueller is currently the co-editor of the Journal of Real Estate Portfolio Management and he has written 68 articles that have appeared in various academic and industry publications including The Journal of Real Estate Research, Real Estate Finance, Institutional Real Estate Securities, Real Estate Review, The Journal of Real Estate Portfolio Management and Urban Land. Previously, Mueller was a professor at Johns Hopkins University and has held senior research positions at Legg Mason, Price Waterhouse, ABKB/LaSalle Investment Management, and Prudential Real Estate Investors. Mueller holds a Ph.D. in Real Estate from Georgia State University, an MBA from Babson College, and a B.S.B.A. from the University of Denver.

         Stuart E. Baldwin, Associate. Stuart E. Baldwin joined Black Creek in September 2006 as an Associate. Previously, Ms. Baldwin worked at Credit Suisse in the Real Estate Private Fund Group, helping raise private equity for real estate fund sponsors. In this role, she was responsible for performing due diligence and underwriting potential real estate private equity fund sponsors, preparing private placement memorandums and additional marketing materials, assisting in structuring term sheets and participating in legal negotiations. Ms. Baldwin holds a Bachelor's degree in biology from the University of North Carolina at Chapel Hill.

         Howard Margolis and Stuart Baldwin are collectively known as the "Portfolio Managers."

>>       Investment Committee:

         The investment committee is a committee of the Adviser and will act as the investment committee for all of the funds in the Fund Group, not just the Partnership. Members of the Investment Committee include:

         Gregory M. Moran. Gregory M. Moran joined DCG affiliate Dividend Capital Total Realty Trust in 2005 as a Vice President. Mr. Moran has been an active participant in the institutional real estate community since 1998. From December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees' Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments, and relationship management for over a dozen strategic partners and advisors of the fund. From September 1998 through December 2001, Mr. Moran worked in the Capital Markets Group at Sonnenblick-Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor in Business Administration and Master in Professional Accounting at the University of Texas at Austin - McCombs School of Business and is also a CFA Charterholder.

         Charles Song. Charles Song joined the Sub-Adviser affiliate DCI in 2003 as a Managing Director and Senior Portfolio Manager. Mr. Song serves in various capacities for the real estate and fixed income portfolios managed by Dividend Capital Investments, including serving as Co-Portfolio Manager to the Dividend Capital Realty Income Allocation Fund, a closed-end mutual fund and Dividend Capital Realty Income Fund, an open-end mutual fund. His primary responsibilities include executing portfolio management and trading decisions for the funds' REIT equity and fixed income securities. Prior to joining DCG, Mr. Song was a consultant for Newbridge Capital and served as an independent advisor on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song's experience includes co-founding Novalis Ventures, an investment fund focused on early stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. While at Lehman, Mr. Song participated in structuring more than 65 asset-backed securitizations, representing more than $40 billion of new issues. He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), the Commercial Mortgage Securities Association (CMSA), and the Cornell University Real Estate Council. Mr. Song holds a bachelor's degree from Cornell University.

         James R. Giuliano III. James R. Giuliano III joined DCG and Black Creek in May 2006 as its Chief Operating and Financial Officer and has more than 20 years experience in the real estate industry. Prior to joining DCG, Mr. Giuliano served as executive vice president and chief financial officer of Empire Companies, an Ontario, California-based company involved in diverse real estate activities including land development, master planned communities and multifamily and retail development and operations. Previous to that, he was president and chief executive officer of MerchantWired LLC, based in Indianapolis, Indiana, which provided technology solutions to customers in the national retail real estate industry. Mr. Giuliano also served as principal financial officer for operations of Simon Property Group (NYSE: SPG), one of the nation's largest retail REITs, where he was a member of the executive management team and oversaw all financial operations for the parent company and led a financial staff of more than 200 professionals. Mr. Giuliano also held the positions of president of Simon Global Investments, a wholly owned subsidiary of Simon Property Group and chief financial officer and a member of the Board of Directors of DeBartolo Realty Corporation, a major publicly traded retail mall REIT in the U.S. where, in addition to managing the corporate finance function, he oversaw the $1.1 billion initial public offering on behalf of the company. Prior thereto, Mr. Giuliano spent ten years and became a partner in public accounting at Kenneth Leventhal & Company, where he served primarily real estate clients. Mr. Giuliano is a Certified Public Accountant and holds a bachelor's degree in accounting from Babson College.

Investment Sub-Adviser

         The Sub-Adviser acts as the Partnership's investment sub-adviser responsible for managing the Partnership's non-Portfolio Fund assets, subject to the oversight of the Adviser and the Board. The Sub-Adviser, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, is an affiliate of DCG. The Sub-Adviser is a Delaware limited liability company that was formed in July 2003 and is registered with the SEC as an investment adviser. For more information regarding the Sub-Adviser, see "Dividend Capital Group."

>>       Investment Committee:

         The Sub-Adviser intends to use a team approach in managing the Partnership's non-Portfolio Fund assets. The Sub-Adviser's investment committee is charged with the overall management of the Fund's portfolio, including the development and implementation of overall portfolio strategy and the day-to-day management of the non-Portfolio Fund assets. Members of the Investment Committee include:

         Dr. Glenn Mueller. See "Investment Adviser - Management Team - Portfolio Management."

         Charles Song. See "Investment Adviser - Management Team - Investment Committee."

         Amitabh Godha. Senior Vice President of Investments. Mr. Godha serves in various capacities for the real estate investment portfolios managed by the Sub-Adviser. Prior to joining the Sub-Adviser in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital-raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. In 1994, Mr. Godha began his career at Lehman Brothers in New York as an investment banking analyst in the Healthcare Group.

Mr. Godha earned his bachelor's degree in finance from Georgetown University and his MBA from The Wharton School of the University of Pennsylvania.

         Karen Kulvin. Senior Vice President of Investments. Ms. Kulvin serves in various capacities for the real estate fixed income investment portfolios managed by the Sub-Adviser. She is also Senior Vice President for Dividend Capital Total Realty Trust. Prior to joining the Sub-Adviser in 2006, Ms. Kulvin was the senior vice president in charge of asset management for Newcastle, a public REIT that buys subordinate CMBS and other real-estate related securities for CDO execution. Prior to Newcastle, she worked on the CMBS desk at Bear Stearns and also worked at LNR in various asset management capacities for 5 years. Ms. Kulvin received a bachelor's degree from Tufts University and an MBA from Boston University.

         Jeffrey Taylor, CFA. Chief Operating Officer. Mr. Taylor brings over ten years experience in investment advisor operating company functions to the Sub-Adviser. A Chartered Financial Analyst, Mr. Taylor's background includes client service, product management, operating company analysis, strategic planning and business management roles within investment advisors. Prior to joining the Sub-Adviser in 2004, he served in various positions with INVESCO Funds Group, most notably as product manager and manager of marketing and business analytics, where he was responsible for the development of the company's portfolio review and product rationalization processes, as well as strategic business analysis and planning initiatives. Mr. Taylor holds a bachelor's degree from Pennsylvania State University and an MBA from the University of Colorado at Denver.

                               INVESTMENT PROCESS

         The Adviser believes that its and its affiliates' detailed knowledge of, and experience in, multiple real estate sectors and product types as well as its longstanding relationships with many existing top-tier fund managers make it well-positioned to create value throughout each of the following phases of the investment process:

                                [GRAPHIC OMITTED]

         Strategic Analysis. The Adviser intends to use research on both a macro and micro level to determine the optimal mix of investment strategies, geography and sectors to target. The Adviser believes that it has an advantage by having access to internal real estate research generated by its affiliates as well as on-the-ground real estate feedback. The ability to analyze economic, political and capital markets around the world could be a key competitive advantage. By regularly evaluating macro and micro economic trends and modifying the fund's target portfolio if needed, the Adviser believes it may achieve superior risk-adjusted returns for its investors while mitigating downside risk.

         Proactive Sourcing. The Adviser intends to use the established relationships of its affiliates with fund managers and placement agents to help determine the best Portfolio Funds in which to invest. In addition to the funds that will be in the marketing phase during the Commitment Period, management of DCG believes it has a favorable reputation with fund managers from past investment experience in real estate private equity funds which may provide separate joint venture opportunities or co-investment opportunities that are too large for the related Portfolio Fund.

         Intensive Due Diligence and Approval Process. The experience of the Adviser's and its affiliates' professionals investing in real estate private equity funds and their industry contacts is expected to benefit the Partnership during the due diligence phase and analysis of each potential investment. The Adviser intends to have an extensive process in place to analyze and underwrite potential investments. The process will be structured to handle a substantial volume of transactions effectively, and is intended to utilize best practices from the different backgrounds of the team members. The Adviser will hold regularly scheduled meetings (for administrative coordination and for deal/pipeline updates) as well as ad hoc meetings for high priority issues.

         Portfolio Construction. The Adviser is responsible for determining the appropriate amount of exposure to take in any specific category of risk, asset type, structure or geography. As investments are approved, the portfolio construction will be continually evaluated, and exposure to different strategies, asset types, structure or geography will be reassessed. Given that fund managers typically raise a new fund about every three years and the outlook for a strategy can change dramatically over that period of time, the Adviser will not rely solely on reinvesting with fund managers that the DCG and its affiliates have invested with in the past but will continue to evaluate each opportunity in the context of the current investment environment. The portfolio construction function is a critical piece in determining the success of the portfolio of investments.

         Negotiation/Close. The terms of an investment in a real estate private equity fund have a material impact on the eventual returns to the investors and can vary dramatically. Given the Adviser's and its affiliates' experience as fund managers, as well as Mr. Margolis' previous position as a lead investor, the Adviser believes that it has the expertise to evaluate and negotiate favorable terms for investors.

         Asset Management. As part of the investment and management process, the Adviser will monitor the performance of the Partnership's investments. The Adviser will be in contact with the fund managers regularly, will attend investor meetings and will review reporting statements from each of the Portfolio Funds.

Investment Management Agreements

         Under its investment management agreement with the Partnership (the "Investment Management Agreement"), the Adviser will furnish an investment program for the Partnership portfolio, make the day-to-day investment decisions for the Partnership and generally manage the Partnership's investments in accordance with the Partnership's investment objectives and policies, subject to the general supervision of the Board. The management of the non-Portfolio Fund investments of the Partnership is delegated to the Sub-Adviser pursuant to a investment management sub-agreement (the "Investment Management Sub-Agreement") with the Partnership and Adviser.

         The Adviser also provides persons satisfactory to the Board to serve as officers of the Partnership, and the Partnership may compensate such officers, or reimburse the Adviser for compensation of such officers, in the discretion of the Board. Such officers, as well as certain other employees and members of the Board, may be directors, officers or employees of the Adviser, the Sub-Adviser, or their affiliates.

         In addition, with the approval of the Board, including a majority of the independent directors, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Partnership operations (other than the provision of services required under the Investment Management Agreement) of all personnel employed by the Adviser or Sub-Adviser who devote a significant amount of time to Partnership operations may be reimbursed, at cost, to the Adviser by the Partnership. The Adviser and Sub-Adviser currently anticipate that they may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Partnership, subject to the approval of the Board, including a majority of the independent directors.

         For its services under the Investment Management Agreement, the Partnership has agreed to pay the Adviser an advisory fee at an annual rate equal to 1.35% of the Partnership's aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, 1.35% of the Partnership's total assets (excluding any Financial Leverage). The Adviser will pay a portion of its fee to the Sub-Adviser for the management of the Partnership's non-Portfolio Fund investments according to a schedule.

Administration

         With the approval of the Board, the Partnership has entered into an Administration Agreement with the Adviser (the "Administration Agreement"). Under the Administration Agreement, the Adviser is responsible for managing the general business affairs of the Partnership and performs, or causes to be performed, certain administrative functions for the Partnership. For these services, the Partnership has agreed to pay the Adviser an administration fee (the "Administration Fee") at an annual rate equal to 0.10% of the Partnerships' aggregate Commitments during the Commitment Period and, for the period following the Commitment Period, 0.10% of the Partnership's total assets (excluding any Financial Leverage).

Partnership Fees and Expenses

         In addition to the Advisory Fee and Administration Fee paid to the Adviser, the Partnership pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Adviser), custodian expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing unitholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any, and all other expenses that are not specifically assumed by the Adviser under the Investment Management Agreement.

         The Partnership may have employees and/or may rely solely on the employees of the Adviser, the Sub-Adviser, or their affiliates. The Partnership will pay all ordinary operating expenses of the Partnership for salaries (which includes the pro rata salaries of employees in support departments such as accounting, legal, information technology, etc.), rent and similar overhead expenses, including costs incurred (i) in the maintenance of the Partnership offices and (ii) in connection with the investigation of investment and disposition opportunities for the Partnership and monitoring of the Partnership's investments (to the extent not reimbursed by a portfolio investment). In addition, the Partnership will bear expenses related to its activities including, without limitation, the evaluation, acquisition, ownership, sale, hedging or financing of any potential investment, taxes, fees of auditors and counsel, expenses of the investment advisory board and annual meetings, insurance, travel, litigation and indemnification expenses, administrative expenses and, subject to the approval of the Board, any extraordinary expenses.

                                 NET ASSET VALUE

         The Partnership will compute its net asset value at least twice annually and in connection with each sale of Units. The Partnership's net asset value of the units will be computed based upon the value of the Partnership's portfolio securities and other assets. The Partnership calculates net asset value per unit by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Partnership (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding units of the Partnership. Net asset value per unit will be rounded up or down to the nearest cent.

         The assets of the Partnership will be valued by the Partnership following valuation guidelines established and periodically reviewed by the Partnership's Board. Under the valuation guidelines, interests in Portfolio Funds and other securities for which reliable market quotes are readily available generally will be valued at the mean of such bid and ask quotes. All other interests in Portfolio Funds, securities and assets of the Partnership will be valued at fair value in good faith following procedures established by the Partnership's Board. In general, these procedures provide that the value of any interests held by the Partnership in a Portfolio Fund for which reliable market quotes are not readily available (which is expected to include substantially all of such interests expected to be purchased by the Partnership) will be valued in accordance with the terms and conditions of the respective partnership agreement, investment management agreement or similar agreement governing each investment partnership, managed account or other pooled investment vehicle in which the Partnership invests. The Partnership may rely solely on the valuations provided by Portfolio Funds with respect to the investments such Portfolio Funds have made. Generally, Portfolio Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly or less frequently. The value of the Partnership's interest in a Portfolio Fund on days other than those that such value is provided by the Portfolio Fund will be valued by the Partnership at their fair value, pursuant to procedures established and periodically reviewed by the Partnership's Board. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Portfolio Funds may be subject to subsequent adjustments by the Partnership to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Partnership. Year-end net capital calculations are audited by the Partnership's independent auditors and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Portfolio Funds.

                                  DISTRIBUTIONS

         In general, the Partners will receive distributions in the following order of priority:

         >> 100% to the Partners, on a pro rata basis, until they receive distributions equal to their capital contributions plus a 9% per annum annually compounded cumulative return (the "Preferred Return") thereon; then

         >> 50% to the Partners, on a pro rata basis, and 50% to the General Partner as a "catch-up" until the General Partner has received 5% of the total profits distributed pursuant to this paragraph and to satisfy the Preferred Return; then

         >> 95% to all Partners, on a pro rata basis, and 5% to the General Partner.

         During the Commitment Period, the General Partner on behalf of the Partnership, may retain net proceeds from the disposition of investments in Portfolio Funds equal to the aggregate amount of: (a) previously paid Advisory Fees, and (b) all organizational expenses borne by the Partnership, and may use such amounts either for reinvestment in Portfolio Funds or to pay Advisory Fees or other expense obligations of the Partnership, in the amounts necessary to ensure that 100% of the aggregate commitments of all Partners is available to invest in Portfolio Funds. Following the Commitment Period, such retained amounts, along with any cash from commitments that has not been invested in Portfolio Funds, may be used only to (i) pay expenses and obligations of the Partnership, including amounts owing or which may become due under any existing credit facility and Advisory Fees; and (ii) complete investments by the Partnership in transactions which were in process as of the end of the Commitment Period.

         Commencing with the Partnership's initial distribution, the Partnership intends to make regular quarterly distributions of all or a portion of its available net income to the Partners. In addition, the Partnership will distribute net cash proceeds from the disposition of Portfolio Fund investments, together with any dividends or interest income earned from such investments, within 90 days of realization, except for reasonable reserves to meet Partnership obligations and except as set forth above.

         Distributions may only take the form of cash or marketable securities.

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

         In light of the Partnership's investment policies, the Partnership anticipates that the Investment Company Act will require it to accompany each periodic distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Partnership will indicate annually the proportion of its capital gains distributions that constitute long-term and short-term gains for tax purposes.

                              DESCRIPTION OF UNITS

         The Partnership is a limited partnership organized under the laws of Delaware pursuant to an Agreement of Limited Partnership, dated as of ____________, 2007. The sole general partner of the Partnership is the General Partner. The Partnership is authorized to issue units of beneficial interest representing limited partnership interests. Each unit has one vote and all units are equal as to distributions, assets and voting privileges with no conversion, preemptive or other subscription rights. The Partnership will send annual and semi-annual reports, including financial statements, to all holders of its units.

         The Partnership has no present intention of conducting offerings of additional units after the Final Closing. Any additional offerings of units will require approval by the Partnership's Board and will be subject to the requirements of the Investment Company Act, which provides that units may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of units or with the consent of a majority of the Partnership's outstanding voting securities.

         The Partnership anticipates that its units will be not be listed on any exchange.

         The initial closing will occur as soon as practicable on a date selected by the General Partner, in its sole discretion, provided that the Partnership has received aggregate commitments of not less than $40 million. The General Partner reserves the right, in its sole discretion, to establish the Partnership with a lower minimum amount of commitments, and with staged closings for subsequent commitments, the last of which to occur is referred to as the "Final Closing" and which shall occur no later than the first anniversary of the initial closing.

         The term of the Partnership will be eight years from the Final Closing, but, in the sole discretion of the General Partner, may be extended for up to a maximum of two consecutive one-year periods in order to permit orderly dissolution. At liquidation, the Partnership will only distribute cash and marketable securities. Although it is unlikely, the Partnership may receive in-kind distributions from Portfolio Funds. Certain risks pertain to the obligation of the Partnership to liquidate any in-kind distributions in order to allow the Partnership to distribute only cash and marketable securities. See "Risks--Investments Longer than Term."

         Unless consented to by at least two-thirds in interest of the Partners (excluding the General Partner and its affiliates) of each of the Partnership and each other member of the Fund Group, none of the General Partner, the Adviser, the Sub-Adviser, or any of their affiliates affiliate will act as general partner, manager or the primary source of transactions on behalf of another real estate fund of funds with objectives substantially similar to those of the Fund Group (it being understood that a fund of funds designed to invest primarily in a single country or a single sector or industry shall not be deemed to have the same or substantially similar objectives as the Fund Group) until the "Exclusivity Expiration Date." The Exclusivity Expiration Date shall be the earlier of: (i) the end of the Commitment Period and (ii) such time as at least 80% of the commitments have been invested in Portfolio Funds or committed for investment in Portfolio Funds (other than amounts reserved for reasonably anticipated expenses of the Partnership and Advisory Fees).

         Commitments will be drawn down in full at each closing and invested in short-term investments, as described above, until such time as such funds are invested in Portfolio Funds. Any Partner admitted at any closing subsequent to the initial closing will be required to pay to the Partnership as part of its commitment: (a) interest at 9% compounded annually on Advisory Fees retroactive to the initial closing; (b) interest at 9% compounded annually on their proportionate share of organizational and other expenses attributable to the Partnership; and (c)

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

interest at 9% compounded annually on their proportionate share of the original cost of any portfolio investment made prior to such drawdown. Any amounts paid to the Partnership under (a) above will be paid to the Adviser. Any amounts paid to the Partnership under (b) and (c) above will be distributed to the pre-existing Partners as appropriate.

                     CLOSED-END INVESTMENT COMPANY STRUCTURE

         The Partnership is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that mutual funds generally offer new units on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The following is a discussion of certain U.S. federal income tax considerations to U.S. persons who purchase units in the offering. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the "Service") and judicial decisions, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. The discussion does not purport to describe all of the U.S. federal income tax considerations applicable to the Partnership or that may be relevant to a particular investor in view of such investor's particular circumstances and, except to the extent provided below, is not directed to investors subject to special treatment under U.S. federal income tax laws, such as banks, dealers in securities, insurance companies, tax-exempt entities and non-U.S. persons. In addition, this discussion does not discuss any aspect of state, local or foreign tax law and assumes that investors will hold their interests in the Partnership as capital assets within the meaning of
Section 1221 of the Code.

         The tax treatment of partners in a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) that is an investor in the Partnership generally depends on the status of the partner, rather than the Partnership, and is not specifically addressed herein.

         No advance rulings have been or will be sought from the Service regarding any matter discussed herein, and counsel to the Partnership has not rendered any opinion with respect to any of the U.S. federal income tax considerations relating to the Partnership or an investment therein. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, prospective investors are urged to consult their tax advisors to determine the U.S. federal income tax consequences to them of acquiring, holding and disposing of units in the Partnership, as well as the effects of the state, local and non-U.S. tax laws.

         It is generally expected that a number of the U.S.-based Portfolio Funds in which the Partnership invests will be treated as partnerships for U.S. federal income tax purposes, although as the Partnership has not yet made any investments, there is no guaranty that that will be the case. Consequently, the Partnership's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Partnership's investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds. Because the exact nature of the Portfolio Funds' investments is not known at this time, it is not possible to address the specific tax consequences of the Partnership's investments. Accordingly, the following discussion is intended as a general guide only.

         For purposes of the following discussion, a U.S. person is a person who is or that is (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. A "non-U.S. person" is a person who is not a U.S. person.

         Classification of the Partnership: The Partnership believes that under present law it will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. If, however, for any reason the Partnership or the Portfolio Funds in which the Partnership invests (that are intended to be treated as partnerships for U.S. federal income tax purposes) were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the investors would result. A partnership (such as the Partnership) that has registered under the Investment Company Act would be treated as a corporation for U.S. federal income tax purposes if it were a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose. In addition, the Partnership agreement imposes significant restrictions on transfers of units. The discussion below assumes that the Partnership and the Portfolio Funds in which the Partnership invests will be treated, for U.S. federal income tax purposes, as a partnership.

         For a further discussion of U.S. federal income tax considerations, prospective investors should refer to the Statement of Additional Information.

                              PLAN OF DISTRIBUTION

         The Partnership is offering up to [____________] units of the Partnership on a continuous basis during the Offering Period and units will be offered at the Partnership's current net asset value per unit plus any applicable sales load. Dividend Capital Securities LLC (the "Distributor"), an affiliate of DCG, acts as the distributor of the Units on a best efforts basis, subject to various conditions. The Distributor has entered into selected dealer agreements with various brokers and dealers ("Selling Agents") that have agreed to participate in the distribution of the Units.

         Generally, the minimum required initial purchase by each investor is $[ ]. Please note that a Selling Agent may establish higher minimum investment requirements than the Partnership. Closings for purchases of Units generally will be on the first business day of each month during the Offering Period. Net asset value per Unit is determined by dividing the value of the Partnership's portfolio investments, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of Units outstanding. No arrangements have been made to place funds received in connection with the Units' offering in an escrow, trust or similar arrangement. It is the obligation of Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

         Units may be purchased only from a Selling Agent or through the Distributor. To make an investment in the Partnership, a prospective investor must open a brokerage account (an "Account") with a Selling Agent or the Distributor. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Units are not available in certificated form.

                               SALES COMPENSATION

         The Distributor acts as the principal underwriter of the Units pursuant to a written agreement (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Units through Selling Agents on a continuous basis during the Offering Period. The Distributor's obligation is an agency or "best efforts" arrangement under which neither the Distributor nor any Selling Agent is required to purchase any Units. The Distribution Agreement provides that it will terminate without penalty by either party on 60 days written notice and automatically at the end of the Offering Period.

         Investors purchasing Units may be charged a sales load of up to 1% of the amount of the investor's purchase. The sales charge will be deducted from the investor's account and paid to the Distributor. The Distributor may pay all or a portion of the 1% commission to the Selling Agent responsible for selling Units to the investor. Purchases made through a Selling Agent may involve additional fees charged by the Selling Agent. Sales personnel of the Distributor and the Selling Agents will be entitled to receive compensation for selling Units.

         The Adviser or an affiliate of the Adviser may pay compensation (out of their own funds and not as an expense of the Partnership) to the Distributor and Selling Agents in connection with the sale of Units or the provision of services to owners of Units up to an amount equal to 0.35% of the sales price of the Units sold or serviced by the Distributor or the Selling Agent. This compensation may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Units over other investment options. The amounts of any such payments may vary among the Distributor and the Selling Agents. Any such payments will not change the net asset value of the Units.

         Selling Agents may form investment or "feeder" funds through which their clients may invest in the Partnership. The Selling Agents may charge fees and expenses in connection with the formation and ongoing servicing of any such feeder funds.

         In addition to the commissions described above, the Distributor may from time to time implement programs under which a Selling Agent or its sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to Selling Agents that sponsor sales contests or recognition programs conforming to criteria established by the Distributor and amount not exceeding the total applicable sales charge on the sales generated by the Selling Agent at the public offering price during the program. Also, the Distributor, in its discretion from time to time and pursuant to objective criteria established by the Distributor, pay fees to and sponsor business seminars for qualifying Selling Agents for certain services or activities which are primarily intended to result in sales of Units. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

         The Partnership has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, except for any liability to the Partnership or the Unitholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Partnership.

         The Adviser and the Distributor reserve the right to reject or limit any order to purchase Units. The Partnership also reserves the right to suspend sales of Units due to conditions in the securities markets or for other reasons.

         The Distributor's principal place of business is 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202.

                                    CUSTODIAN

         The custodian of the assets of the Partnership will be __________________. The Custodian will perform custodial, fund accounting and portfolio accounting services.

                INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS

         Units of the Partnership may be sold only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Investment Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include persons who have at least $750,000 under the Adviser's management, including any amount invested in the Partnership, and certain knowledgeable employees who participate in the Adviser's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." Your broker or dealer will require you to complete and sign an investor certification before you may invest. The form of investor certification that you will be asked to sign is included as Appendix A to this prospectus.

         A Partner may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the General Partner. The units are designed for long-term investors, and investors should not purchase units of the Partnership if they do not intend to hold them for the term of the partnership.

                                  LEGAL MATTERS

         Certain legal matters in connection with the units will be passed upon for the Partnership by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New
York [and for the distributors by         ].

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                      -------
Investment Restrictions..........................................      S-1
Investment Objectives and Policies...............................      S-2
Management of the Partnership....................................      S-12
Portfolio Managers...............................................      S-16
Portfolio Transactions and Brokerage.............................      S-17
Proxy Voting Policies and Procedures.............................      S-19
Leverage.........................................................      S-19
Taxation.........................................................      S-20
Counsel and Independent Registered Public Accounting Firm........      S-24
Report of Independent Registered Public Accounting Firm..........      FS-1
Financial Statements for the Partnership.........................      FS-2

                                                                      APPENDIX A

                         FORM OF INVESTOR CERTIFICATION


                   GLOBAL REAL ESTATE FUND OF FUNDS I-A, L.P.


                             INVESTOR CERTIFICATION

To:  [Name of broker or dealer making sale]

         In connection with my intended purchase of ____________________ units (the "Units") of Global Real Estate Fund of Funds I-A, L.P. (the "Partnership") for a total purchase price of $______________, I hereby certify that I am a "qualified client," as such term is defined in Rule 205-3(d)(1) of the Investment Advisors Act of 1940, meaning that (please initial each applicable item):

                  ____ at the time I sign this certification, I have at least $750,000 under the management of Dividend Capital Global Advisors LLC(the "Adviser"), including any amount that I propose to invest in the Partnership; or

                  ____ I have a net worth (together with assets held jointly with my spouse, if any) of more than $1,500,000 at the time of entering into the agreement to purchase the Units;

I will produce evidence to support the foregoing certification upon request.

         In addition, I hereby confirm that I understand and agree to the following conditions to my ownership and transfer of the Units:

                  (a) my Units may be held only through a broker or dealer that has entered into a broker-dealer agreement with Dividend Capital Securities LLC (the "Distributor") or the Partnership; and

                  (b) I may not transfer the Units without the consent of the General Partner of the Partnership and if permitted by the General Partner, only to a person who is a qualified client as defined above, who agrees to hold his or her Units through a broker or dealer that has entered into a broker-dealer agreement with the Distributor or the Partnership, and who agrees to provide a similar Investor Certification.

         I confirm that I have received, read and understand the Prospectus of the Fund, and I understand the risks associated with this investment.





Dated:  _________________, 2007


                                             ----------------------------------
                                             Name:

                                    [     ], 2007

================================================================================

                   Global Real Estate Fund of Funds I-A, L.P.
                           __________________________
                       Statement of Additional Information

         Global Real Estate Fund of Funds I-A, L.P. (the "Partnership") is a newly organized, non-diversified, closed-end management investment company. The Partnership's investment objective is to seek capital appreciation. Under normal market conditions, the Partnership will seek to achieve its objective by investing in a diversified real estate portfolio using a "fund of funds" structure. A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying real estate private equity funds managed by third party managers that, in the view of Dividend Capital Global Advisors LLC, the investment adviser (the "Adviser"), exhibit, or have potential for, superior performance. There can be no assurance that the Partnership's investment objective will be achieved.

         The Partnership is offering _____________ units of limited partnership interest (each a "unit"), subject to the terms as set forth in the prospectus for the Partnership, dated ____________, 2007 (the "Prospectus"). Each holder of a unit is referred to herein as a "Partner" or a "unitholder."

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus. Investors should obtain and read the Prospectus prior to purchasing units. A copy of the Prospectus may be obtained, without charge, by calling the Partnership at ( ) ___-____.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                           -----
Investment Restrictions..................................................   S-1
Investment Objectives and Policies.......................................   S-2
Management of the Partnership............................................   S-12
Portfolio Managers.......................................................   S-16
Portfolio Transactions and Brokerage.....................................   S-17
Proxy Voting Policies and Procedures.....................................   S-19
Leverage.................................................................   S-19
Taxation.................................................................   S-20
Counsel and Independent Registered Public Accounting Firm................   S-24
Report of Independent Registered Public Accounting Firm..................   FS-1
Financial Statements for the Partnership.................................   FS-2




          This Statement of Additional Information is dated [ ], 2007.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

         The investment objective and the general investment policies and investment techniques of the Partnership are described in the Prospectus. The Partnership has also adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Partnership, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a matter of fundamental policy, the Partnership may not:

         (1)______Issue senior securities or borrow money except to the extent permitted by the Investment Company Act; provided that, notwithstanding the foregoing, the Partnership may borrow up to an additional 5% of its total assets for temporary or emergency purposes.

         (2) _____Act as an underwriter of securities of other issuers, except to the extent that the Partnership might be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of securities;

         (3) _____Purchase or sell real estate, except that the Partnership may invest in securities of real estate companies, including, but not limited to, real estate investment trusts ("REITs"), securities secured by real estate or interests therein (including commercial mortgage-backed securities ("CMBS") and commercial mortgages) and funds that invest in real estate, and the Partnership may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Partnership's ownership of such securities;

         (4) _____Make loans, except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, commercial mortgage-backed securities ("CMBS"), commercial real estate collateralized debt obligations ("CRE CDOs"), commercial mortgage loan participations or assignments, or other securities; or

         (5) _____Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Partnership will invest greater than 25% of its total assets in securities of companies in the real estate industry.

Non-Fundamental Policies and Restrictions

         In addition to the fundamental investment restrictions described above and the various general investment policies described in the Prospectus and elsewhere in this Statement of Additional Information, the Partnership will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors of the Partnership (the "Board") without Partner approval:

         (1)______Invest in securities of registered investment companies, except that the Partnership may (a) acquire securities of registered investment companies up to the limits permitted by Section 12(d)(1) of the Investment Company Act or any exemption granted under the Investment Company Act and (b) acquire securities of any registered investment company as part of a merger, consolidation, or similar transaction;

         (2)______Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Partnership may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities;

         (3)______Purchase securities on margin, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC;

         (4)______Engage in short sales except as permitted by the Investment Company Act or any rule thereunder, any SEC or

SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC; or

         (5)______Change its policy on investing its net assets (plus the amount of any borrowings for investment purposes) in securities of companies principally engaged in the real estate industry or investing in the real estate industry, without notifying unitholders at least 60 days prior to the change.

         In applying its fundamental and non-fundamental investment policies and restrictions, except with respect to the Partnership's investment restrictions concerning the issuance of senior securities or borrowing, percentage restrictions on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Partnership's assets will not be considered a violation of the restriction.

                        INVESTMENT OBJECTIVE AND POLICIES

         The following information supplements the discussion of the Partnership's investment objective, policies and strategies that are described in the prospectus. Except as otherwise provided, the Partnership's investment policies are not fundamental and may be changed by the Board without the approval of the unitholders.

         While the Partnership intends to invest all or substantially all of its capital in preferred and common equity securities (collectively, "Targeted Investment"), including partnership and membership interests, representing interests in, and joint ventures and co-investments with, U.S.-related and global real estate private equity funds ("Portfolio Funds"), the Partnership may, except as otherwise provided, invest in the following types of securities and instruments without limit.

Cash Equivalents and Short-Term Debt Securities

         During temporary defensive periods or in order to keep the Partnership's cash fully invested, including during the period prior to investment in Portfolio Funds, the Partnership may invest in cash equivalents and short-term debt securities. Cash equivalents and short-term debt securities are defined to include, without limitation, the following:

         Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Partnership may not be fully insured by the Federal Deposit Insurance Corporation.

         Repurchase Agreements. In a repurchase agreement, the Partnership purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a partnership in connection with bankruptcy proceedings), the Partnership will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

         Reverse Repurchase Agreements. The Partnership may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Partnership with an agreement by the Partnership to repurchase the securities at an agreed upon price, date and interest payment. The use by the Partnership of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage--Leverage Risks," since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Partnership enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Partnership designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Partnership; however, under circumstances in which the Partnership does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Partnership's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Partnership has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Partnership in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Partnership's obligation to repurchase the securities, and the Partnership's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Partnership would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         Commercial Paper. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         Money Market Funds. A Money market funds is a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

U.S. Government Securities

         The Partnership may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

         Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Investments in Real Estate Investment Vehicles

         The Partnership may invest in a global portfolio of real estate equity securities ("Real Estate Equity Securities") and real estate debt securities ("Real Estate Debt Securities"). Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ("REITs") or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial mortgage loan participations. With respect to Real Estate Debt Securities, the Partnership will not invest in securities rated lower than BBB-/Baa3. Information regarding securities ratings can be found in Appendix A attached to this Statement of Additional Information. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as "Real Estate Securities."

         Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs; hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

         REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

Preferred Securities

         The Partnership may invest in preferred securities issued by real estate companies, including REITs. The taxable preferred securities in which the Partnership may invest do not qualify for the dividends received deduction (the "DRD") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code") and are not expected to provide significant benefits under the rules relating to "qualified dividend income." The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from the Partnership attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

Commercial Mortgage-Backed Securities

         The Partnership may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

         The Partnership may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

         The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups

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of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Commercial Real Estate Collateralized Debt Obligations

         The Partnership may invest in commercial real estate CDOs or "CRE CDOs." A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

         The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class.

         In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Partnership invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Partnership as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Partnership may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted and Illiquid Securities

         The Partnership may invest in securities that have not been registered under the Securities Act and are not readily marketable. Generally, there will be a lapse of time between the Partnership's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Partnership may not be able to readily dispose of such securities at prices that approximate those at which the Partnership could sell such securities if they were more widely traded and, as a result of such illiquidity, the Partnership may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

         The Partnership may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Partnership pursuant to Rule 144A, the Partnership intends to treat such securities as liquid securities in accordance with procedures approved by the Partnership's Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser will monitor carefully the Partnership's investments in such securities, if any, with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional

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buyers cease purchasing restricted securities pursuant to Rule 144A, the
Partnership's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Foreign Securities

         The Partnership may invest in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

         Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions

         The Partnership may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Partnership may use currency forward contracts for any purpose consistent with its investment objectives.

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         Although the partnership does not intend to hedge against currency exchange risk, the following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Partnership. The Partnership may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

         A "settlement hedge" or "transaction hedge" is designed to protect the Partnership against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Partnership in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

         The Partnership may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Partnership owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Partnership could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Partnership may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Partnership had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Partnership to assume the risk of fluctuations in the value of the currency it purchases.

         Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Partnership's investment exposure to changes in currency exchange rates and could result in losses to the Partnership if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Partnership by selling that currency in exchange for dollars, the Partnership would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Partnership could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Partnership's exposure to a foreign currency and that currency's value declines, the Partnership will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the Partnership or that it will hedge at appropriate times.

Other Registered Investment Companies

         The Partnership may invest, to the extent permitted by the limits of
Section 12(d)(1) of the Investment Company Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in real estate-related securities of the types in which the Partnership may invest directly. As a shareholder in a registered investment company, the Partnership would bear its ratable share of that investment company's expenses and would remain subject to payment of the Partnership's advisory and other fees and expenses with respect to assets so invested. Holders of units would therefore be subject to additional expenses to the extent the Partnership invests in other registered investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Partnership is subject. As described in the Prospectus in the sections entitled "Leverage" and "Risks of the Partnership -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to Partners will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of the Partnership. In addition, to the extent the Partnership invests in other registered investment companies, the Partnership will be dependent upon the investment and research abilities of persons other than the Adviser.

Strategic Transactions and Risk Management

         The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

         Asset Coverage for Futures and Options Positions. The Partnership may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by the Partnership. To the extent the Partnership covers its commitment under such transactions by the segregation or "earmarking" of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Partnership's commitment, such a transaction will not be considered a "senior security" by the Partnership and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Partnership.

         With respect to futures contracts that are not legally required to "cash settle," the Partnership may cover the open position by setting aside or "earmarking" liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Partnership is permitted to set aside or "earmark" liquid assets in an amount equal to the Partnership's daily marked to market (net) obligation, if any, (in other words, the Partnership's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Partnership will have the ability to employ leverage to a greater extent than if the Partnership were required to segregate assets equal to the full market value of the futures contract.

         Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Partnership will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Partnership's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Partnership sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Partnership's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Partnership, the Partnership may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Partnership.

         The Partnership will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Partnership intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Partnership can commit assets to initial margin deposits and option premiums.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Partnership's current or anticipated investments exactly. The Partnership may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Partnership typically invests, which involves a risk that the options or futures position will not track the performance of the Partnership's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partnership's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Partnership may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Partnership's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require the Partnership to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Partnership's access to other assets held to cover its options or futures positions could also be impaired.

         Swap Agreements. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to the Partnership's borrowing. Depending on their structure, swap agreements may increase or decrease the Partnership's exposure to changes in long or short-term interest rates, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Partnership's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Partnership's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Partnership. If a swap agreement calls for payments by the Partnership, the Partnership must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Partnership may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Partnership will maintain appropriate liquid assets in a segregated custodial account or otherwise "earmark" liquid assets to cover its current obligations under swap agreements. If the Partnership enters into a swap agreement on a net basis, it will segregate or "earmark" assets with a daily value at least equal to the excess, if any, of the Partnership's accrued obligations under the swap agreement over the accrued amount the Partnership is entitled to receive under the agreement. If the Partnership enters into a swap agreement on other than a net basis, it will segregate or "earmark" assets with a value equal to the full amount of the Partnership's accrued obligations under the agreement.

         The Partnership may seek to gain exposure to the global real estate market by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, the Partnership will receive the dividend and the price appreciation (or depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to the Partnership's portfolio because, in addition to its net assets, the Partnership would be subject to investment exposure on the notional amount of the swap.

         The Partnership may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Partnership may be either the buyer or seller in a credit default swap transaction. If the Partnership is a buyer and no default event occurs, the Partnership will lose its investment and recover nothing. However, if a default event occurs, the Partnership (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Partnership receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Partnership had invested in the reference obligation directly.

         Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

When Issued and Forward Commitment Securities

         The Partnership may purchase securities on a "when issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Partnership will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Partnership disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Partnership enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Partnership. There is always a risk that the securities may not be delivered and that the Partnership may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Partnership as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose the Partnership to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when the Partnership is fully invested may result in greater potential fluctuation in the value of the Partnership's net assets and its net asset value per share.

                          MANAGEMENT OF THE PARTNERSHIP

The Board

         The business and affairs of the Partnership are managed under the direction of the Board. The Board approves all significant agreements between the Partnership and persons or companies furnishing services to it, including the Partnership's agreements with the Adviser, the Sub-Adviser, administrator, custodian and transfer agent.

The Directors and Officers

         The management of the Partnership's day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Partnership and to the general supervision of the Board. The business address of the Partnership, the Adviser, the Sub-Adviser, and the directors and officers is 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202.

         The following is a list of the directors of the Partnership, their age, their present position, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex ("Fund Complex"), and their other directorships.


                                                                                  Number of
                              Term of                                           Portfolios in
Name, Address, Age and       Office and            Principal Occupation         Fund Complex             Other Directorships
   Position(s) Held With      Length of       During the Past Five Years and     Overseen by      Held by Director Outside the Fund
   Registrant                Time Served            Other Affiliations            Director*                     Complex
------------------------    --------------   -------------------------------    --------------     --------------------------------
INDEPENDENT
   DIRECTORS:
[Name]                      [Term]              [Positions]                         [#]                     [Directorships]
   [Address]
   [Age]
   [Position(s)]
INTERESTED
   DIRECTORS:
[Name]                      [Term]              [Positions]                         [#]                     [Directorships]
   [Address]
   [Age]
   [Position(s)]
TO BE COMPLETED BY
   PRE-EFFECTIVE AMENDMENT


---------------------------------------

*    Includes the Partnership.

** "Interested person" of the Partnership as defined in the Investment Company Act.


         The officers of the Partnership, their age, position and principal occupations for at least the past five years are set forth below.

                                Principal Occupation During the Past Five Years
    Name and Age       Title             and Other Affiliations
------------------   ---------  -----------------------------------------------
[Name]                [Title]              [Principal Occupation]
   [Age]
TO BE COMPLETED BY
   PRE-EFFECTIVE
   AMENDMENT

Compensation of Directors and Certain Officers

         The following table sets forth estimated information regarding compensation the Partnership expects to pay Directors for the fiscal year ending [Date] and the aggregate compensation paid by the Fund Complex for the fiscal year ended [Date]. Directors who are interested persons of the Partnership, as defined in the Investment Company Act, do not receive any compensation from the Partnership or any other fund in the Fund Complex that is a U.S. registered investment company. Each of the other Directors (the "Independent Directors") is paid an annual retainer of $[ ], paid quarterly and a fee of $[ ] for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Each Independent Director is paid $[ ] for any telephonic meeting attended. In addition, the Chairman of the Board is paid an additional annual retainer of $[ ], paid quarterly. In the column headed "Total Compensation from Partnership and Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Partnership and the other fund that each Director serves in the Fund Complex. The Directors do not receive any pension or retirement benefits from the Fund Complex.


                               Estimated
                              Compensation       Total Compensation from the Partnership
Name of Board Member         from the Trust         and Fund Complex Paid to Directors
--------------------------   -------------      ----------------------------------------
[Name]....................... [$          ]                    [$          ]
TO BE COMPLETED BY
PRE-EFFECTIVE
AMENDMENT


Standing Committees

         The Partnership's Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, which are composed of all of the Independent Directors.

         Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of the Partnership's accounting and financial reporting process and its internal controls, including assistance with the Board's oversight of the integrity of the Partnership's financial statements, the Partnership's compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Partnership's independent auditors, and the performance of the Partnership's internal control systems. The members of the Audit Committee are [ ].

         Nominating and Governance Committee. The main functions of the Nominating and Governance Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Director nominees for the future board elections and to set any necessary standards or qualifications for service on the Board. The Nominating and Governance Committee will also review Partner correspondence to the Board, review Directors' compensation and recommend Independent Director counsel and Partnership legal counsel. The Nominating and Governance Committee will consider nominees properly recommended by the Partners. Partners who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Partnership's Secretary. The members of the Nominating and Governance Committee are [ ].

         The Board also has a Valuation Committee, whose main function is to assist the Board in its oversight of the Adviser's and Sub-Adviser's valuation of the Partnership's portfolio securities. In instances in which the valuation procedures of the Partnership require action by the Board, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board.

         As the Partnership is a recently organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

Director Holdings in the Partnership and Fund Complex

         The following table provides information concerning the dollar range of the Partnership's units owned by each Director and the aggregate dollar range of securities owned in the Fund Complex.


                                                                      Aggregate Dollar Range of Equity Securities
                                  Dollar Range of Equity                 Overseen by Trustees in the Family of
Name of Trustee                Securities in the Partnership                Registered Investment Companies
---------------------------    ----------------------------          ----------------------------------------------
[Name].....................        [$          ]                                   [$          ]
TO BE COMPLETED BY
PRE-EFFECTIVE
AMENDMENT


         No Independent Director, and no immediate family members of the Independent Directors, own any securities issued by the Partnership, or any person or entity (other than the Partnership) directly or indirectly controlling, controlled by, or under common control with the Partnership.

The Investment Adviser

         Dividend Capital Global Advisors LLC, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to the Partnership. The Adviser directs the investment of the Partnership's assets, subject at all times to the supervision of the Partnership's Board. The Adviser conducts investment research and supervision for the Partnership. The Adviser was organized as a Delaware limited liability company on _________, 2007 and is [registered with the SEC as an investment adviser]. The Adviser is an affiliate of DCG.

         Under its Investment Management Agreement with the Partnership, the Adviser furnishes an investment program for the Partnership's portfolio, makes the day-to-day investment decisions for the Partnership, and generally manages the Partnership's investments in accordance with the stated policies of the Partnership, subject to the general supervision of the Board. The Adviser also may provide persons satisfactory to the Board to serve as officers of the Partnership. Such officers, as well as certain other employees and members of the Board, may be directors, members, officers or employees of the Adviser or its affiliates, and the Partnership may bear a portion of the expense of officers of the Partnership supplied by the Adviser or otherwise compensate the Adviser for the services of such officers. The Partnership will pay the Adviser a monthly advisory fee, payable monthly in arrears, in an amount equal to 1.35% of the Partnership's aggregated Commitments during the Commitment Period and, for the period following the Commitment Period, 1.35% of the Partnership total assets (excluding any Financial Leverage).

         In addition, the Adviser also performs, or causes to be performed, certain administrative functions for the Partnership under an Administrative Services Agreement (the "Administrative Services Agreement"). The administrative services provided by the Adviser, or other service providers under the supervision of the Adviser, include, but are not limited to: (i) providing office space, telephone, office equipment and supplies for the Partnership; (ii) paying compensation for certain of the Partnership's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Partnership; (iv) supervising preparation of the periodic updating of the Partnership's registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(v) supervising preparation of periodic reports to the Partners and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual Partners; (vi) supervising the daily pricing of the Partnership's investment portfolio and the publication of the net asset value of the Partnership's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Partnership, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Partnership; (ix) supervising compliance by the Partnership with recordkeeping requirements under the Investment Company Act and regulations thereunder, maintaining books and records for the Partnership (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Partnership's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. For its services pursuant to the Administrative Services Agreement, the Partnership will pay the Adviser an amount equal to 0.10% of the Partnership's aggregated Commitments during the Commitment Period and, for the period following the Commitment Period, 0.10% of the Partnership total assets (excluding any Financial Leverage).

The Investment Sub-Adviser

         Dividend Capital Investments LLC, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment sub-adviser to the Partnership. The Adviser has delegated the management of the non-Portfolio Fund assets of the Partnership to the Sub-Adviser pursuant to a Investment Management Sub-Agreement with the Adviser and Partnership, subject at all times to the supervision of the Partnership's Board and the Adviser. The Sub-Adviser was organized as a Delaware limited liability company on July 9, 2003 and is registered with the SEC as an investment adviser. The Sub-Adviser is an affiliate of DCG. The Adviser will pay a portion of its fee to the Sub-Adviser for the management of the Partnership's non-Portfolio Fund investments according to a schedule.

Partnership Expenses

         The Partnership will bear all expenses incurred in its operations and the offering of its units and all other expenses that are not specifically assumed by the Adviser under the Investment Management Agreements. These expenses include, among others: organizational expenses; legal and audit expenses; expenses and offering costs related to the issuance of preferred shares of the Partnership; borrowing expenses; interest; taxes; governmental fees; membership fees for investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Partnership and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Partnership's shares; expenses of registering and qualifying fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Partnership's Partners; costs of stationery; costs of Partners and other meetings of the Partnership; compensation and expenses of the Independent Directors; and insurance covering the Partnership and its respective officers and Directors. The Partnership is also liable for such nonrecurring expenses as may arise, including litigation to which the Partnership may be party. The Partnership may also have an obligation to indemnify its Directors and officers with respect to any such litigation.

Custodian and Transfer and Dividend Disbursing Agent

         [ ], which has its principal business office at [ ], has been retained to act as custodian of the Partnership's investments and [ ], which has its principal business office at [ ], serves as the Partnership's transfer and dividend disbursing agent. Neither [ ] nor [ ] has any part in deciding the Partnership's investment policies or which securities are to be purchased or sold for the Partnership's portfolio.

Code of Ethics

         The Partnership, the Adviser, and the Sub-Adviser have adopted codes of ethics in compliance with Rule 17j-1 under the Investment Company Act. Subject to certain limitations, each code of ethics permits investment personnel to invest in securities, including securities that may be purchased or held by the Partnership, for their own accounts. Each code of ethics establishes procedures for personal investing, restricts certain transactions and places restrictions on the timing of personal investing in relation to portfolio transactions by the Partnership.

         These codes of ethics can be reviewed or copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Privacy Policy

         The Partnership is committed to maintaining the privacy of its Partners and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Partnership collects, how the Partnership protects that information, and why in certain cases the Partnership may share this information with others.

         The Partnership does not receive any non-public personal information relating to the Partners who purchase shares through an intermediary that acts as the record owner of the shares. In the case of Partners who are record owners of the Partnership, the Partnership receives non-public personal information on account applications or other forms. With respect to these Partners, the Partnership also has access to specific information regarding their transactions in the Partnership.

         The Partnership does not disclose any non-public personal information about its Partners or former Partners to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Partnership restricts access to non-public personal information about its Partners to the Adviser's employees with a legitimate business need for the information.

                               PORTFOLIO MANAGERS

Other Funds and Accounts Managed

         The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by members of the Adviser's or Sub-Adviser's management team (each a "Manager") who are primarily responsible for the day-to-day management of the Partnership as of [ ], 2007.

         As of February 28, 2007, [Name] managed or was a member of the management team for the following client accounts:


                                                                                      Number of
                                                                                       Accounts          Assets
                                                                                   Subject to a    Subject to a
                                                          Number of   Assets of     Performance     Performance
                                                           Accounts    Accounts             Fee             Fee
                                                         ----------   ---------    ------------    ------------
Registered Investment Companies........................                  $
Pooled Investment Vehicles Other Than Registered
  Investment Companies.................................                  $
Other Accounts.........................................               ---------                    ------------


Conflicts of Interest

         From time to time, potential conflicts of interest may arise between the management team's management of the investments of the Partnership, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Partnership or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Partnership. The other accounts might also have different investment objectives or strategies than the Partnership.

         Knowledge and Timing of Partnership Trades. A potential conflict of interest may arise as a result of the management team's day-to-day management of the Partnership. Because of their positions with the Adviser, the Sub-Adviser, and the Partnership, each Manager knows the size, timing and possible market impact of a Partnership's trades. It is theoretically possible that the Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Partnership.

         Investment Opportunities. A potential conflict of interest may arise as result of a Manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Partnership and other accounts managed by a Manager, but may not be available in sufficient quantities for both the Partnership and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Partnership and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

         Under the Adviser's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser's investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Partnership and certain pooled investment vehicles, including investment opportunity allocation issues.

Portfolio Management Compensation

         The objective of the Adviser's portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser's size and geographical location. Members of the management team participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.

         Base Salary. Each Manager is paid a base salary. In setting the base salary, the Adviser's intention is to be competitive in light of a Manager's experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

         Annual Bonus. Each Manager is eligible to receive an annual cash bonus that may be equal to as much as 200% of his/her annual base salary. This bonus is determined by a Manager's contribution to investment management results consistent with the Partnership's stated investment objectives as well as other qualitative and quantitative factors taken into consideration.

         Long-Term Incentive Program. Each Manager has the potential to participate in a long-term incentive program which may include an equity ownership program in the Adviser. Equity ownership is awarded based on individual contributions to the Adviser's business and the long-term potential of that individual to the Adviser.

Securities Ownership of Portfolio Management

         The Partnership is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the Managers beneficially owns any securities issued by the Partnership.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As of the date of this Statement of Additional Information, the Partnership has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

         The Adviser and Partnership intend to use the established relationships of its portfolio managers and affiliates with fund managers and placement agents to help source the best Portfolio Funds in which to invest. In addition to the funds that will be in the marketing phase during the Commitment Period, the portfolio managers and affiliates of the Partnership believe they have a favorable reputation with fund managers from past investment experience in real estate private equity funds which may provide separate joint venture opportunities or co-investment opportunities that are too large for the related Portfolio Fund. The Partnership intends to follow the selection process described in the "Investment Process" section of the Prospectus to analyze and underwrite potential investments.

         Subject to the supervision of the Directors, the Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Partnership and negotiation of its brokerage commission rates. Transactions on U.S. s tock exchanges involve the payment by the Partnership of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Partnership usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Partnership intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Partnership may buy securities from or sell securities to dealers acting as principal, except dealers with which the Partnership's Directors and/or officers are affiliated. In certain instances, the Partnership may make purchases of underwritten issues at prices that include underwriting fees.

         In selecting a broker to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Partnership on a continuing basis. As such, the cost of the brokerage commissions to the Partnership in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), and subject to such policies and procedures as the Directors may determine, the Adviser or Sub-Adviser may cause the Partnership to pay a broker or dealer that provides "brokerage and research services" (as defined under 1934 Act) to the Adviser or Sub-Adviser an amount of commission for effecting a securities transaction for the Partnership in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser or Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's or Sub-Adviser overall responsibilities to the Partnership and its other clients. The Adviser or Sub-Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser or Sub-Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

         The investment management fee paid by the Partnership to the Adviser is not reduced as a consequence of the Adviser's receipt of research and investment information provided by executing brokers; however, the Adviser or Sub-Adviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to the Adviser in serving both the Partnership and other clients of the Adviser or Sub-Adviser; accordingly, not all of the research provided by brokers through which the Partnership effects securities transactions may be used by the Adviser in connection with the Partnership.

         From time to time, the Partnership may use [ ] as a broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Partnership to pay [ ] any commission for effecting a securities transaction for the Partnership in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the Investment Company Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the 1934 Act prohibits [ ] from executing transactions on an exchange for the Partnership except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits [ ], as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Partnership on that exchange only if the Partnership expressly consents by written contract.

         The Adviser and Sub-Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the Partnership will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

         The Partnership may not buy securities from, or sell securities to, an affiliate acting as principal. The Board has adopted procedures in conformity with Rule 10f-3 under the Investment Company Act whereby the Partnership may purchase securities that are offered in underwritings in which affiliates are participants.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Partnership is required to disclose information concerning the Partnership's proxy voting policies and procedures to Partners. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Partnership. The Adviser (or Sub-Adviser for securities under its management) will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B to this Statement of Additional Information. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

         Information regarding how the Partnership voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available without charge, upon request by calling (866) 324-7348 and on the Securities and Exchange Commission's website (http://www.sec.gov).

                                    LEVERAGE

         The Partnership reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio to the extent permitted under the Investment Company Act. The Partnership may also enter derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. To the extent that the Partnership uses leverage, it would seek to obtain a higher return for Partners than if the Partnership did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Partnership's investment portfolio and potentially larger losses than if the strategies were not used.

         If there is a net decrease (or increase) in the value of the Partnership's investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Partnership were not leveraged. Fees and expenses paid by the Partnership, including costs associated with borrowings or other forms of leverage utilized by the Partnership, are borne entirely by the Partners.

         Under the Investment Company Act, the Partnership generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Partnership's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 (1)/3% of the Partnership's total assets). In addition, the Partnership is not permitted to declare any cash dividend or other distribution on its units unless, at the time of such declaration, the value of the Partnership's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Partnership enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments used by the Partnership will not constitute senior securities (and will not be subject to the Partnership's limitations on borrowings) to the extent that the Partnership segregates or "earmarks" liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

         The Partnership may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Partnership securities.

Leverage Risk

         Utilization of leverage is a speculative investment technique and involves certain risks to the unitholders. These include the possibility of higher volatility of the net asset value of the units. So long as the Partnership is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of units to realize a higher current net investment income than if the Partnership were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Partnership's investment portfolio, the benefit of leverage to holders of units will be reduced, and if the then current cost of any leverage were to exceed the net return on the Partnership's portfolio, the Partnership's leveraged capital structure would result in a lower rate of return to Partners than if the Partnership were not so leveraged.

         Any decline in the net asset value of the Partnership's investments will be borne entirely by Partners. Therefore, if the market value of the Partnership's portfolio declines, the leverage will result in a greater decrease in net asset value to Partners than if the Partnership were not leveraged.

         The Partnership may enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Partnership uses derivatives for leverage, investments in the Partnership will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Partnership manages some of its derivative positions by segregating or "earmarking" an amount of cash or liquid securities equal to the face value of the positions. The Partnership may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Partnership does not segregate or "earmark" liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as "borrowings" for purposes of the requirement under the Investment Company Act that the Partnership may not enter into any such transaction if the Partnership's borrowings would thereby exceed 33 (1)/3 of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Partnership may perform as if it is leveraged.

                                    TAXATION

         The following is a discussion of certain U.S. federal income tax considerations to U.S. persons who purchase units in the offering. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the "Service") and judicial decisions, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. The discussion does not purport to describe all of the U.S. federal income tax considerations applicable to the Partnership or that may be relevant to a particular investor in view of such investor's particular circumstances and, except to the extent provided below, is not directed to investors subject to special treatment under U.S. federal income tax laws, such as banks, dealers in securities, insurance companies, tax-exempt entities and non-U.S. persons. In addition, this discussion does not discuss any aspect of state, local or foreign tax law and assumes that investors will hold their interests in the Partnership as capital assets within the meaning of
Section 1221 of the Code.

         The tax treatment of partners in a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) that is an investor in the Partnership generally depends on the status of the partner, rather than the Partnership, and is not specifically addressed herein.

         No advance rulings have been or will be sought from the Service regarding any matter discussed herein, and counsel to the Partnership has not rendered any opinion with respect to any of the U.S. federal income tax considerations relating to the Partnership or an investment therein. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, prospective investors are urged to consult their tax advisors to determine the U.S. federal income tax consequences to them of acquiring, holding and disposing of units in the Partnership, as well as the effects of the state, local and non-U.S. tax laws.

         It is generally expected that a number of the U.S.-based Portfolio Funds in which the Partnership invests will be treated as partnerships for U.S. federal income tax purposes, although as the Partnership has not yet made any investments, there is no guaranty that that will be the case. Consequently, the Partnership's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Partnership's investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds. Because the exact nature of the Portfolio Funds' investments is not known at this time, it is not possible to address the specific tax consequences of the Partnership's investments. Accordingly, the following discussion is intended as a general guide only.

         For purposes of the following discussion, a U.S. person is a person who is or that is (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. A "non-U.S. person" is a person who is not a U.S. person.

         Classification of the Partnership: The Partnership believes that under present law it will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. If, however, for any reason the Partnership or the Portfolio Funds in which the Partnership invests (that are intended to be treated as partnerships for U.S. federal income tax purposes) were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the investors would result. A partnership (such as the Partnership) that has registered under the Investment Company Act would be treated as a corporation for U.S. federal income tax purposes if it were a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose. In addition, the Partnership agreement imposes significant restrictions on transfers of units. The discussion below assumes that the Partnership and the Portfolio Funds in which the Partnership invests will be treated, for U.S. federal income tax purposes, as a partnership.

         Taxation of Investors: As a partnership for tax purposes, the Partnership is not itself subject to U.S. federal income tax. Rather, each investor in computing its U.S. federal income tax liability for a taxable year will be required to take into account its allocable share of items of Partnership income, gain, loss, deduction and credit for the taxable year of the Partnership ending within or with the taxable year of such investor, regardless of whether the investor has received any distributions from the Partnership. The characterization of an item of Partnership income, gain, loss, deduction or credit will generally be determined at the Partnership (rather than at the investor) level.

         Allocation of Profits and Losses: For each calendar year of the Partnership, investors will be allocated their proportionate shares of the Partnership's items of income, gain, loss, deduction and credit. An investor's allocable share of such items will be determined by the Partnership agreement, provided such allocations either have "substantial economic effect" or are determined to be in accordance with the investor's interest in the Partnership. If the allocations provided by the Partnership agreement were successfully challenged by the Service, the redetermination of the allocations to a particular investor for U.S. federal income tax purposes could be less favorable than the allocations set forth in the Partnership agreement.

         The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund that is not matched by a corresponding receipt of cash. Accordingly, it is possible that an investor's U.S. federal income tax liability with respect to its allocable share of the earnings of the Partnership in a particular taxable year could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by the investor.

         Adjusted Tax Basis for Units: An investor's adjusted tax basis for its units generally will be equal to the amount of its initial capital contributions and will be increased by (a) any additional capital contributions made by such investor and (b) the sum of such investor's allocable share of (i) items of Partnership income and gain and (ii) liabilities of the Partnership, if any. An investor's adjusted tax basis will be decreased, but not below zero, by the investor's allocable share of (a) items of Partnership deductions and losses and
(b) the amount of any cash distributions by the Partnership or the amount of the tax basis of any property, other than cash, distributed by the Partnership and such investor's allocable share of the reduction in liabilities of the Partnership, if any.

         If the recognition of an investor's allocable share of Partnership losses would otherwise reduce its adjusted tax basis for its units below zero, the recognition of such losses by such investor would be deferred until such time as the recognition of such losses would not reduce such investor's basis below zero. Partnership distributions generally will not be taxable to an investor to the extent of such investor's adjusted tax basis in its units. If an investor receives a cash distribution (or deemed cash distribution) in an amount that exceeds such investor's adjusted tax basis in its units, such investor would be required to recognize taxable income to the extent of that excess. A distribution of marketable securities is generally treated as a distribution of cash. Such amount would be treated as gain from the sale or exchange of its units.

         Disposition and Redemptions of Units: A sale, redemption or other taxable disposition of all or a part of an investor's units will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the disposition or the cash distributions received in the redemption (including deemed cash distributions from the Partnership) and the investor's adjusted tax basis in its units. An investor's adjusted tax basis will be adjusted for this purpose by its allocable share of the Partnership's income or loss for the year of such sale, redemption or other disposition. [Any gain or loss recognized with respect to such sale, redemption or other disposition is likely to be treated in substantial part as ordinary income and not capital gain.]

         Limitation on Deductibility of Partnership Losses: An investor will be restricted from taking into account for U.S. federal income tax purposes any Partnership loss in excess of the adjusted tax basis of such investor's units. In addition, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from taking into account for U.S. federal income tax purposes any Partnership net loss in excess of the amounts for which such investor is "at risk" with respect to its units as of the end of the Partnership's taxable year in which such loss occurred. The amount for which an investor is "at risk" with respect to its units generally is equal to its adjusted tax basis for such units, less any amounts borrowed (x) in connection with its acquisition of such units for which it is not personally liable and for which it has pledged no property other than its units; (y) from persons who have a proprietary interest in the Partnership and from certain persons related to such persons; and (z) for which the investor is protected against loss through nonrecourse financing, guarantees or similar arrangements.

         Limitation on Deductibility of Passive Losses: In addition to the limitations on the deductibility of losses described above, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from using trade or business losses sustained by partnerships and other businesses in whose operations the taxpayer does not materially participate to offset income from other sources. Therefore, such losses can not be used to offset salary or other earned income, active business income or "portfolio income" (i.e., dividends, interest, royalties and non-business capital gains) of the taxpayer. Losses and credits suspended under the limitation may be carried forward indefinitely and may be used in later years against income from passive activities. Moreover, a taxable disposition by a taxpayer of the entire interest in a passive activity will cause the recognition of any suspended losses attributable to that activity.

         This so-called "passive activity loss" limitation may apply to limit certain losses sustained by the Partnership, since certain activities of the Partnership may rise to the level of carrying on a trade or business for this purpose. An investor who is an individual, non-corporate taxpayer or closely-held corporation generally will not be able to use losses from its interests in passive activities, including passive activities of the Partnership, to offset its share of any income and capital gain from the Partnership that is not "passive activity income."

         Limitation on Deduction for Certain Expenses: For individuals, estates and trusts, certain miscellaneous itemized deductions are deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer. Moreover, an individual whose adjusted gross income exceeds specified threshold amounts is required to further reduce the amount of allowable itemized deductions by the lesser of (i) 3% of the excess of adjusted gross income over the threshold amount or (ii) 80% of the total amount of otherwise allowable itemized deductions. Management fees and organizational and other expenses attributable to the Partnership will constitute miscellaneous itemized deductions for these purposes. Prospective investors are urged to consult their tax advisors regarding their ability to deduct itemized expenses incurred by the Partnership.

         Limitation on Deductibility of Capital Losses: Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

         Qualified Dividends and Certain Capital Gains: Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by investors who sell units that they have held for more than one year. The reduced rates cease to apply for taxable years beginning after December 31, 2010 after which they are scheduled to be increased to 20% for long-term capital gains and to ordinary income rates for dividends.

         Investments in REITs: Partnership investments in REITs may generate dividend income or net capital gains. Dividends from REITs are not "qualified dividends" and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.

         Alternative Minimum Tax: In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. An investor's potential alternative minimum tax liability may be affected by reason of an investment in the Partnership. The extent, if any, to which the alternative minimum tax applies, will depend on each investor's particular circumstances for each taxable year.

         Non-U.S. Currency Gains or Losses: If the Partnership or the Portfolio Funds in which it invests makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Partnership may recognize (or have allocated to it) gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Partnership may also recognize (or have allocated to it) gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

         Non-U.S. Taxes: Certain dividend, interest and other income received by the Partnership from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Partnership may also be subject to income and other taxes in certain other countries. To the extent such income is considered to be attributable to a permanent establishment maintained by the Partnership in such jurisdiction, the Partnership may be subject to tax at full rates of taxation on its net income attributable to such permanent establishment. In light of the nature of the investment activity, no assurances can be given (and no ruling from any non-U.S. jurisdictions' tax authorities will be sought) concerning the level of local jurisdiction taxation that may be imposed on the Partnership's investment returns. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Partnership and the investors to claim the benefits of such treaties. Investors will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. The Partnership intends to use reasonable efforts to minimize the Partnership's exposure to such non-U.S. taxes.

         Tax Audits: Under the Code, adjustments in tax liability with respect to the Partnership items generally will be made at the Partnership level in a partnership proceeding rather than in separate proceedings with each Investor. GREFOF GP I-A, LLC, the general partner of the Partnership (the "General Partner"), will represent the Partnership as its "tax matters partner" during any audit and in any dispute with the Service. Each investor will be informed by the General Partner of the commencement of an audit of the Partnership. In general, the General Partner may enter into a settlement agreement with the Service on behalf of, and that is binding upon, the investors. Successful adjustments by the Service of Partnership items of income, gain, loss, deduction or expense could change an investor's U.S. federal income tax liabilities.

         Tax Elections: Under Section 754 of the Code, the Partnership may elect to have the basis of its assets adjusted in the event of a distribution of property to an investor or in the event of a transfer of units in the Partnership by sale or exchange or as a result of the death of an investor. Pursuant to the terms of the Partnership agreement, the General Partner, in its sole discretion, is authorized to make such election, which, if made, can be revoked only with the consent of the Service.

         Regardless of whether the Partnership makes a 754 election, it will be required to reduce the tax basis in its remaining property following certain distributions in liquidation of an investor's interest. This would occur when, subject to a de minimis exception, the departing investor recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Partnership immediately before the distribution. The Partnership will also be required to reduce the tax basis in its assets with respect to an investor if, subject to a de minimis exception, the Partnership has a built-in loss in its assets at the time the investor purchases its units. These reductions in tax basis are intended to prevent certain duplications of losses.

         Reports to Partners: The Partnership will not be able to deliver Schedules K-1 to investors prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

         Reportable Transactions and Certain Tax Filing Requirements: Treasury Regulations require that certain taxpayers participating in a "reportable transaction" must disclose such participation to the Service. The scope and application of these rules is not completely clear. An investment in the Partnership may be considered participation in a "reportable transaction" if, for example, the Partnership recognizes certain significant losses in the future. If an investment in the Partnership constitutes participation in a "reportable transaction", the Partnership and the investors may be required to file IRS Form 8886 with the Service, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Partnership to the Service. In addition, the Partnership and its advisors may be required to maintain a list of the investors and to furnish this list and certain other information to the Service. Prospective investors are urged to consult their tax advisors regarding the applicability of these rules to an investment in the Partnership.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Skadden Arps Slate Meagher & Flom LLP serves as counsel to the Partnership, and is located at 4 Times Square, New York, New
York 10036-6522.

         [Name] is the independent registered public accounting firm for the Partnership, providing audit services and assistance and consulting with respect to the preparation of filings with the Securities and Exchange Commission.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

"AAA" An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r" The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest only or principal only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R." The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

"A 1" A short-term obligation rated "A 1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A 2" A short-term obligation rated "A 2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A 3" A short-term obligation rated "A 3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C" A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

"Aaa" Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                                                      APPENDIX B

                      DIVIDEND CAPITAL GLOBAL ADVISORS LLC

                        Proxy and Corporate Action Voting

                             Policies and Procedures

I.       Policy

         Dividend Capital Global Advisors LLC (the "Adviser") acts as a discretionary investment adviser for various clients. [The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act").] Some of the Adviser's clients may have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment management agreement. Therefore, unless a client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

         When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

         These Proxy and Corporate Action Voting Policies and Procedures will also apply to Dividend Capital Investments LLC (the "Sub-Adviser") for the securities under its management pursuant to its investment management sub-agreement.

II.      Purpose

         The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act.

III.     Procedures

         The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

         The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.       Conflicts of Interest

         Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below:

2. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

3. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

4. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

         The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.       Limitations

         In certain circumstances, in accordance with a client's investment management agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.      Recordkeeping

         In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

         The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

         The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

         >>   the name of the issuer of the portfolio security;

         >>   the exchange ticker symbol of the portfolio security;

         >>   the CUSIP number of the portfolio security;

         >>   the shareholder meeting date;

         >>   a brief description of the matter voted on;

         >>   whether matter was put forward by the issuer or a shareholder;

         >>   whether the mutual fund voted;

         >>   how the mutual fund cast its vote;

         >>   whether the mutual fund cast its vote for or against management.

V.       Guidelines

         Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.       Oppose.

         The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of Partners to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following:

         (a)  Proposals to stagger board members' terms;

         (b) Proposals to limit the ability of Partners to call special meetings;

         (c)  Proposals to require super majority votes;

         (d) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         (e)  Proposals regarding "fair price" provisions;

         (f)  Proposals regarding "poison pill" provisions; and

         (g)  Permitting "green mail".

2.       Providing cumulative voting rights.

B.       Approve.

         Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the Partners. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.       Date and place of annual meeting.

3.       Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by Partners as a means of eliminating undue management pressure on Partners regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as Partners can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.       Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current Partners the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.       Employee Stock Purchase Plans.

10.      Establish 401(k) Plans.

C.       Case-By-Case.

         The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.       Pay directors solely in stock;

2.       Eliminate director's mandatory retirement policy;

3.       Rotate annual meeting location or date;

4.       Changes in the state of incorporation;

5.       Social and corporate responsibility issues;

6.       Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.       Investment Company Issues.

         From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.       Elect directors or Directors;

2.       Ratify or approve independent accountants;

3.       Approve a new investment adviser or sub-adviser;

4.       Approve a change to an investment advisory fee;

5.       Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.       Approve a change in the state of incorporation; and

8.       Approve a plan of reorganization or merger.

         The Adviser will generally vote with management's recommendation on the election of directors and Directors, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

                            PART C: Other Information

Item 25.       Financial Statements and Exhibits

(1)      Financial Statements

         Report of Independent Auditors (1)

         Statement of Assets and Liabilities (1)

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organizational. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act, as amended (the "Investment Company Act"), will be filed with a pre-effective amendment to the Registration Statement.

(2)      Exhibits

         (a)    Certificate of Limited Partnership, dated May 2, 2007 (2)

         (b)    Limited Partnership Agreement (1)

         (c)    Not applicable

         (d)    Not applicable

         (e)    Not applicable

         (f)    Not applicable

         (g)(1) Investment Management Agreement between Registrant and Dividend Capital Global Advisors LLC (the "Adviser") (1)

         (g)(2) Sub-Investment Management Agreement between Registrant, the Adviser, and Dividend Capital Investments LLC (the "Sub-Adviser") (1)

         (g)(3) Investment Advisory Agreement between Registrant and the Adviser
                (1)

         (h) Dealer-Manager Agreement between Registrant and Dividend Capital Securities LLC (1)

         (i)    Not applicable

         (j)    Form of Custody Agreement (2)

         (k)    Not applicable

         (l)    Opinion and Consent of Counsel to the Partnership (2)

         (m)    Not applicable

         (n)    Consent of Independent Registered Public Accounting Firm (2)

         (o)    Not applicable

         (p)    Not applicable

         (q)    Not applicable

         (r)(1) Code of Ethics of the Registrant (2)

         (r)(2) Code of Ethics of the Adviser (2)

         (r)(3) Code of Ethics of the Sub-Adviser (2)

         ____________________

         (1)    Filed herewith.

         (2)    To be filed by amendment.

Item 26.        Marketing Arrangements

         None.

Item 27.        Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

                                                                        Amount
                                                                      ----------
Registration Fee.................................................... $
Printing............................................................ $
Accounting Fees and Expenses........................................ $
Legal Fees and Expenses............................................. $
NASD Fee............................................................ $
Miscellaneous....................................................... $
          Total..................................................... $

Item 28.        Persons Controlled By Or Under Common Control With The
                Registrant

         None.

Item 29.        Number of Holders of Securities

      Title of Class                                   # of Recordholders
      ---------------                                 --------------------
      Limited Partnership Interests...............
      General Partnership Interests...............             1

Item 30.        Indemnification

         To be filed by amendment.

Item 31.        Business and Other Connections of Investment Adviser

         Dividend Capital Global Advisors LLC, a Delaware limited liability company, is the Registrant's investment manager. The Adviser also serves as investment manager to Global Real Estate Fund of Funds I-B, L.P.

         Dividend Capital Investments LLC, a Delaware limited liability company, is the Registrant's sub-investment manager. The Sub-Adviser also serves as investment manager to _______________.

         [The list required by this Item 31 of officers and directors of the Adviser and Sub-Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules __ and __ of Form ADV, filed by each of the Adviser and Sub-Adviser, pursuant to the Investment Advisers Act of 1940 (SEC File No. ____________) which was filed by the Adviser on __________________ and the Sub-Adviser on _______________.]

Item 32.        Location of Accounts and Records

         To be filed by amendment.

Item 33.        Management Services

         Not applicable.

Item 34.        Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2)    Not applicable.

         (3)    Not applicable.

         (4)(a) The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act"); (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         (4)(b) The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

         (4)(c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (5)(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 25th day of May, 2007.

         GLOBAL REAL ESTATE FUND OF FUNDS I-A, L.P.

                     By:  /s/ Howard J. Margolis
                          ---------------------------------------------
                          Howard J. Margolis
                          Sole Director, President, Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer, and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 25th day of May, 2007.

     SIGNATURE                                    TITLE
------------------------    --------------------------------------------------
/s/ Howard J. Margolis Sole Director, President, Chief Executive Officer, ------------------------ Chief Financial Officer, Chief Compliance Officer,
Howard J. Margolis          and Treasurer

                                 Exhibit Index
                                 -------------

Exhibit No.        Description
-----------        ------------
(a)                Certificate of Limited Partnership, dated May 2, 2007